UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund: BlackRock Capital Allocation Term Trust (BCAT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Allocation Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2025
2025 Annual Report

BlackRock Capital Allocation Term Trust (BCAT)
BlackRock ESG Capital Allocation Term Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Capital Allocation Term Trust’ s (BCAT) and BlackRock ESG Capital Allocation Term Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2025
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$ 0.338464	$ —	$ —	$ 2.982576	$ 3.321040	10%	— %	— %	90%	100%
ECAT	0.219986	—	0.024356	3.292798	3.537140	6	—	1	93	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
Each Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”).  In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BCAT	$ 0.262030
ECAT	0.278540
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2025 BlackRock Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

2025 BlackRock Annual Report to Shareholders

Option Over-Writing Strategy
Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Consolidated Schedule of Investments and the Notes to Consolidated Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary as of December 31, 2025

BlackRock Capital Allocation Term Trust (BCAT)
Investment Objective
BlackRock Capital Allocation Term Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($14.16)(a)	22.21%
Current Monthly Distribution per Common Share(b)	$0.262030
Current Annualized Distribution per Common Share(b)	$3.144360

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on January 2, 2026, was decreased to $0.260730 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 14.16	$ 15.15	(6.53)%	$ 15.88	$ 13.20
Net Asset Value	15.23	16.43	(7.30)	16.67	14.70
GROWTH OF $10,000 INVESTMENT

BCAT commenced operations on September 28, 2020.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A Customized Reference Benchmark comprised of MSCI World Index (Net) (50%) and Bloomberg U.S. Aggregate Bond Index (50%).
(c)
A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(d)
A broad-based flagship benchmark that measures the investment grade, USD-denominated, fixed-rate taxable bond market.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Capital Allocation Term Trust (BCAT)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)	15.55%	6.18%	7.00%
Trust at Market Price(b)(c)	16.50	3.94	5.53
Custom Reference Benchmark	14.13	5.88	7.02
MSCI World Index (Net)	21.09	12.15	14.35
Bloomberg U.S. Aggregate Bond Index	7.30	(0.36)	(0.23)

(a)	BCAT commenced operations on September 28, 2020.
(b)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed- income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, financials, communication services, and industrials sectors contributed to absolute returns. In fixed income, positioning in corporate bonds and securitized assets were the largest contributors. An allocation to commodities contributed, as well. On the other hand, positioning in index-related equity futures detracted.
The Trust used derivatives, which may include options, futures, swaps, and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. In the aggregate, the Trust’s use of derivatives contributed to performance.
Private investments comprised approximately 12.7% of the Trust’s total assets at the close of the period. The Trust’s holdings in this area made a small contribution, driven by private equity and credit.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocation to equities increased by 5.4 percentage points over the course of the year, with the largest additions in information technology, financials, and communication services. Its weightings in the materials and consumer discretionary sectors decreased. The Trust’s allocation to bonds fell by 1.1 percentage points, with the largest reductions in securitized assets—notably collateralized loan obligations—as well as in high yield bonds and emerging market sovereign debt. The Trust’s weighting in agency mortgage-backed securities increased.
Describe portfolio positioning at period end.
The Trust had a 57% allocation to equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, financials, and consumer discretionary. The Trust used options as an additional source of income. As of December 31, 2025, the Trust had sold options on approximately 9.7% of its equity positions.
The Trust finished the period with a weighting of 42% in fixed income, comprised predominately of high yield bonds, securitized assets, and agency-mortgage backed securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Capital Allocation Term Trust (BCAT)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)(b)
Uniform Mortgage-Backed Securities, 3.50%, 01/14/56	4.8%
Uniform Mortgage-Backed Securities, 3.50%, 02/15/56	4.7
Microsoft Corp.	2.8
Alphabet, Inc.	2.2
Uniform Mortgage-Backed Securities, 4.50%, 01/15/55	2.2
SPDR Gold Shares	2.2
Amazon.com, Inc.	2.1
NVIDIA Corp.	2.1
Uniform Mortgage-Backed Securities, 5.50%, 01/15/55	1.9
Apple, Inc.	1.7

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)(b)
United States	77.7%
United Kingdom	3.5
France	2.9
Italy	1.9
Canada	1.7
Netherlands	1.4
China	1.3
Taiwan	1.3
Ireland	1.3
Cayman Islands	1.1
Germany	1.0
Other#	4.9

(a)	Excludes underlying investments in equity swaps.
(b)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock ESG Capital Allocation Term Trust (ECAT)
Investment Objective
BlackRock ESG Capital Allocation Term Trust’s (ECAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($15.38)(a)	21.73%
Current Monthly Distribution per Common Share(b)	$0.278540
Current Annualized Distribution per Common Share(b)	$3.342480

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on January 2, 2026, was decreased to $0.277010 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 15.38	$ 16.40	(6.22)%	$ 17.14	$ 13.91
Net Asset Value	16.17	17.56	(7.92)	17.98	15.10
GROWTH OF $10,000 INVESTMENT

ECAT commenced operations on September 27, 2021.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A Customized Reference Benchmark comprised of MSCI World Index (Net) (65%) and Bloomberg U.S. Aggregate Bond Index (35%).
(c)
A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(d)
A broad-based flagship benchmark that measures the investment grade, USD-denominated, fixed-rate taxable bond market.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock ESG Capital Allocation Term Trust (ECAT)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)(c)	14.33%	8.54%
Trust at Market Price(b)(c)	16.44	7.27
Custom Reference Benchmark	16.21	6.78
MSCI World Index (Net)	21.09	10.42
Bloomberg U.S. Aggregate Bond Index	7.30	(0.12)

(a)	ECAT commenced operations on September 27, 2021.
(b)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, financials, and communication services sectors were the primary contributors to the Trust’s absolute return. In fixed income, positioning in corporate bonds and securitized assets were the largest contributors. An allocation to commodities contributed, as well. No major segment of the Trust was a significant detractor, reflecting the positive environment for the broader financial markets.
The Trust used derivatives, which may include options, futures, swaps, and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the use of derivatives made a modest contribution to performance.
Private investments comprised approximately 4.8% of the Trust’s total assets at the close of the period. The Trust’s holdings in this area detracted modestly.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocation to equities increased by 8.7 percentage points, with the largest additions in information technology, financials, and communication services. Its weighting in consumer discretionary decreased. The allocation to fixed income rose by 1.7 percentage points, with the largest increase in high yield bonds and agency mortgage-backed securities. The Trust’s weighting in investment-grade corporates decreased modestly.
Describe portfolio positioning at period end.
The Trust had a 79% weighting in equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, financials, communication services, and healthcare. The Trust used options as an additional source of income. As of December 31, 2025, the team had sold options on approximately 7.9% of its equity positions.
The Trust finished the period with a weighting of 32% in fixed income, comprised predominately of high yield bonds, investment-grade corporates, securitized assets, and agency mortgage-backed securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock ESG Capital Allocation Term Trust (ECAT)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	3.8%
Microsoft Corp.	3.7
Uniform Mortgage-Backed Securities, 5.50%, 01/15/55	3.0
Alphabet, Inc.	2.9
Apple, Inc.	2.5
SPDR Gold Shares	2.4
Uniform Mortgage-Backed Securities, 4.50%, 01/15/55	2.3
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
Eli Lilly & Co.	2.0
Mastercard, Inc.	1.6

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	78.0%
France	5.2
United Kingdom	2.8
Netherlands	2.3
Italy	2.2
Taiwan	2.2
Germany	1.3
Canada	1.0
Other#	5.0

(a)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
Trust Summary

Consolidated Schedule of Investments
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Cayman Islands(a)(b) — 1.2%
Apidos CLO XXXV, Series 2021-35A, Class E, (3-mo. CME Term SOFR + 6.01%), 9.90%, 04/20/34	USD	375	$ 375,630
Apidos CLO XXXVII, Series 2021-37A, Class E, (3- mo. CME Term SOFR + 6.56%), 10.42%, 10/22/34		250	250,709
ARES Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3-mo. CME Term SOFR + 6.96%), 10.87%, 10/15/34		1,250	1,250,502
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	724,163
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3- mo. CME Term SOFR + 3.31%), 7.22%, 07/15/32		2,700	2,701,783
Canyon CLO Ltd., Series 2020-3A, Class BR, (3-mo. CME Term SOFR + 1.95%), 5.85%, 10/15/37		750	752,271
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 10.92%, 10/15/34		500	494,013
Crown City CLO III, Series 2021-1A, Class C, (3-mo. CME Term SOFR + 3.56%), 7.45%, 07/20/34		1,250	1,248,065
Crown Point CLO Ltd., Series 2020-9A, Class DR, (3-mo. CME Term SOFR + 4.01%), 7.92%, 07/14/34		500	500,085
OCP CLO Ltd.
Series 2019-16A, Class ER, (3-mo. CME Term SOFR + 6.61%), 10.54%, 04/10/33		400	393,671
Series 2020-18A, Class D1R2, (3-mo. CME Term SOFR + 3.10%), 6.98%, 07/20/37		500	498,605
Series 2020-AR, Class D1R, (3-mo. CME Term SOFR + 3.60%), 7.48%, 04/18/37		3,500	3,530,917
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.22%, 07/15/34		250	246,448
Regatta XX Funding Ltd., Series 2021-2A, Class D1R, (3-mo. CME Term SOFR + 2.60%), 6.50%, 01/15/38		1,500	1,497,039
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.61%), 7.50%, 07/20/34		250	249,722
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29(c)		1,000	—
Trestles CLO Ltd., Series 2017-1A, Class D1RR, (3-mo. CME Term SOFR + 3.15%), 7.01%, 07/25/37		500	498,989
Whitebox CLO I Ltd., Series 2019-1A, Class SUB, 0.00%, 01/24/37		1,000	680,200
Whitebox CLO II Ltd., Series 2020-2A, Class D1R2, (3-mo. CME Term SOFR + 2.90%), 6.77%, 10/24/37		2,750	2,743,432
Whitebox CLO III Ltd.
Series 2021-3A, Class DR, (3-mo. CME Term SOFR + 2.85%), 6.75%, 10/15/35		500	502,487
Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.65%), 9.55%, 10/15/35		500	500,787
			19,639,518
Ireland(a) — 1.3%
AB Carval Euro CLO II-C DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.75%), 5.81%, 02/15/37(d)	EUR	250	296,852
Arbour CLO VI DAC, Series 6X, Class DR, (3-mo. EURIBOR + 3.20%), 5.26%, 11/15/37(d)		300	353,789
Arcano Euro CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.40%), 5.47%, 04/25/39(d)		350	413,631
Security		Par (000)	Value
Ireland (continued)
Arcano Euro CLO II DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.30%), 0.00%, 07/25/39(d)	EUR	160	$ 188,843
ARES European CLO XII DAC, Series 12A, Class DR, (3-mo. EURIBOR + 3.00%), 5.00%, 04/20/32(b)		875	1,030,889
Arini European CLO IV DAC, Series 4X, Class D, (3-mo. EURIBOR + 3.50%), 5.53%, 01/15/38(d)		430	511,483
Arini European CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 2.80%), 4.83%, 01/15/39(d)		230	271,363
Aurium CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.15%), 5.28%, 10/15/38(d)		100	117,824
Aurium CLO XIII DAC, Series 13X, Class D, (3-mo. EURIBOR + 2.80%), 4.81%, 04/15/38(d)		160	187,027
Avoca CLO XVIII DAC, Series 18X, Class DR, (3-mo. EURIBOR + 3.05%), 5.08%, 01/15/38(d)		170	199,877
Avoca Static CLO I DAC, Series 1X, Class DR, (3- mo. EURIBOR + 2.90%), 4.93%, 01/15/35(d)		150	176,278
Capital Four CLO VIII DAC, Series 8X, Class D, (3- mo. EURIBOR + 3.25%), 5.32%, 10/25/37(d)		350	412,725
CIFC European Funding CLO II DAC, Series 2X, Class DR, (3-mo. EURIBOR + 3.00%), 5.03%, 10/15/39(d)		210	247,845
CIFC European Funding CLO III DAC, Series 3A, Class D, (3-mo. EURIBOR + 3.60%), 5.61%, 01/15/34(b)		700	822,661
Contego CLO V DAC, Series 5X, Class DR, (3-mo. EURIBOR + 3.10%), 5.13%, 10/15/37(d)		230	268,779
Contego CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.45%), 5.49%, 01/23/38(d)		290	340,408
Contego CLO XI DAC, Series 11X, Class DR, (3-mo. EURIBOR + 3.20%), 5.25%, 11/20/38(d)		220	259,220
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3-mo. EURIBOR + 3.80%), 5.80%, 12/23/33(b)		2,300	2,704,352
CVC Cordatus Opportunity Loan Fund-R DAC, Series 1X, Class DR, (3-mo. EURIBOR + 2.80%), 4.86%, 08/15/33(d)		700	821,167
Elm Park CLO DAC, Series 1X, Class DR3, (3-mo. EURIBOR + 3.20%), 5.32%, 01/15/38(d)		100	118,184
Fidelity Grand Harbour CLO DAC, Series 2023-1X, Class DR, (3-mo. EURIBOR + 2.70%), 4.76%, 02/15/38(d)		300	350,750
Hambridge Euro CLO 1 DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.30%), 5.34%, 10/20/38(d)		210	248,569
Henley CLO IV DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 5.07%, 04/25/34(b)		1,000	1,177,695
Henley CLO XI DAC, Series 11X, Class D, (3-mo. EURIBOR + 2.60%), 4.67%, 04/25/39(d)		330	387,086
Henley CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.10%), 5.11%, 01/15/38(d)		220	259,169
Invesco Euro CLO V DAC, Series 5A, Class D, (3-mo. EURIBOR + 3.80%), 5.81%, 01/15/34(b)		3,150	3,601,776
Jubilee CLO XXIX DAC, Series 2024-29X, Class D, (3-mo. EURIBOR + 3.20%), 5.21%, 01/15/39(d)		370	436,942
Palmer Square European Loan Funding DAC(d)
Series 2024-2X, Class D, (3-mo. EURIBOR + 3.15%), 5.21%, 05/15/34		250	293,796
Series 2024-3X, Class D, (3-mo. EURIBOR + 3.05%), 5.11%, 05/15/34		220	258,587
Penta CLO DAC, Series 2024-17X, Class D, (3-mo. EURIBOR + 3.25%), 5.31%, 08/15/38(d)		232	274,422

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Ireland (continued)
Prodigy Finance DAC(b)
Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 7.59%, 07/25/51	USD	53	$ 52,604
Series 2021-1A, Class D, (1-mo. Term SOFR + 6.01%), 9.74%, 07/25/51		53	52,897
Providus CLO II DAC, Series 2X, Class DRR, (3-mo. EURIBOR + 3.20%), 5.21%, 10/15/38(d)	EUR	238	279,836
Rockford Tower Europe CLO DAC, Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.07%, 10/25/37(d)		290	338,593
Signal Harmonic CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.50%), 5.42%, 07/15/38(d)		190	224,538
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 5.25%, 04/20/37(d)		470	556,665
Sona Fios CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 3.30%), 5.33%, 08/25/38(d)		170	200,852
Texas Debt Capital Euro CLO DAC, Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.02%, 04/16/39(d)		350	410,470
Tikehau CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.25%), 5.25%, 10/20/38(d)		340	401,022
Victory Street CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.45%), 5.48%, 01/15/38(d)		320	378,039
Victory Street CLO II DAC, Series 2X, Class D, (3- mo. EURIBOR + 3.10%), 5.20%, 01/15/39(d)		250	295,457
			20,222,962
United Kingdom — 0.0%
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(d)	GBP	275	388,780
United States — 2.2%
Ajax Mortgage Loan Trust(b)
Series 2021-G, Class A, 4.88%, 06/25/61(a)	USD	3,140	3,138,211
Series 2021-G, Class B, 6.75%, 06/25/61(a)		735	827,776
Series 2021-G, Class C, 0.01%, 06/25/61		1,258	1,281,784
Citigroup Mortgage Loan Trust(a)
Series 2007-AHL2, Class A3B, (1-mo. Term SOFR + 0.31%), 4.05%, 05/25/37		3,859	2,634,957
Series 2007-AHL3, Class A3B, (1-mo. Term SOFR + 0.28%), 4.02%, 07/25/45		2,788	1,972,779
College Avenue Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(b)		133	126,679
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.01%, 04/25/43(b)(c)		5	1,375,760
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(b)		2,399	2,351,086
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		2,830	2,825,163
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(b)		2,320	2,204,374
Mariner Finance Issuance Trust(b)
Series 2021-AA, Class E, 5.40%, 03/20/36		1,420	1,381,605
Series 2021-BA, Class E, 4.68%, 11/20/36		540	508,292
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,534,907
Series 2021-BA, Class D, 4.75%, 04/20/62		340	308,809
Series 2021-CA, Class D, 4.44%, 04/20/62		110	97,739
Progress Residential, Series 2021-SFR3, Class H, 4.75%, 05/17/26(b)		1,140	1,135,808
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33(b)(c)		4,780	4,672,450
Security		Par (000)	Value
United States (continued)
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31(b)	USD	800	$ 798,173
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	383,550
Silver Point Euro CLO 1 DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.00%), 5.10%, 01/15/39(a)(d)	EUR	110	129,543
SMB Private Education Loan Trust(b)
Series 2021-A, Class D1, 3.86%, 01/15/53	USD	1,186	1,078,593
Series 2021-A, Class D2, 3.86%, 01/15/53		647	589,019
Series 2021-C, Class D, 3.93%, 01/15/53		260	236,588
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1-mo. Term SOFR + 1.91%), 5.65%, 05/25/35(a)		182	181,134
Tricon Residential Trust(b)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,360,732
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	877,998
			34,013,509
Total Asset-Backed Securities — 4.7% (Cost: $79,438,777)			74,264,769

	Shares
Common Stocks
Canada — 1.1%
Algoma Steel Group, Inc.	178,901	733,494
Cameco Corp.	143,561	13,134,396
Suncor Energy, Inc.	87,340	3,876,546
		17,744,436
Chile — 0.0%
Wom New Holdco(c)(e)	599	13,777
China — 0.8%
Alibaba Group Holding Ltd., ADR	3,707	543,372
BYD Co. Ltd., Class H	306,000	3,739,551
Tencent Holdings Ltd.	113,367	8,700,184
		12,983,107
Denmark — 0.4%
DSV A/S	23,902	6,019,869
France — 2.1%
Arkema SA	20,886	1,272,869
Cie de Saint-Gobain SA	61,086	6,211,950
EssilorLuxottica SA	23,578	7,455,312
Hermes International SCA	2,345	5,822,281
LVMH Moet Hennessy Louis Vuitton SE	3,489	2,629,784
Sanofi SA	47,778	4,622,768
Societe Generale SA	68,534	5,517,259
		33,532,223
Germany — 0.2%
adidas AG, Class N	1,761	348,477
Northern Data AG(e)	2,917	52,691
SAP SE	8,949	2,174,325
		2,575,493
India — 0.0%
SBI Life Insurance Co. Ltd.(b)	34,877	790,558
Think & Learn Private Ltd., Class J-B, (Acquired 12/11/20, Cost: $5,113,105)(c)(e)(f)	2,279	—
		790,558
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Israel — 0.0%
Deep Instinct Ltd.(c)(e)	66,096	$ 3,966
Italy — 1.6%
Intesa Sanpaolo SpA	1,898,890	13,121,524
Leonardo SpA	11,182	639,616
UniCredit SpA	146,282	12,116,054
		25,877,194
Macau — 0.0%
Wynn Macau Ltd.	534,519	408,613
Netherlands — 1.4%
Adyen NV(b)(e)	119	191,896
ASML Holding NV	13,376	14,412,910
ING Groep NV	277,491	7,799,780
		22,404,586
South Korea — 0.1%
SK Hynix, Inc.	2,090	946,515
Spain — 0.1%
CaixaBank SA	58,935	720,546
Industria de Diseno Textil SA	6,370	420,195
		1,140,741
Sweden — 0.0%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $322,253), Preference Shares(c)(e)(f)	2,732	—
Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	18,000	884,831
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	74,845	22,744,647
		23,629,478
United Kingdom — 2.6%
BAE Systems PLC	419,226	9,648,511
British American Tobacco PLC	26,156	1,482,801
Compass Group PLC	166,629	5,279,651
Genius Sports Ltd.(e)	140,437	1,547,616
National Grid PLC	457,417	7,016,081
RELX PLC	106,751	4,300,658
Shell PLC	325,312	12,050,875
Teya Services Ltd., (Acquired 11/16/21, Cost: $2,398,802)(c)(e)(f)	1,235	385,962
Verisure PLC(e)	33,731	554,969
		42,267,124
United States — 46.6%
Abbott Laboratories	26,544	3,325,698
AbbVie, Inc.	17,975	4,107,108
Advanced Micro Devices, Inc.(e)	1,608	344,369
Air Products and Chemicals, Inc.	10,356	2,558,139
Alliance Laundry Holdings, Inc.(e)	62,090	1,263,531
Alphabet, Inc., Class C	125,973	39,530,327
Amazon.com, Inc.(e)(g)	162,812	37,580,266
AMC Networks, Inc., Class A(e)	9,801	93,306
American Express Co.	4,438	1,641,838
Apollo Global Management, Inc.	33,086	4,789,529
Apple, Inc.	113,496	30,855,023
AppLovin Corp., Class A(e)	1,879	1,266,108
Arista Networks, Inc.(e)	5,203	681,749
Autodesk, Inc.(e)	12,534	3,710,189
AutoZone, Inc.(e)	90	305,235
Bank of America Corp.	316,818	17,424,990
Best Buy Co., Inc.	4,351	291,212
Boeing Co.(e)	46,536	10,103,896
Booking Holdings, Inc.	112	599,797
Security	Shares	Value
United States (continued)
Boston Scientific Corp.(e)	113,081	$ 10,782,273
BP PLC	73,129	426,486
Broadcom, Inc.	60,306	20,871,907
Burlington Stores, Inc.(e)	1,266	365,684
Caesars Entertainment, Inc.(e)	19,728	461,438
Capital One Financial Corp.	45,221	10,959,762
Caresyntax, Inc.(c)(e)	15,359	—
Carrier Global Corp.	4,557	240,792
Century Communities, Inc.	15,990	949,006
Chevron Corp.	45,738	6,970,929
Circle Internet Group, Inc., Class A(e)	3,810	302,133
Cisco Systems, Inc.	119,960	9,240,519
Citigroup, Inc.	109,764	12,808,361
Coinbase Global, Inc., Class A(e)	1,655	374,262
Comerica, Inc.	1,300	113,009
Constellation Energy Corp.	861	304,165
Costco Wholesale Corp.	16,312	14,066,490
CRH PLC	59,456	7,420,109
Crown PropTech Acquisitions(c)(e)	84,264	56,610
Crown PropTech Acquisitions, Class A(e)	29,568	336,484
D.R. Horton, Inc.	24,691	3,556,245
Datadog, Inc., Class A(e)	4,486	610,051
Davidson Kempner Merchant Co-Investment Fund LP, (Acquired 03/31/22, Cost: $0)(e)(f)(h)	— (i)	4,033,939
Delta Air Lines, Inc.	58,930	4,089,742
Dick’ s Sporting Goods, Inc.	1,649	326,453
Duke Energy Corp.	2,157	252,822
EchoStar Corp., Class A(e)	49,961	5,430,761
Edwards Lifesciences Corp.(e)	7,637	651,054
Eli Lilly & Co.	18,471	19,850,414
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(c)(e)(f)	2,824	1,777,341
EQT Corp.	71,847	3,850,999
EXO Imaging, Inc., (Acquired 06/24/21, Cost: $1,482,935)(c)(e)(f)	2,532	937
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(c)(e)(f)	126,282	10,102,560
Fifth Third Bancorp	9,384	439,265
Figma, Inc., Class A(e)	4,615	172,463
First Citizens BancShares, Inc., Class A	351	753,309
First Horizon Corp.	36,567	873,951
Flagstar Financial, Inc.	254,364	3,202,443
Flyr AS(c)(e)	421,209	4
Formentera Partners Fund II LP(c)(e)(h)	— (i)	2,904,944
Freeport-McMoRan, Inc.	122,381	6,215,731
Freewire Equity(c)(e)	45	—
GE Vernova, Inc.	564	368,613
General Electric Co.	12,191	3,755,194
Goldman Sachs Group, Inc.	1,298	1,140,942
Hilton Worldwide Holdings, Inc.	10,312	2,962,122
HNG Hospitality Offshore LP, (Acquired 02/16/24, Cost: $2,660,000)(c)(e)(f)	2,660,000	1,968,400
Home Depot, Inc.	26,257	9,035,034
Intel Corp.(e)	29,212	1,077,923
Intuit, Inc.	9,509	6,298,952
Intuitive Surgical, Inc.(e)	13,042	7,386,467
Johnson & Johnson	19,849	4,107,751
JPMorgan Chase & Co.	57,554	18,545,050
KLA Corp.	300	364,524
Lam Research Corp.	19,697	3,371,732
Latch, Inc.(e)	142,273	21,369
Lionsgate Studios Corp.(e)	95,306	870,144
Live Nation Entertainment, Inc.(e)	28,082	4,001,685

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Lumen Technologies, Inc.(e)	80,398	$ 624,692
M/I Homes, Inc.(e)	4,074	521,268
Marsh & McLennan Cos., Inc.	48,072	8,918,317
Mastercard, Inc., Class A	28,760	16,418,509
McDonald’s Corp.	7,321	2,237,517
McKesson Corp.	10,941	8,974,793
Medtronic PLC	66,340	6,372,620
Merck & Co., Inc.	27,051	2,847,388
Meritage Homes Corp.	12,647	832,173
Meta Platforms, Inc., Class A	22,495	14,848,725
Micron Technology, Inc.	63,825	18,216,293
Microsoft Corp.(g)	102,208	49,429,833
MongoDB, Inc., Class A(e)	6,738	2,827,871
Morgan Stanley	6,894	1,223,892
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(c)(e)(f)	816	—
Netflix, Inc.(e)	39,694	3,721,709
NextEra Energy, Inc.	116,286	9,335,440
NRG Energy, Inc.	3,634	578,678
NVIDIA Corp.(g)	200,600	37,411,900
Oracle Corp.	11,688	2,278,108
Palantir Technologies, Inc., Class A(e)	18,885	3,356,809
Palladyne AI Corp.(e)	7,517	32,022
Paramount Skydance Corp., Class B	3,734	50,036
Philip Morris International, Inc.	35,860	5,751,944
Playstudios, Inc., Class A(e)	226,924	147,841
Progressive Corp.	36,413	8,291,968
Relativity Space, Inc.(c)(e)	496	511
Rotor Acquisition Corp.(e)	3,978	16,947
Salesforce, Inc.	24,605	6,518,111
Sarcos Technology & Robotics Corp.(e)	160,743	684,766
Screaming Eagle Acquisition Crop., Pipe, (Acquired 05/14/24, Cost: $1,168,975)(e)(f)	115,000	1,039,064
ServiceNow, Inc.(e)	23,890	3,659,709
ServiceTitan, Inc., Class A(e)	10,244	1,090,986
Six Flags Entertainment Corp.(e)	43,361	665,158
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(c)(e)(f)	12,621	77,241
Solaris Energy Infrastructure, Inc., Class A	36,723	1,688,156
Sonder Holdings, Inc., Class A(e)	37,498	375
Source Global PBC(c)(e)	4,622	370
Space Exploration Technologies Corp., Class A, (Acquired 08/21/23, Cost: $1,663,335)(c)(e)(f)	20,535	6,489,060
Space Exploration Technologies Corp., Class C, (Acquired 08/21/23, Cost: $1,785,240)(c)(e)(f)	22,040	6,964,640
Starbucks Corp.	4,180	351,998
Starz Entertainment Corp.(e)	3,086	36,106
Stryker Corp.	23,088	8,114,739
Target Corp.	3,901	381,323
Tesla, Inc.(e)	24,169	10,869,283
Thermo Fisher Scientific, Inc.	5,060	2,932,017
TJX Cos., Inc.	74,209	11,399,244
Toll Brothers, Inc.	3,224	435,949
Trane Technologies PLC	21,568	8,394,266
TransDigm Group, Inc.	3,662	4,869,911
Tri Pointe Homes, Inc.(e)	27,655	870,303
Uber Technologies, Inc.(e)	20,030	1,636,651
Ulta Beauty, Inc.(e)	678	410,197
Union Pacific Corp.	17,896	4,139,703
United Airlines Holdings, Inc.(e)	36,280	4,056,830
UnitedHealth Group, Inc.	6,793	2,242,437
Valero Energy Corp.	10,661	1,735,504
Security	Shares	Value
United States (continued)
Vertex Pharmaceuticals, Inc.(e)	4,657	$ 2,111,298
Vertiv Holdings Co., Class A	24,501	3,969,407
Vistra Corp.	26,277	4,239,268
Walmart, Inc.	159,039	17,718,535
Walt Disney Co.	72,935	8,297,815
Wealthfront Corp.(e)	55,831	758,743
Wells Fargo & Co.	130,274	12,141,537
Williams Cos., Inc.	80,729	4,852,620
Wolfspeed, Inc.(e)	1,112	19,360
Wynn Resorts Ltd.	2,581	310,572
		743,335,115
Total Common Stocks — 58.5% (Cost: $619,387,997)		933,672,795

		Par (000)
Corporate Bonds
Argentina(b) — 0.0%
Telecom Argentina SA, 9.25%, 05/28/33	USD	29	30,680
Vista Energy Argentina SAU, 8.50%, 06/10/33		51	52,148
			82,828
Australia — 0.5%
AGL Energy Ltd., 5.77%, 09/30/35(d)	AUD	200	129,110
Mineral Resources Ltd., 9.25%, 10/01/28(b)	USD	255	267,623
Oceana Australian Fixed Income Trust, A Note Upsize(c)
10.50%, 07/31/28	AUD	1,980	1,319,767
Class A, 12.50%, 07/31/26		2,822	1,906,803
Class A, 12.50%, 07/31/27		4,703	3,232,704
Pacific National Finance Pty. Ltd., 7.75%, 12/11/54(a)(d)		190	128,158
Port of Newcastle Investments Financing Pty. Ltd., 6.10%, 07/18/33(d)		180	119,725
Santos Finance Ltd., 5.75%, 11/13/35(b)	USD	300	298,333
Scentre Group Trust 1, 5.35%, 09/18/35(d)	AUD	430	273,867
Tabcorp Finance Pty. Ltd., 5.99%, 05/28/31(d)		250	164,700
			7,840,790
Belgium — 0.0%
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	200	198,730
Brazil — 0.1%
LD Celulose International GmbH, 7.95%, 01/26/32(b)		200	209,750
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(d)		181	158,806
Petrobras Global Finance BV, 6.75%, 01/27/41		193	194,890
Samarco Mineracao SA(j)
(9.00% Cash or 9.00% PIK), 9.50%, 06/30/31(d)		126	128,131
(9.00% PIK), 9.50%, 06/30/31(b)		34	34,109
Vale Overseas Ltd., 6.40%, 06/28/54		58	59,189
			784,875
Canada(b) — 0.8%
Air Canada Pass-Through Trust, Series 2020-1, Class C, 10.50%, 07/15/26		1,769	1,818,004
HR Ottawa LP, 11.00%, 03/31/31		9,477	10,422,787
			12,240,791
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chile(b) — 0.0%
AES Andes SA, (5-year CMT + 3.84%), 8.15%, 06/10/55(a)	USD	285	$ 298,435
WOM Chile Holdco SpA, (5.00% PIK), 5.00%, 04/01/32(j)(k)		195	178,744
WOM Mobile SA, (12.50% PIK), 11.00%, 04/01/31(j)		14	13,252
			490,431
China — 0.1%
Alibaba Group Holding Ltd., 0.50%, 06/01/31(k)		223	346,319
Fantasia Holdings Group Co. Ltd.(d)(e)(l)
6.95%, 12/17/21		320	3,200
11.75%, 04/17/22		520	5,200
9.25%, 07/28/23		1,200	12,000
Fortune Star BVI Ltd., 6.80%, 09/09/29(d)		200	197,000
Prosus NV, 4.03%, 08/03/50(d)		303	210,585
			774,304
Colombia — 0.0%
ABRA Global Finance, (6.00% Cash + 8.00% PIK), 14.00%, 10/22/29(b)(j)		168	167,883
Ecopetrol SA, 8.88%, 01/13/33		119	126,616
SURA Asset Management SA, 6.35%, 05/13/32(b)		200	213,266
			507,765
Costa Rica — 0.0%
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		211	221,155
Czech Republic — 0.0%
Czechoslovak Group A/S, 5.25%, 01/10/31(d)	EUR	325	395,308
Denmark — 0.0%
SGL Group ApS, (3-mo. EURIBOR + 4.25%), 6.30%, 02/24/31(a)		143	161,165
Finland(d) — 0.0%
Citycon Treasury BV
5.00%, 03/11/30		100	111,640
5.38%, 07/08/31		100	111,475
Mehilainen Yhtiot OYJ, 5.13%, 06/30/32		152	181,342
			404,457
France — 0.9%
Afflelou SAS, 6.00%, 07/25/29(d)		292	356,986
Atos SE(d)(m)
5.41%, 12/18/26		305	353,622
1.04%, 12/18/32		250	192,626
9.73%, 12/18/26		330	443,364
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 5.75%, 07/18/30(a)(d)		100	116,824
Clariane SE, 0.88%, 03/06/27(d)(k)		247	166,397
ELO SACA, 2.88%, 01/29/26(d)		200	234,616
Figeac Aero SA, (Acquired 07/16/25, Cost: $4,095,695), 7.79%, 07/23/30(c)(f)		3,520	4,100,715
Forvia SE, 5.50%, 06/15/31(d)		349	424,340
FR Bondco SAS, 6.88%, 10/31/32(d)		113	133,262
Goldstory SAS, 6.75%, 02/01/30(d)		317	386,445
Iliad Holding SAS, 6.88%, 04/15/31(d)		100	125,359
iliad SA, 4.25%, 01/09/32(d)		300	355,645
IPD 3 BV(d)
5.50%, 06/15/31		282	335,206
Series NOV, 5.50%, 06/15/31		100	118,257
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 5.64%, 07/01/29(a)(d)		305	362,574
Security		Par (000)	Value
France (continued)
Loxam SAS, 6.38%, 05/31/29(d)	EUR	583	$ 709,163
Lune Holdings SARL, 5.63%, 11/15/28(d)		305	41,220
New Immo Holding SA(d)
5.88%, 04/17/28		100	121,563
4.88%, 12/08/28		200	238,033
4.95%, 11/14/30		100	118,199
Paprec Holding SA, 4.13%, 07/15/30(d)		281	331,806
RCI Banque SA(a)(d)
(5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37		200	239,537
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34		600	743,155
Sabena technics SAS, (3-mo. EURIBOR + 5.00%), (Acquired 10/28/22, Cost: $2,058,040), 7.02%, 09/30/29(c)(f)		2,085	2,449,995
Schneider Electric SE, Series SUFP, 1.25%, 09/23/33(d)(k)		400	475,759
			13,674,668
Germany — 0.7%
Alstria Office AG(d)
4.25%, 10/15/29		200	232,243
5.50%, 03/20/31		100	120,292
APCOA Group GmbH, (3-mo. EURIBOR + 4.13%), 6.15%, 04/15/31(a)(d)		307	363,576
Aroundtown Finance SARL(a)(n)
(5-year CMT + 3.16%), 7.88%	USD	150	150,758
(5-year EURIBOR ICE Swap + 3.43%), 5.25%(d)	EUR	811	929,004
BRANICKS Group AG, 2.25%, 09/22/26(d)		100	82,074
DEMIRE Deutsche Mittelstand Real Estate AG, 5.00%, 12/31/27(d)(m)		352	389,195
Deutsche Lufthansa AG, (5-year EURIBOR ICE Swap + 2.86%), 5.25%, 01/15/55(a)(d)		400	487,842
Dynamo Newco II GmbH, 6.25%, 10/15/31(d)		118	141,245
Envalior Deutschland GmbH, (6-mo. EURIBOR at 0.00% Floor + 9.50% and 11.62% Cash or 11.62% PIK), 11.62%, 04/01/31(a)(c)(j)		4,051	4,243,137
Gruenenthal GmbH, Series NOV, 4.63%, 11/15/31(d)		211	250,567
IHO Verwaltungs GmbH, (7.00% Cash or 7.75% PIK), 7.00%, 11/15/31(d)(j)		249	315,927
Mahle GmbH, 6.50%, 05/02/31(d)		489	597,542
Nidda Healthcare Holding GmbH, (3-mo. EURIBOR + 3.25%), 5.28%, 10/15/32(a)(d)		384	455,351
PCF GmbH(d)
4.75%, 04/15/29		104	56,957
(3-mo. EURIBOR + 4.75%), 6.78%, 04/15/29(a)		129	70,969
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 5.78%, 07/01/29(a)(d)		236	279,614
Salzgitter AG, 3.38%, 10/22/32(d)(k)		200	256,076
Schaeffler AG(d)
4.25%, 04/01/28		100	119,966
5.38%, 04/01/31		100	123,906
TAG Immobilien AG, 0.63%, 03/11/31(d)(k)		100	119,584
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(d)(j)		319	246,381
TUI Cruises GmbH, 5.00%, 05/15/30(d)		104	125,409
Vonovia SE, Series B, 0.88%, 05/20/32(d)(k)		200	227,166

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Germany (continued)
Wintershall Dea Finance 2 BV, (5-year EURIBOR ICE Swap + 3.94%), 6.12%(a)(d)(n)	EUR	164	$ 196,618
ZF Europe Finance BV, 7.00%, 06/12/30(d)		200	247,612
			10,829,011
Greece(a)(d) — 0.1%
Eurobank SA, (1-year EURIBOR ICE Swap + 1.70%), 4.00%, 02/07/36		325	380,259
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35		200	251,123
			631,382
India — 0.3%
Clean Renewable Power Mauritius Pte. Ltd., 4.25%, 03/25/27(d)	USD	154	150,343
Diamond II Ltd., 7.95%, 07/28/26(d)		200	200,438
Flourishing Trade & Investment Ltd., (11.04% PIK), 11.04%, 04/02/30(c)(j)		2,405	2,488,884
India Cleantech Energy, 4.70%, 08/10/26(d)		190	187,454
Muthoot Finance Ltd., 6.38%, 03/02/30(d)		415	421,873
ReNew Pvt Ltd., 5.88%, 03/05/27(d)		200	198,712
Vedanta Resources Finance II PLC
10.88%, 09/17/29(b)		389	410,030
10.88%, 09/17/29(d)		200	210,813
			4,268,547
Indonesia — 0.0%
Freeport Indonesia PT, 6.20%, 04/14/52(d)		200	203,796
Ireland(d) — 0.1%
Cedacri SpA, (3-mo. EURIBOR + 4.63%), 6.69%, 05/15/28(a)	EUR	102	120,963
eircom Finance DAC, 5.00%, 04/30/31		223	266,529
Flutter Treasury DAC, 4.00%, 06/04/31		211	247,334
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32	GBP	100	135,216
			770,042
Israel — 0.0%
Energean PLC, 5.63%, 05/12/31(d)	EUR	100	117,519
Italy — 0.5%
Agrifarma SpA, 4.50%, 10/31/28(b)		1,882	2,231,546
Almaviva-The Italian Innovation Co. SpA, 5.00%, 10/30/30(d)		309	366,149
Bubbles Bidco SpA(d)
6.50%, 09/30/31		236	284,536
(3-mo. EURIBOR + 4.25%), 6.27%, 09/30/31(a)		231	273,762
Continuum Energy Pte. Ltd., 12.00%, 09/11/27(b)(c)	USD	870	866,299
Dolcetto Holdco SpA(d)
5.63%, 07/14/32	EUR	156	186,078
(3-mo. EURIBOR + 3.63%), 5.73%, 07/14/32(a)		100	119,106
Duomo Bidco SpA, (3-mo. EURIBOR + 3.25%), 5.31%, 01/15/32(a)(d)		180	213,156
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(d)		448	557,308
Eni SpA, (5-year EUR Swap + 2.40%), 4.88%(a)(d)(n)		200	238,272
Fedrigoni SpA, 6.13%, 06/15/31(d)		298	341,295
Fiber Midco SpA, (10.75% PIK), 10.75%, 06/15/29(d)(j)		229	206,685
Fibercop SpA(d)
4.75%, 06/30/30		100	119,416
5.13%, 06/30/32		100	119,440
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(d)		257	302,022
Security		Par (000)	Value
Italy (continued)
Gruppo San Donato SPA, 6.50%, 10/31/31(d)	EUR	126	$ 150,713
Itelyum Regeneration SpA, 5.75%, 04/15/30(d)		100	117,136
Lottomatica Group SpA(d)
5.38%, 06/01/30		100	121,481
4.88%, 01/31/31		148	179,120
(3-mo. EURIBOR + 3.25%), 5.31%, 06/01/31(a)		142	167,898
Pachelbel Bidco SpA(d)
7.13%, 05/17/31		137	171,940
(3-mo. EURIBOR + 4.25%), 6.32%, 05/17/31(a)		126	149,729
Rossini SARL(d)
6.75%, 12/31/29		147	181,513
(3-mo. EURIBOR + 3.88%), 5.89%, 12/31/29(a)		89	106,050
TeamSystem SpA(a)(d)
(3-mo. EURIBOR + 3.25%), 5.28%, 07/01/32		112	132,332
(3-mo. EURIBOR + 3.50%), 5.53%, 07/31/31		218	257,948
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	74	81,971
Unipol Assicurazioni SpA, 4.90%, 05/23/34(d)	EUR	200	246,271
			8,489,172
Japan(d) — 0.1%
Nissan Motor Co. Ltd., 5.25%, 07/17/29		214	258,208
SoftBank Group Corp.
5.38%, 01/08/29		176	211,723
3.38%, 07/06/29		100	113,396
5.25%, 10/10/29		100	119,305
5.88%, 07/10/31		256	307,421
5.75%, 07/08/32		549	654,115
6.38%, 07/10/33		228	274,798
			1,938,966
Jersey(d) — 0.0%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29	GBP	285	349,702
Deepocean Ltd., 6.00%, 04/08/31	EUR	100	120,573
			470,275
Kuwait — 0.0%
EQUATE Petrochemical Co. KSC, 4.25%, 11/03/26(d)	USD	297	296,536
Luxembourg — 0.4%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(j)	EUR	789	1,015,498
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.38%, 05/21/30(d)		185	224,238
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(d)		384	459,061
Altice Financing SA, 3.00%, 01/15/28(d)		606	489,384
Breakwater Energy Holdings SARL, 9.25%, 11/15/30(b)	USD	250	261,789
Currenta Group Holdings SARL, 5.50%, 05/15/30(d)	EUR	159	188,571
Encore Issuances SA, (1-mo. EURIBOR + 3.00%), 4.93%, 08/14/26(a)		131	155,171
Garfunkelux Holdco 3 SA, 9.00%, 09/01/28(d)		181	203,106
Herens Midco SARL, 5.25%, 05/15/29(b)		490	319,837
INEOS Finance PLC(d)
6.38%, 04/15/29		384	395,959
7.25%, 03/31/31		186	188,089
ION Platform Finance SARL(d)
7.88%, 05/01/29		274	326,811
6.50%, 09/30/30		119	135,331
6.88%, 09/30/32		100	112,412
Kleopatra Finco SARL, 4.25%, 03/01/26(d)(e)(l)		411	227,013
Luna 15 SARL, (10.50% PIK), 10.50%, 07/01/32(d)(j)		191	233,403
Luna 25 SARL, 5.50%, 07/01/32(d)		100	119,669
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Luxembourg (continued)
Maxam Prill SARL, 6.00%, 07/15/30(d)	EUR	306	$ 367,409
Summer BC Holdco B SARL(d)
5.88%, 02/15/30		200	216,600
(3-mo. EURIBOR + 4.25%), 6.31%, 02/15/30(a)		127	139,908
Vivion Investments SARL(d)
5.63%, 06/08/30		302	341,823
(6.50% Cash and 1.75% PIK), 8.25%, 08/31/28(j)		72	85,096
(6.50% PIK), 6.50%, 02/28/29(j)		250	292,949
			6,499,127
Macau(d) — 0.1%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	250	250,620
Studio City Finance Ltd., 5.00%, 01/15/29		200	192,544
Wynn Macau Ltd., 5.63%, 08/26/28		200	199,604
			642,768
Mauritius — 0.1%
Resurgent Trade & Investment Ltd., 9.52%, 12/01/27		1,799	1,799,000
Mexico — 0.3%
Fomento Economico Mexicano SAB de C.V., 2.63%, 02/24/26(d)(k)	EUR	500	587,290
Petroleos Mexicanos
7.50%, 03/31/26(b)	USD	2,767	2,773,917
8.75%, 06/02/29		207	221,450
5.95%, 01/28/31		188	181,965
			3,764,622
Morocco — 0.0%
OCP SA, 7.50%, 05/02/54(b)		317	350,279
Netherlands(d) — 0.1%
Boels Topholding BV, 5.75%, 05/15/30	EUR	328	398,569
Q-Park Holding I BV, 5.13%, 02/15/30		456	553,291
VZ Secured Financing BV, 5.25%, 01/15/33		241	277,672
			1,229,532
Panama — 0.0%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(d)	USD	237	221,509
Peru(b) — 0.0%
Pluspetrol Camisea SA/Pluspetrol Lote 56 SA, 6.24%, 07/03/36		155	164,277
Volcan Cia Minera SAA, 8.50%, 10/28/32		99	101,587
			265,864
Singapore — 0.0%
Puma International Financing SA, 7.75%, 04/25/29(d)		200	205,704
Slovenia(d) — 0.0%
United Group BV
6.50%, 10/31/31	EUR	102	122,353
6.25%, 01/31/32		115	135,661
			258,014
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.50%, 03/15/32(d)		150	171,118
Sasol Financing USA LLC, 6.50%, 09/27/28	USD	200	196,300
Stillwater Mining Co., 4.50%, 11/16/29(b)		200	188,500
			555,918
Spain(d) — 0.1%
Arena Luxembourg Finance SARL, (3-mo. EURIBOR + 2.50%), 4.55%, 05/01/30(a)	EUR	193	228,828
Cirsa Finance International SARL
6.50%, 03/15/29		432	527,739
4.88%, 10/15/31		100	120,641
Security		Par (000)	Value
Spain (continued)
Cirsa Finance International SARL (continued)
(3-mo. EURIBOR + 3.00%), 5.10%, 10/15/32(a)	EUR	100	$ 118,563
Grifols SA, 7.13%, 05/01/30		229	282,347
Iberdrola Finanzas SA, Series IBE, 1.50%, 03/27/30(k)		100	131,440
Kaixo Bondco Telecom SA, 5.13%, 09/30/29		187	222,432
			1,631,990
Sweden — 0.1%
Intrum Investments And Financing AB
8.00%, 09/11/27(d)		136	162,478
8.50%, 09/11/29		83	82,330
8.50%, 09/11/30(b)(d)		65	64,587
Series 1, 7.75%, 09/11/28(b)(d)		117	119,797
Preem Holdings AB, 12.00%, 06/30/27(d)		138	166,921
Stena International SA, 7.25%, 01/15/31(d)	USD	500	509,703
Verisure Holding AB, 7.13%, 02/01/28(b)	EUR	237	285,909
Verisure Midholding AB, 5.25%, 02/15/29(d)		553	651,380
			2,043,105
Switzerland — 0.0%
gategroup Finance Luxembourg SA, 3.00%, 02/28/27(d)	CHF	255	320,339
Thailand — 0.1%
Bangkok Bank PCL, 5.30%, 09/21/28(b)	USD	241	247,693
Muangthai Capital PCL(d)
6.88%, 09/30/28		200	202,500
7.55%, 07/21/30		250	258,515
			708,708
Turkey — 0.0%
Turkcell Iletisim Hizmetleri A/S, 7.65%, 01/24/32(b)		200	212,104
Ukraine(j) — 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC
(7.13% PIK), 7.13%, 07/19/26(d)	EUR	232	226,983
(7.63% PIK), 7.63%, 11/08/28(b)	USD	270	206,228
			433,211
United Kingdom — 0.9%
10X Future Technologies Service Ltd., (15.00% Cash or 15.00% PIK), 15.00%, 06/19/26(c)(j)	GBP	1,301	1,363,704
Amber Finco PLC, 6.63%, 07/15/29(d)	EUR	573	707,125
Ardonagh Finco Ltd., 6.88%, 02/15/31(d)		1,025	1,241,527
BCP V Modular Services Finance II PLC
6.13%, 11/30/28(b)	GBP	855	1,081,825
6.50%, 07/10/31(d)	EUR	382	418,554
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)		200	181,287
Bellis Acquisition Co. PLC, 8.00%, 07/01/31(d)		588	669,667
Biffa Group Holdings Ltd.(d)
5.25%, 06/15/31		114	133,586
7.38%, 06/15/31	GBP	200	271,913
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(d)(j)		119	158,902
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 5.63%, 02/15/32(d)	EUR	196	235,296
CD&R Firefly Bidco PLC, 8.63%, 04/30/29(d)	GBP	100	141,035
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)	USD	650	689,481
ContourGlobal Power Holdings SA, 5.00%, 02/28/30(d)	EUR	162	194,918
Deuce Finco PLC(d)
7.00%, 11/20/31	GBP	100	136,138
(3-mo. EURIBOR + 3.50%), 5.55%, 11/20/32(a)	EUR	126	150,184

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United Kingdom (continued)
Edge Finco PLC, 8.13%, 08/15/31(d)	GBP	495	$ 708,947
Froneri Lux FinCo SARL, 4.75%, 08/01/32(d)	EUR	151	178,788
Heathrow Finance PLC, 6.63%, 03/01/31(d)	GBP	639	866,094
INEOS Quattro Finance 2 PLC, 6.75%, 04/15/30(d)	EUR	174	150,820
Ithaca Energy North Sea PLC, 8.13%, 10/15/29(b)	USD	200	206,609
Mobico Group PLC(d)
4.88%, 09/26/31	EUR	302	280,936
(5-year UK Government Bond + 4.14%), 4.25%(a)(n)	GBP	162	128,502
Motion Finco SARL, 7.38%, 06/15/30(d)	EUR	201	214,388
Ocado Group PLC, 11.00%, 06/15/30(d)	GBP	146	198,500
OEG Finance PLC, 7.25%, 09/27/29(d)	EUR	271	332,909
Pinnacle Bidco PLC, 10.00%, 10/11/28(d)	GBP	177	251,112
Stonegate Pub Co. Financing PLC(d)
10.75%, 07/31/29		138	183,702
(3-mo. EURIBOR + 6.63%), 8.69%, 07/31/29(a)	EUR	123	140,889
Thames Water Utilities Finance PLC, 4.00%, 06/19/27(d)	GBP	770	745,857
Vmed O2 U.K. Financing I PLC(d)
4.00%, 01/31/29		100	127,589
5.63%, 04/15/32	EUR	1,293	1,527,789
Vodafone Group PLC, (5-year CMT + 2.77%), 4.13%, 06/04/81(a)	USD	59	55,088
Zegona Finance PLC, 6.75%, 07/15/29(d)	EUR	655	808,659
			14,882,320
United States — 6.7%
Alexander Funding Trust II, 7.47%, 07/31/28(b)	USD	130	138,502
AMC Networks, Inc.
10.25%, 01/15/29(b)		856	897,612
4.25%, 02/15/29		1,617	1,436,993
4.25%, 02/15/29(k)		655	667,772
American Airlines Trust, Series 2025-1, Class B, 5.65%, 05/11/36		579	581,923
Ardagh Group SA
9.50%, 12/01/30(b)		2,487	2,697,719
9.50%, 12/01/30		304	329,977
(4.50% Cash + 7.50% PIK), 12.00%, 12/01/30(d)(j)	EUR	514	553,795
(5.50% Cash + 6.50% PIK), 12.00%, 12/01/30(b)(j)	USD	4,805	4,390,569
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 5.00%, 01/30/31(d)	EUR	103	122,381
Avianca Midco 2 PLC, 9.00%, 12/01/28	USD	109	109,862
Ball Corp., 4.25%, 07/01/32	EUR	179	215,275
Bausch & Lomb Corp., 8.38%, 10/01/28(b)	USD	40	41,750
Bausch & Lomb Netherlands BV & Bausch & Lomb, Inc., (3-mo. EURIBOR + 3.88%), 5.87%, 01/15/31(a)(d)	EUR	100	119,372
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer, Inc., 9.50%, 07/01/32(b)	USD	154	147,170
Beach Acquisition Bidco LLC, 5.25%, 07/15/32(d)	EUR	128	153,141
Beignet Investor LLC, 6.58%, 05/30/49(b)	USD	3,027	3,198,011
Breeze Aviation Group, Inc., (20.00% PIK), (Acquired 01/26/24, Cost: $2,634,541), 20.00%, 01/30/28(c)(f)(j)		2,634	2,674,059
California Resources Corp., 7.00%, 01/15/34(b)		707	696,429
Centene Corp., 4.25%, 12/15/27		2,000	1,988,225
Cipher Compute LLC, 7.13%, 11/15/30(b)		119	121,199
Civitas Resources, Inc., 5.00%, 10/15/26(b)		812	809,614
Clarios Global LP/Clarios U.S. Finance Co., 4.75%, 06/15/31(d)	EUR	216	257,458
Cloud Software Group, Inc.(b)
6.50%, 03/31/29	USD	280	283,665
Security		Par (000)	Value
United States (continued)
Cloud Software Group, Inc.(b) (continued)
9.00%, 09/30/29	USD	500	$ 520,755
8.25%, 06/30/32		159	166,161
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(b)		506	514,440
CommScope LLC, 9.50%, 12/15/31(b)		85	85,853
Core Scientific, Inc., 0.00%, 06/15/31(b)(k)(o)		281	295,247
CSC Holdings LLC(b)
5.50%, 04/15/27		2,040	1,749,135
11.25%, 05/15/28		448	356,458
11.75%, 01/31/29		985	731,803
Darling Global Finance BV, 4.50%, 07/15/32(d)	EUR	196	233,350
DISH Network Corp., 3.38%, 08/15/26(k)	USD	174	167,475
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(j)		35	35,856
10.75%, 11/30/29		35	38,703
First Citizens BancShares, Inc., (5-year CMT + 1.97%), 6.25%, 03/12/40(a)		1,566	1,597,113
Five Point Operating Co. LP, 8.00%, 10/01/30(b)		144	150,448
Flyr Secured Notes, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%, 9.44% Cash and 3.75% PIK), 10.00%, 01/20/27(a)(c)(j)		1,194	318,601
Ford Motor Credit Co. LLC
6.95%, 03/06/26		410	410,924
6.95%, 06/10/26		1,001	1,009,716
4.54%, 08/01/26		399	398,457
5.13%, 11/05/26		806	810,379
4.27%, 01/09/27		807	802,804
Forestar Group, Inc., 5.00%, 03/01/28(b)		1,950	1,948,146
Freedom Mortgage Corp., 12.25%, 10/01/30(b)		200	221,829
Frontier Communications Holdings LLC(b)
6.75%, 05/01/29		660	664,998
6.00%, 01/15/30		75	76,272
8.75%, 05/15/30		1,250	1,305,326
8.63%, 03/15/31		700	736,528
Frontier Florida LLC, Series E, 6.86%, 02/01/28		845	875,302
Full House Resorts, Inc., 8.25%, 02/15/28(b)		172	149,425
GoTo Group, Inc., 5.50%, 05/01/28(b)		1,003	526,481
Granite Ridge Resources, Inc., 8.88%, 11/05/29(b)(c)		6,229	6,003,510
GS Finance Corp., 8.75%, 02/14/30(a)		2,810	2,802,503
ION Platform Finance U.S., Inc., 5.75%, 05/15/28(b)		400	377,191
Iron Mountain, Inc., 4.75%, 01/15/34(d)	EUR	284	324,553
JetBlue Pass-Through Trust, Series 2019-1, Class AA, 2.75%, 05/15/32	USD	317	284,027
King US Bidco, Inc., (3-mo. EURIBOR + 3.25%), 5.31%, 12/01/32(a)(d)	EUR	179	212,345
Kronos International, Inc., 9.50%, 03/15/29(d)		200	218,196
Lessen Holdings, Inc., 12.15%, 01/05/28(b)(c)	USD	2,041	1,588,115
LGI Homes, Inc., 7.00%, 11/15/32(b)		867	828,741
MPT Operating Partnership LP/MPT Finance Corp., 7.00%, 02/15/32(d)	EUR	209	255,231
NCR Atleos Corp., 9.50%, 04/01/29(b)	USD	430	466,712
Northern Oil & Gas, Inc., 7.88%, 10/15/33(b)		354	344,674
Olympus Water U.S. Holding Corp., 6.13%, 02/15/33(d)	EUR	224	261,173
OT Midco, Inc., 10.00%, 02/15/30(b)	USD	1,352	537,941
Pioneer Midco LLC, (10.50% Cash or 11.63% PIK), 10.50%, 11/18/30(a)(b)(c)(j)		5,367	5,380,721
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,822	1,823,186
PRA Group Europe Holding II SARL, 6.25%, 09/30/32(d)	EUR	100	114,582
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Resort Communities LoanCo LP, (13.00% PIK), 13.00%, 11/30/28(b)(c)(j)	USD	9,583	$ 9,756,404
RingCentral, Inc., 8.50%, 08/15/30(b)		1,430	1,515,920
Sabre Financial Borrower LLC, 11.13%, 06/15/29(b)		565	572,536
Sabre GLBL, Inc.(b)
10.75%, 11/15/29		596	506,795
10.75%, 03/15/30		810	666,088
11.13%, 07/15/30		17	14,094
Seagate Data Storage Technology Pte Ltd.(b)
8.25%, 12/15/29		639	677,619
8.50%, 07/15/31		326	346,591
9.63%, 12/01/32		550	624,405
Seagate Data Storage Technology Pte. Ltd., 5.88%, 07/15/30(b)		55	56,698
Service Properties Trust(b)
0.00%, 09/30/27(o)		1,185	1,070,833
8.63%, 11/15/31		75	78,777
Shift4 Payments, Inc.(d)
5.50%, 05/15/33	EUR	139	167,286
Series DEC, 5.50%, 05/15/33		261	314,113
Solaris Energy Infrastructure, Inc.(k)
4.75%, 05/01/30	USD	1,454	2,898,840
0.25%, 10/01/31		3,782	4,089,287
Sonder Holdings, Inc., (7.00% PIK), 7.00%, 12/10/27(c)(e)(j)(l)		10,938	1
Spirit Airlines Pass-Through Trust
Series 2015-1A, Class A, 4.10%, 04/01/28		45	42,971
Series 2015-1A, Class A, 3.65%, 08/15/31(e)(l)		1,397	1,283,785
Series 2017-1AA, Class AA, 3.38%, 02/15/30		533	500,931
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(b)		2,575	2,459,125
Starz Capital Holdings LLC, 5.50%, 04/15/29(b)		112	90,510
Stem, Inc., 0.50%, 12/01/28(b)(k)		200	78,000
Talen Energy Supply LLC, 8.63%, 06/01/30(b)		240	254,101
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(a)		794	784,530
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		343	350,543
United Airlines Pass-Through Trust, Series 2019-2, Class A, 2.90%, 05/01/28		211	202,138
Venture Global LNG, Inc., 8.13%, 06/01/28(b)		45	45,581
VoltaGrid LLC, 7.38%, 11/01/30(b)		1,157	1,146,293
Warnermedia Holdings, Inc., 3.76%, 03/15/27		2,631	2,613,299
Westbay, 11.00%, 02/06/30(c)		9,314	9,419,248
Windstream Services LLC, 7.50%, 10/15/33(b)		65	66,632
Wolfspeed, Inc.
2.50%, 06/15/31(k)		12	17,775
2.50%, 06/15/31(b)(k)		5	7,406
(7.00% Cash or 12.00% PIK), 7.00%, 06/15/31(j)		13	10,752
Xerox Corp.(b)
10.25%, 10/15/30		1,625	1,554,716
13.50%, 04/15/31		573	466,637
Zayo Group Holdings, Inc., (5.75% Cash and 0.50% PIK), 9.25%, 03/09/30(b)(j)		123	116,452
			106,221,571
Uzbekistan — 0.0%
Navoi Mining & Metallurgical Combinat, 6.95%, 10/17/31(b)		200	213,125
Security		Par (000)	Value
Vietnam — 0.0%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29	USD	145	$ 143,533
Total Corporate Bonds — 13.1% (Cost: $216,473,925)			208,394,856
Fixed Rate Loan Interests
United States(c) — 0.6%
AMF MF Portfolio, Term Loan, 7.67%, 11/01/28		2,179	2,253,112
CML ST Regis Aspen, Term Loan, 7.27%, 02/09/27		6,480	6,526,329
Total Fixed Rate Loan Interests — 0.6% (Cost: $8,624,014)			8,779,441
Floating Rate Loan Interests(a)
France — 0.2%
Hestiafloor 2 SASU, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.52%, 02/27/30	EUR	588	697,862
Obol France 2.5 SAS, 2024 EUR Term Loan B, (6- mo. EURIBOR at 0.00% Floor + 5.00%), 7.10%, 12/31/28		1,000	1,158,313
Ramsay Generale de Sante SA, 2025 EUR Term Loan B4, (3-mo. EURIBOR at 0.00% Floor + 3.25%), 5.27%, 08/13/31		900	1,058,230
			2,914,405
Germany — 0.3%
AVIV Group GmbH, EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 4.00%), 6.10%, 04/23/32		1,147	1,355,407
Nidda Healthcare Holding AG, 2025 EUR Repriced Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.54%, 12/09/32		1,439	1,701,793
Node AcquiCo GmbH, EUR Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.50%), 5.41%, 12/08/32		1,000	1,180,958
			4,238,158
Ireland — 0.1%
Applegreen Finance Ireland DAC, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.50%), 6.57%, 01/30/32		570	673,267
Promontoria Beech Designated Activity Co., EUR Term Loan, (1-mo. EURIBOR + 3.75%), 5.69%, 05/17/27(c)		857	1,007,804
			1,681,071
Jersey(c) — 0.5%
Vita Global FinCo Ltd.
1st Lien Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 8.00%), 10.17%, 06/08/29		5,361	4,891,136
1st Lien Term Loan B, (6-mo. SONIA at 0.00% Floor + 8.00%), 11.97%, 06/08/29	GBP	3,153	3,267,603
			8,158,739
Luxembourg — 0.6%
Al Mansart (Luxembourg) Bidco SCS, 1st Lien Term Loan A, (6-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.12%, 09/01/28(c)	USD	549	546,246
Garfunkelux Holdco 3 SA, EUR Term Loan, 08/01/28(p)	EUR	3,515	4,002,772

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Luxembourg (continued)
INEOS Finance PLC, 2024 EUR 1st Lien Term Loan B, (1-mo. EURIBOR at 0.00% Floor + 3.50%), 5.40%, 06/23/31	EUR	1,000	$ 963,135
Speed Midco 3 SARL, 2025 EUR Term Loan, (6-mo. EURIBOR at 0.00% Floor + 2.75%), 4.85%, 10/07/32		1,000	1,182,298
Tackle SARL, 2025 EUR Repriced Term Loan B2, (3-mo. EURIBOR at 0.00% Floor + 3.25%), 5.32%, 05/22/28		1,226	1,442,432
Traviata BV, 2025 EUR PIK Term Loan, (1-mo. EURIBOR at 0.00% Floor + 8.00%), 9.90%, 01/22/33(c)(j)		1,070	1,182,485
			9,319,368
Netherlands — 0.1%
Median BV, 2021 EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 4.93%), 6.94%, 10/14/27		982	1,141,579
Stage Entertainment BV, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.03%, 06/02/29		1,000	1,140,919
			2,282,498
New Zealand — 0.1%
FNZ NZ Finco Ltd., 2024 GBP Term Loan B, (1-mo. SONIA at 0.00% Floor + 6.00%), 9.97%, 11/05/31	GBP	1,000	1,085,100
Norway — 0.0%
Sector Alarm Holding A/S, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.57%, 06/14/29	EUR	407	482,067
Spain — 0.1%
Aernnova Aerospace SAU, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.03%, 02/27/30		1,303	1,510,133
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.25%), 5.36%, 10/30/31		742	877,218
			2,387,351
Sweden — 0.1%
Quimper AB, 2024 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 5.86%, 03/29/30		1,009	1,198,092
Verisure Holding AB, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 2.25%), 4.30%, 11/03/32		1,000	1,181,605
			2,379,697
United Kingdom — 0.2%
Boots Group Bidco Ltd., GBP Term Loan B, (1-mo. SONIA at 0.00% Floor + 4.75%), 8.48%, 08/30/32	GBP	1,159	1,574,562
CD&R Firefly Bidco PLC, 2025 GBP Term Loan, (3- mo. SONIA at 0.00% Floor + 4.75%), 8.72%, 04/29/29		1,000	1,356,375
			2,930,937
United States — 3.4%
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.88%), 10.59%, 12/21/27(c)	USD	3,026	3,007,685
Security		Par (000)	Value
United States (continued)
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 9.28%, 02/01/30	USD	2,548	$ 2,411,224
ConnectWise LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.76%), 7.43%, 09/29/28		1,196	1,173,135
Coreweave Compute Acquisition Co. II LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 9.62%), 13.60%, 07/31/28(c)		5,016	4,953,226
Coreweave Compute Acquisition Co. IV LLC(c)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 9.86%, 05/16/29		379	376,285
2025 5th Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.01%, 09/30/30		206	197,017
CPV Fairview LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 08/14/31		1,316	1,320,229
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		572	498,646
CVR CHC LP, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 12/30/27		892	892,527
Directv Financing LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.34%, 02/17/31		1,977	1,971,744
ECL Entertainment LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/30/30		2,940	2,929,091
EIS Group, Inc.(c)
Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 10.72%, 07/10/28		373	357,987
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 10.72%, 07/10/28		3,734	3,579,869
Galaxy Universal LLC, 1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 6.25%), 6.25%, 05/12/28(c)(j)		12,825	12,136,223
GoTo Group, Inc.
2024 First Out Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.90%), 8.79%, 04/28/28		205	181,320
2024 Second Out Term Loan, (3-mo. CME Term SOFR + 4.90%), 8.79%, 04/28/28		460	177,451
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.76%), 9.60%, 10/25/28(c)		1,772	1,452,818
Indy U.S. Bidco LLC, 2025 EUR Term Loan B, (1-mo. EURIBOR at 0.00% Floor + 2.75%), 4.65%, 10/31/30	EUR	884	1,044,374
Kestrel Acquisition LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 11/06/31	USD	1,108	1,108,222
Maverick Gaming LLC, 2024 Second Out Term Loan, 0.00%, 04/01/28(e)(l)		907	498,880
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.10%), 10.94%, 11/01/29		1,052	213,556
Montage Hotels & Resorts LLC(c)(j)
PIK Revolver, (3-mo. SOFR + 6.00%), 9.66%, 02/16/29		259	249,644
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Montage Hotels & Resorts LLC(c)(j) (continued)
PIK Term Loan, (3-mo. SOFR + 6.00%), 9.85%, 02/16/29	USD	1,284	$ 1,239,274
Ohio Power Partners LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 11/12/32(c)		1,038	1,035,802
Peninsula Pacific Entertainment LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 10/01/32(c)		1,828	1,832,872
Pitney Bowes, Inc., 2025 Term Loan B, (4-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 03/19/32		172	170,414
Polaris Newco LLC, EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.75%), 5.82%, 06/02/28	EUR	990	1,101,784
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.01%), 11.85%, 04/27/29	USD	620	113,026
2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 8.85%, 04/27/28		2,034	822,801
RunItOneTime LLC(c)
2nd Amendment Final New Money DIP Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 12.50%), 16.22%, 04/16/26		318	317,499
2nd Amendment Roll Up Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 1.00% and 11.50% PIK), 16.22%, 04/16/26(j)		535	522,590
Roll-Up DIP Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 1.00% and 11.50% PIK), 16.22%, 04/16/26(j)		26	25,521
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31		2,487	2,494,551
Verifone Systems, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.51%), 9.35%, 08/18/28		1,863	1,760,920
West Deptford Energy Holdings LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 12/30/31		1,011	1,002,287
X Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.45%, 10/26/29		94	91,886
Xerox Corp., 2023 Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.71%, 11/19/29		631	537,752
			53,800,132
Total Floating Rate Loan Interests — 5.7% (Cost: $96,857,715)			91,659,523
Foreign Agency Obligations
Argentina — 0.0%
Argentine Republic Government International Bonds, 1.75%, 07/09/27(m)		122	103,603
Bahrain — 0.0%
Bahrain Government International Bonds, 5.45%, 09/16/32(d)		257	249,444
Security		Par (000)	Value
Barbados — 0.0%
Barbados Government International Bonds, 8.00%, 06/26/35(b)	USD	196	$ 206,596
Chile — 0.0%
Chile Government International Bonds
3.75%, 01/14/32	EUR	111	132,404
4.34%, 03/07/42	USD	278	248,254
			380,658
Colombia — 0.1%
Colombia Government International Bonds
8.00%, 04/20/33		224	240,800
7.75%, 11/07/36		243	253,267
			494,067
Costa Rica — 0.0%
Costa Rica Government International Bonds, 7.30%, 11/13/54(b)		210	235,305
Dominican Republic(b) — 0.1%
Dominican Republic International Bonds
4.50%, 01/30/30		420	410,799
7.05%, 02/03/31		272	292,112
6.95%, 03/15/37		233	250,592
			953,503
Ecuador — 0.0%
Ecuador Government International Bonds, 6.90%, 07/31/30(b)(m)		108	106,588
Egypt — 0.1%
Egypt Government International Bonds
5.63%, 04/16/30(d)	EUR	214	250,864
7.63%, 05/29/32(d)	USD	219	232,635
8.50%, 01/31/47(b)		200	196,025
			679,524
Gabon — 0.0%
Gabon Government International Bonds, Series 4Y, 9.50%, 02/18/29(d)		248	214,676
Guatemala(b) — 0.0%
Guatemala Government Bonds
7.05%, 10/04/32		210	230,265
6.60%, 06/13/36		230	246,967
			477,232
Hungary — 0.1%
Hungary Government International Bonds, 5.50%, 03/26/36(b)		200	199,836
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(d)	EUR	254	319,539
			519,375
Indonesia — 0.0%
Indonesia Government International Bonds, 3.88%, 01/15/33		110	130,348
Ivory Coast — 0.1%
Ivory Coast Government International Bonds
5.88%, 10/17/31(d)		251	297,187
8.08%, 04/01/36(b)	USD	200	216,013
			513,200
Kenya — 0.0%
Republic of Kenya Government International Bonds, 9.75%, 02/16/31(b)		249	272,033

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Latvia — 0.0%
Latvia Government International Bonds, 5.13%, 07/30/34(b)	USD	201	$ 205,691
Mexico — 0.1%
Eagle Funding Luxco SARL, 5.50%, 08/17/30(b)		300	305,100
Mexico Government International Bonds
5.63%, 09/22/35		321	317,068
6.63%, 01/29/38		200	208,900
5.13%, 03/19/38	EUR	100	116,969
			948,037
Montenegro — 0.0%
Montenegro Government International Bonds, 2.88%, 12/16/27(d)		186	214,292
Morocco(b) — 0.0%
Morocco Government International Bonds
5.95%, 03/08/28	USD	200	205,937
4.75%, 04/02/35	EUR	200	239,654
			445,591
Nigeria — 0.0%
Nigeria Government International Bonds
10.38%, 12/09/34(b)	USD	200	236,989
7.63%, 11/28/47(d)		244	230,148
			467,137
Oman — 0.0%
Oman Government International Bonds, 6.75%, 01/17/48(d)		227	250,338
Panama — 0.0%
Panama Government International Bonds, 7.50%, 03/01/31		352	390,192
Paraguay — 0.0%
Paraguay Government International Bonds, 2.74%, 01/29/33		395	353,130
Peru — 0.0%
Corp. Financiera de Desarrollo SA, 5.50%, 05/06/30(b)		200	205,500
Peru Government International Bonds
2.78%, 01/23/31		152	140,676
1.86%, 12/01/32		142	117,328
			463,504
Poland — 0.0%
Republic of Poland Government International Bonds
Series 10Y, 4.88%, 10/04/33		48	48,669
Series 30Y, 5.50%, 04/04/53		149	142,184
			190,853
Republic of North Macedonia — 0.0%
North Macedonia Government International Bonds, 6.96%, 03/13/27(d)	EUR	187	227,729
Romania — 0.1%
Romanian Government International Bonds
5.25%, 11/25/27(b)	USD	46	46,733
2.12%, 07/16/31(d)	EUR	224	230,916
6.25%, 09/10/34(b)		215	265,460
6.75%, 07/11/39(b)		82	100,249
6.50%, 10/07/45(b)		108	126,084
			769,442
Security		Par (000)	Value
Saudi Arabia — 0.1%
Saudi Government International Bonds, 5.00%, 01/18/53(b)	USD	658	$ 586,551
Serbia — 0.0%
Serbia International Bonds
6.50%, 09/26/33(d)		200	214,500
6.00%, 06/12/34(b)		236	243,670
			458,170
South Africa — 0.0%
Republic of South Africa Government International Bonds, Series 30Y, 5.75%, 09/30/49		475	400,781
Turkey — 0.0%
Turkiye Government International Bonds, Series 7Y, 7.13%, 02/12/32		226	239,334
Ukraine(b)(m) — 0.0%
Ukraine Government International Bonds
4.50%, 02/01/29		75	56,274
3.00%, 02/01/30		7	4,043
3.00%, 02/01/34		26	12,101
4.50%, 02/01/34		50	30,489
3.00%, 02/01/35		22	12,229
3.00%, 02/01/36		18	10,145
			125,281
Uruguay — 0.0%
Oriental Republic of Uruguay, 5.25%, 09/10/60		216	201,960
Uzbekistan — 0.0%
Republic of Uzbekistan International Bonds, 5.38%, 05/29/27(b)	EUR	221	265,363
Total Foreign Agency Obligations — 0.8% (Cost: $11,924,914)			12,739,528

	Shares
Investment Companies
United States — 3.3%
iShares China Large-Cap ETF(q)	77,200	2,955,988
iShares MSCI Brazil ETF(q)	13,963	443,605
KraneShares CSI China Internet ETF	50,850	1,731,443
SPDR Gold Shares(e)(g)(h)	97,010	38,446,033
State Street SPDR S&P Biotech ETF	45,000	5,486,850
State Street SPDR S&P Homebuilders ETF	8,193	843,551
State Street SPDR S&P Regional Banking ETF	28,461	1,844,557
VanEck Semiconductor ETF	3,593	1,293,947
Total Investment Companies — 3.3% (Cost: $39,554,818)		53,045,974

Par (000)
Municipal Bonds
Arizona — 0.0%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	USD	315	330,443
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)(e)(l)	USD	4,361	$ 2,551,147
Texas — 0.0%
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(b)		520	522,026
Total Municipal Bonds — 0.2% (Cost: $2,841,174)			3,403,616
Non-Agency Mortgage-Backed Securities
United States — 3.4%
Ajax Mortgage Loan Trust(b)
Series 2020-C, Class C, 0.01%, 09/27/60		9	131
Series 2021-E, Class B3, 3.90%, 12/25/60(a)		946	513,230
Series 2021-E, Class SA, 0.00%, 12/25/60(a)		6	2,792
Series 2021-E, Class XS, 0.00%, 12/25/60(a)		11,535	377,092
BFLD Trust, Series 2021-EYP, Class E, (1-mo. Term SOFR + 3.81%), 7.57%, 10/15/35(a)(b)		790	9,851
BX Trust, Series 2021-VIEW, Class E, (1-mo. Term SOFR + 3.71%), 7.46%, 06/15/36(a)(b)		614	613,754
CSMC(a)(b)
Series 2020-FACT, Class E, (1-mo. Term SOFR + 5.48%), 9.23%, 10/15/37		730	661,643
Series 2022-LION, Class A, (1-mo. Term SOFR at 0.15% Floor + 3.44%), 7.19%, 02/15/27(c)		3,400	3,380,763
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,410,457
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 5.75%, 05/25/60(a)(b)		7,532	4,329,352
FREMF Trust, Series 2018-W5FX, Class C, 3.66%, 04/25/28(a)(b)		437	410,450
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,602	3,312,113
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		42,202	1,231,861
Series 2021-1, Class AX1, 0.12%, 06/25/51		171,256	1,079,721
Series 2021-1, Class AX4, 0.40%, 06/25/51		10,936	254,956
Series 2021-1, Class B4, 3.02%, 06/25/51		759	633,855
Series 2021-1, Class B5, 3.02%, 06/25/51		910	709,271
Series 2021-1, Class B6, 2.83%, 06/25/51		1,534	721,905
Series 2021-4, Class B4, 2.90%, 08/25/51		1,133	909,942
Series 2021-4, Class B5, 2.90%, 08/25/51		850	670,725
Series 2021-4, Class B6, 2.90%, 08/25/51		2,209	959,976
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1-mo. Term SOFR + 0.71%), 4.45%, 06/25/37(a)(b)		2,617	2,278,903
MCM Trust(c)
0.00%, 09/25/31		4,117	3,317,966
2.50%, 09/25/31		5,315	5,096,265
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 3.97%, 02/25/59		9,329	7,407,651
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	1,205,249
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	918,011
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60		1,659	1,649,220
Series 2020-3, Class M1, 4.75%, 04/26/60		1,905	1,889,028
Security		Par (000)	Value
United States (continued)
Starwood Mortgage Residential Trust, Series 2020- INV, Class B2, 4.26%, 11/25/55(b)	USD	1,225	$ 1,054,724
TVC DSCR(c)
Series 2021-1, 0.00%, 03/25/28		1,323	1,116,461
Series 2021-1, Class A, 2.38%, 03/25/28		2,333	2,204,944
Verus Securitization Trust, Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(b)		2,735	2,240,356
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12-mo. MTA + 0.81%), 4.84%, 07/25/47(a)		931	797,236
Wells Fargo Commercial Mortgage Trust, Series 2019- C50, Class XA, 1.40%, 05/15/52(a)		21,745	754,067
Total Non-Agency Mortgage-Backed Securities — 3.4% (Cost: $56,913,756)			54,123,921
Preferred Securities
Capital Trusts — 0.3%
France(a)(d)(n) — 0.1%
Air France-KLM, 5.75%	EUR	200	238,090
Electricite de France SA
4.38%		100	116,289
5.13%		200	241,368
5.63%		200	244,681
7.38%	GBP	200	276,299
Unibail-Rodamco-Westfield SE, 4.75%	EUR	200	239,283
Veolia Environnement SA, 4.32%		100	116,943
			1,472,953
Germany(a)(d) — 0.0%
Bayer AG, 5.38%, 03/25/82		300	361,795
Volkswagen International Finance NV(n)
5.49%		100	121,283
5.99%		100	121,609
			604,687
Indonesia — 0.0%
Bank Negara Indonesia Persero Tbk PT, 4.30%(a)(d)(n)	USD	200	195,562
Italy — 0.0%
Prysmian SpA, 5.25%(a)(d)(n)	EUR	275	336,377
Luxembourg — 0.0%
Vivion Investments SARL, 8.13%(a)(d)(n)		200	217,546
Singapore — 0.0%
Lendlease Asia Treasury Pte. Ltd., 3.90%(d)(n)	SGD	250	194,881
Thailand — 0.0%
GC Treasury Center Co. Ltd., 6.50%(a)(d)(n)	USD	250	252,266
United Kingdom(a) — 0.1%
British Telecommunications PLC, 4.88%, 11/23/81(b)		369	356,484
Centrica PLC, 6.50%, 05/21/55(d)	GBP	494	685,871
			1,042,355

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States(a)(b)(n) — 0.1%
Sunoco LP, 7.88%	USD	723	$ 742,720
Venture Global LNG, Inc., 9.00%		953	752,613
			1,495,333
			5,811,960

	Shares
Preferred Stocks — 4.6%(c)(e)
China — 0.7%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(f)	40,071	10,365,166
Finland — 0.1%
Aiven, Series D	37,890	2,056,290
Germany — 0.0%
Volocopter GmbH, Series D, (Acquired 03/03/21, Cost: $4,145,649)(f)	780	—
United Kingdom — 0.1%
10X Future Technologies Service Ltd., Series D, (Acquired 12/19/23, Cost: $3,926,032)(f)	114,500	1,145,205
United States — 3.7%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $1,800,187)(f)	3,333	518,448
Bright Machines, Inc.
Series C	472,899	94,580
Series C-1	985,059	78,805
Cap Hill Brands, Series B-2	1,185,824	12
Clarify Health, Series D-1	345,315	994,507
CoreWeave, Inc., Series C, 03/25/49	1,579,000	1,563,210
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(f)	40,470	7,689,300
Davidson Homes, Inc., 12.00%	7,345	8,257,396
Dream Finders Homes, Inc., Series A	10,172	10,082,995
EXO Imaging, Inc., Series D, (Acquired 08/14/24, Cost: $71,814)(f)	117,667	87,074
HawkEye 360, Inc., Series D-1	406,081	8,389,633
Insight M, Inc., Series D	1,942,003	628,044
Jumpcloud, Inc.(f)
Series E-1, (Acquired 10/30/20, Cost: $2,052,443)	1,125,428	2,498,450
Series F, (Acquired 09/03/21, Cost: $443,302)	74,023	164,331
Lessen Holdings, Inc.
Series BX	489,075	5
Series CX	25,831	—
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(f)	196,272	129,540
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(f)	36,048	1,552,948
RapidSOS, Series C-1	1,707,127	1,894,911
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(f)	13,158	663,558
SCI PH Parent, Inc., Series A, (Acquired 02/10/23, Cost: $1,183,000), 12/31/79(f)	1,183	1,576,348
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(f)	45,203	345,351
Ursa Major Technologies, Inc.(f)
Series C, (Acquired 09/13/21, Cost: $1,732,297)	290,420	1,277,848
Series D, (Acquired 10/14/22, Cost: $235,803)	35,579	160,817
Verger Capital Fund LLC	341,505	51,226
Security	Shares	Value
United States (continued)
Veritas Newco
Series G	8,968	$ 210,748
Series G-1	6,197	142,531
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,906,958), 10/07/32(f)	1,681,498	10,257,138
		59,309,754
		72,876,415
Total Preferred Securities — 4.9% (Cost: $83,466,303)		78,688,375

		Par (000)
U.S. Government Sponsored Agency Securities
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KL06, Class XFX, 1.36%, 12/25/29(a)	USD	17,910	804,282
Mortgage-Backed Securities(r) — 16.6%
Uniform Mortgage-Backed Securities
4.50%, 01/15/55		39,577	38,632,779
5.50%, 01/15/55		33,954	34,428,765
6.00%, 01/15/55		22,177	22,769,735
3.50%, 01/14/56 - 02/15/56		183,738	169,565,712
			265,396,991
Total U.S. Government Sponsored Agency Securities — 16.7% (Cost: $264,886,206)			266,201,273

	Shares
Warrants
Brazil — 0.0%
Lavoro Ltd., (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(e)	25,681	280
Israel — 0.0%
Deep Instinct Ltd., Series D, (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(c)(e)(f)	21,889	219
United Kingdom — 0.0%
10X Future Technologies Service Ltd., (Acquired 12/19/23, Cost: $0), (Issued 12/19/23, Expires 11/17/30, Strike Price GBP 0.01)(c)(e)(f)	137,950	46,487
United States(e) — 0.4%
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(c)	74,120	16,151
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	44,352	4
Davidson Homes, Inc., Class A, (Issued 05/16/24, Expires 05/16/34, Strike Price USD 8.47)(c)	50,977	115,208
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	40,220	$ 3,017
Flagstar Financial, Inc., (Acquired 03/11/24, Cost: $0), (Issued/Exercisable 03/11/24, 1,000 Shares for 1 Warrant, Expires 03/11/31, Strike Price USD 2.50)(c)(f)	550	1,305,601
Flyr AS, Series D-X, (Expires 12/31/49)(c)	5,990	—
HawkEye 360, Inc., Series D-1, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(c)	19,736	229,727
HawkEye 360, Inc., Series D-1, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(c)	173,677	2,916,037
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Shares for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	11,689	153
Insight M, Inc., (Issued 01/31/24, Expires 12/31/49, Strike Price USD 0.34)(c)	2,012,253	20
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(c)	10,196	1
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	60,706	850
Palladyne AI Corp., (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	68,671	4,210
RapidSOS, Inc., Series C-1, (Issued 12/13/23, Expires 12/13/33, Strike Price USD 0.01)(c)	946,544	1,041,198
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 69.00)	25,291	1,550
Sonder Holdings, Inc., (Expires 04/11/30, Strike Price USD 1.00)(c)	261,005	3
Sonder Holdings, Inc., (Expires 12/30/29, Strike Price USD 0.01)(c)	26,165	—
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(c)(f)	207,248	996,863
Volato Group, Inc., (Acquired 12/03/23, Cost: $48,765), (Issued 12/04/23, Expires 12/03/28, Strike Price USD 11.50)(f)	48,765	439
		6,631,032
Total Warrants — 0.4% (Cost: $614,237)		6,678,018
Total Long-Term Investments — 112.3% (Cost: $1,480,983,836)		1,791,652,089
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(q)(s)	19,221,797	$ 19,221,797
Total Short-Term Securities — 1.2% (Cost: $19,221,797)		19,221,797
Options Purchased — 0.3% (Cost: $6,875,383)		4,945,470
Total Investments Before TBA Sale Commitments and Options Written — 113.8% (Cost: $1,507,081,016)		1,815,819,356

Par (000)
TBA Sale Commitments
United States — (5.3)%
Uniform Mortgage-Backed Securities, 3.50%, 01/14/56(r)	USD	(90,969)	(84,093,023)
Total TBA Sale Commitments — (5.3)% (Proceeds: $(83,288,305))	(84,093,023)
Options Written — (0.2)% (Premiums Received: $(4,509,889))	(4,115,489)
Total Investments, Net of TBA Sale Commitments and Options Written — 108.3% (Cost: $1,419,282,822)	1,727,610,844
Liabilities in Excess of Other Assets — (8.3)%	(132,318,472)
Net Assets — 100.0%	$ 1,595,292,372

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $82,845,044, representing 5.2% of its net assets as of period end, and an original cost of $69,155,155.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(i)	Investment does not issue shares.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Convertible security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

(n)	Perpetual security with no stated maturity date.
(o)	Zero-coupon bond.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Affiliate of the Trust.
(r)	Represents or includes a TBA transaction.
(s)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 14,674,337	$ 4,547,460 (a)	$ —	$ —	$ —	$ 19,221,797	19,221,797	$ 1,279,087	$ —
iShares Biotechnology ETF(b)	1,824,498	—	(1,832,355)	(142,209)	150,066	—	—	1,672	—
iShares China Large-Cap ETF	—	7,082,183	(4,237,767)	95,665	15,907	2,955,988	77,200	32,116	—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	2,217,537	—	(2,247,079)	17,277	12,265	—	—	10,154	—
iShares JP Morgan USD Emerging Markets Bond ETF(b)	6,335,641	—	(6,773,899)	610,582	(172,324)	—	—	229,612	—
iShares MSCI Brazil ETF	314,307	—	—	—	129,298	443,605	13,963	23,013	—
iShares Russell 2000 ETF(b)	—	11,592,097	(11,576,769)	(15,328)	—	—	—	—	—
				$ 565,987	$ 135,212	$ 22,621,390		$ 1,575,654	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	40	01/27/26	$ 2,105	$ 3,462
Euro BOBL	322	03/06/26	43,957	(199,540)
Euro Bund	60	03/06/26	8,995	(74,801)
Euro-Schatz	45	03/06/26	5,647	(7,455)
Short Term Euro BTP	85	03/06/26	10,721	(14,067)
KOSPI 200 Index	49	03/12/26	5,170	212,533
Nikkei 225 Index	48	03/12/26	15,445	(81,198)
10-Year Australian Treasury Bonds	51	03/16/26	3,726	(3,749)
3-Year Australian Treasury Bonds	242	03/16/26	16,957	(8,072)
3-Month SOFR	27	03/17/26	6,501	21,594
10-Year Canadian Bond	21	03/20/26	1,850	(23,902)
E-mini Russell 2000 Index	34	03/20/26	4,247	(95,427)
Euro Stoxx Banks Index	212	03/20/26	3,315	77,404
U.S. Long Bond	175	03/20/26	20,229	(132,950)
Ultra U.S. Treasury Bond	199	03/20/26	23,482	(418,090)
Long Gilt	25	03/27/26	3,079	23,052
2-Year U.S. Treasury Note	185	03/31/26	38,626	2,456
5-Year U.S. Treasury Note	706	03/31/26	77,169	(87,734)
				(806,484)
Short Contracts
30-Year Euro Buxl Bond	19	03/06/26	2,459	39,489
Euro BTP	18	03/06/26	2,542	8,864
Euro OAT	7	03/06/26	992	4,270
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
10-Year Japanese Government Treasury Bonds	15	03/13/26	$ 12,680	$ 106,038
10-Year U.S. Treasury Note	336	03/20/26	37,779	89,669
10-Year U.S. Ultra Long Treasury Note	1,547	03/20/26	177,929	403,379
Euro Stoxx 50 Index	68	03/20/26	4,668	(64,474)
NASDAQ 100 E-Mini Index	80	03/20/26	40,731	(168,379)
S&P 500 E-Mini Index	390	03/20/26	134,404	(185,634)
				233,222
				$ (573,262)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	94,018	USD	110,087	Barclays Bank PLC	01/16/26	$ 461
EUR	212,193	USD	246,295	HSBC Bank PLC	01/16/26	3,204
AUD	236,819	USD	157,182	Morgan Stanley & Co. International PLC	03/18/26	872
BRL	24,396,455	USD	4,368,483	BNP Paribas SA	03/18/26	9,166
CAD	11,008,077	USD	7,991,846	HSBC Bank PLC	03/18/26	54,439
CHF	12,872	USD	16,206	UBS AG	03/18/26	168
CNH	27,643,764	USD	3,933,958	UBS AG	03/18/26	45,745
DKK	9,530,624	USD	1,495,106	BNP Paribas SA	03/18/26	10,752
DKK	6,838,535	USD	1,073,174	UBS AG	03/18/26	7,329
EUR	567,751	USD	663,912	Citibank N.A.	03/18/26	5,559
EUR	150,626	USD	177,177	JPMorgan Chase Bank N.A.	03/18/26	435
EUR	16,989,301	USD	19,892,959	UBS AG	03/18/26	140,191
GBP	4,533,864	USD	6,044,009	Societe Generale	03/18/26	66,296
INR	74,786,626	USD	826,124	Nomura International PLC	03/18/26	540
MXN	43,019,391	USD	2,334,686	Goldman Sachs International	03/18/26	37,383
MXN	28,859,590	USD	1,570,157	Standard Chartered Bank	03/18/26	21,147
TRY	34,066,106	USD	742,331	UBS AG	03/18/26	9,474
TRY	34,820,842	USD	758,778	UBS AG	03/18/26	9,684
USD	301,415	EUR	255,499	Citibank N.A.	03/18/26	140
USD	236,536	EUR	200,530	Deutsche Bank AG	03/18/26	79
USD	239,320	EUR	202,522	Deutsche Bank AG	03/18/26	514
USD	317,836	EUR	268,891	Deutsche Bank AG	03/18/26	770
USD	490,390	EUR	415,253	Toronto-Dominion Bank	03/18/26	740
USD	11,951,679	HKD	92,760,627	Goldman Sachs International	03/18/26	5,565
USD	314,815	HKD	2,444,075	HSBC Bank PLC	03/18/26	56
USD	5,793,289	JPY	899,281,950	JPMorgan Chase Bank N.A.	03/18/26	16,565
USD	160,078	JPY	24,563,511	Morgan Stanley & Co. International PLC	03/18/26	2,290
USD	244,896	JPY	37,752,236	Societe Generale	03/18/26	2,386
USD	273,327	JPY	42,251,610	Standard Chartered Bank	03/18/26	1,915
USD	16,159,521	TWD	501,467,100	Morgan Stanley & Co. International PLC	03/18/26	219,973
ZAR	40,035,744	USD	2,334,686	Citibank N.A.	03/18/26	70,670
ZAR	33,715,234	USD	1,969,313	Deutsche Bank AG	03/18/26	56,306
USD	984,809	IDR	16,463,256,805	BNP Paribas SA	03/25/26	974
						801,788
USD	116,502	EUR	99,679	UBS AG	01/16/26	(702)
USD	125,174	EUR	107,106	UBS AG	01/16/26	(763)
USD	129,293	EUR	110,624	UBS AG	01/16/26	(780)
USD	200,268	EUR	171,331	UBS AG	01/16/26	(1,185)
USD	203,003	EUR	173,701	UBS AG	01/16/26	(1,237)
USD	232,046	EUR	198,552	UBS AG	01/16/26	(1,414)
USD	232,538	EUR	198,973	UBS AG	01/16/26	(1,417)
USD	233,685	EUR	199,940	UBS AG	01/16/26	(1,407)
USD	258,281	EUR	221,000	UBS AG	01/16/26	(1,573)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	296,625	EUR	253,794	UBS AG	01/16/26	$ (1,789)
USD	447,118	EUR	382,556	UBS AG	01/16/26	(2,697)
USD	488,276	EUR	417,796	UBS AG	01/16/26	(2,975)
USD	578,173	EUR	494,718	UBS AG	01/16/26	(3,522)
USD	2,119,047	EUR	1,813,177	UBS AG	01/16/26	(12,909)
BRL	17,301,576	USD	3,112,914	Goldman Sachs International	03/18/26	(8,356)
EUR	181,934	USD	214,777	Bank of America N.A.	03/18/26	(247)
EUR	1,353,692	USD	1,601,890	HSBC Bank PLC	03/18/26	(5,667)
EUR	458,304	USD	542,722	Morgan Stanley & Co. International PLC	03/18/26	(2,306)
JPY	60,626,499	USD	390,442	Deutsche Bank AG	03/18/26	(996)
JPY	30,173,265	USD	196,337	State Street Bank and Trust Co.	03/18/26	(2,513)
JPY	2,638,928,099	USD	16,996,700	UBS AG	03/18/26	(45,000)
USD	5,777,798	AUD	8,690,757	Citibank N.A.	03/18/26	(22,460)
USD	1,119,056	AUD	1,683,284	UBS AG	03/18/26	(4,377)
USD	3,125,000	CAD	4,284,138	HSBC Bank PLC	03/18/26	(6,464)
USD	7,662,706	CAD	10,553,963	Morgan Stanley & Co. International PLC	03/18/26	(51,647)
USD	2,238,992	CHF	1,778,510	Morgan Stanley & Co. International PLC	03/18/26	(23,410)
USD	3,714,707	CNY	26,069,071	Barclays Bank PLC	03/18/26	(25,710)
USD	10,934,795	DKK	69,679,984	Deutsche Bank AG	03/18/26	(74,783)
USD	82,611,532	EUR	70,313,970	Societe Generale	03/18/26	(300,079)
USD	159,417,173	EUR	135,686,315	Societe Generale	03/18/26	(579,068)
USD	387,991	EUR	332,299	Toronto-Dominion Bank	03/18/26	(3,843)
USD	1,782,595	EUR	1,522,966	Toronto-Dominion Bank	03/18/26	(13,230)
USD	247,705	GBP	186,381	HSBC Bank PLC	03/18/26	(3,481)
USD	723,038	GBP	538,251	JPMorgan Chase Bank N.A.	03/18/26	(2,365)
USD	8,790,974	GBP	6,593,745	Morgan Stanley & Co. International PLC	03/18/26	(95,439)
USD	38,406,271	GBP	28,808,684	Societe Generale	03/18/26	(419,294)
USD	196,537	GBP	145,868	State Street Bank and Trust Co.	03/18/26	(50)
USD	2,590,272	MXN	47,607,671	Morgan Stanley & Co. International PLC	03/18/26	(34,793)
USD	185,519	NOK	1,881,150	Deutsche Bank AG	03/18/26	(1,058)
USD	451,497	SEK	4,178,345	Deutsche Bank AG	03/18/26	(4,072)
USD	789,265	SEK	7,304,357	Deutsche Bank AG	03/18/26	(7,135)
USD	199,100	SGD	256,172	Goldman Sachs International	03/18/26	(1,135)
USD	2,204,444	ZAR	37,736,964	Goldman Sachs International	03/18/26	(62,801)
						(1,836,149)
						$ (1,034,361)
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	416	01/02/26	USD	609.00	USD	25,555	$ 246,494
SPDR S&P 500 ETF Trust	519	01/02/26	USD	690.00	USD	35,392	1,299
SPDR S&P 500 ETF Trust	1,036	01/09/26	USD	693.00	USD	70,647	80,507
Alphabet, Inc., Class C	236	01/16/26	USD	340.00	USD	7,406	10,148
Apple, Inc.	262	01/16/26	USD	285.00	USD	7,123	11,659
Apple, Inc.	34	01/16/26	USD	280.00	USD	924	4,046
Bank of America Corp.	380	01/16/26	USD	55.00	USD	2,090	51,870
Boeing Co.	14	01/16/26	USD	235.00	USD	304	420
Carrier Global Corp.	138	01/16/26	USD	65.00	USD	729	1,035
Delta Air Lines, Inc.	569	01/16/26	USD	70.00	USD	3,949	143,672
Euro Stoxx Banks	402	01/16/26	EUR	260.00	EUR	5,292	180,705
Goldman Sachs Group, Inc.	5	01/16/26	USD	870.00	USD	440	14,075
iShares Russell 2000 ETF	260	01/16/26	USD	250.00	USD	6,400	53,853
Netflix, Inc.	35	01/16/26	USD	122.00	USD	328	88
NVIDIA Corp.	235	01/16/26	USD	195.00	USD	4,383	50,290
SPDR Gold Shares(a)	650	01/16/26	USD	390.00	USD	25,760	761,102
SPDR Gold Shares(a)	379	01/16/26	USD	405.00	USD	15,020	163,562
State Street SPDR S&P Regional Banking ETF	424	01/16/26	USD	70.00	USD	2,748	8,022
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Vistra Corp.	57	01/16/26	USD	210.00	USD	920	$ 342
Walmart, Inc.	150	01/16/26	USD	115.00	USD	1,671	8,550
Walt Disney Co.	28	01/16/26	USD	110.00	USD	319	12,740
Alphabet, Inc., Class C	190	02/20/26	USD	340.00	USD	5,962	129,675
Amazon.com, Inc.	237	02/20/26	USD	240.00	USD	5,470	196,117
Amazon.com, Inc.	43	02/20/26	USD	255.00	USD	993	16,340
Apple, Inc.	142	02/20/26	USD	290.00	USD	3,860	40,328
Citigroup, Inc.	238	02/20/26	USD	120.00	USD	2,777	83,300
Fifth Third Bancorp	231	02/20/26	USD	50.00	USD	1,081	13,860
Goldman Sachs Group, Inc.	7	02/20/26	USD	865.00	USD	615	32,218
JPMorgan Chase & Co.	95	02/20/26	USD	325.00	USD	3,061	95,000
Meta Platforms, Inc., Class A	50	02/20/26	USD	670.00	USD	3,300	155,375
Microsoft Corp.	78	02/20/26	USD	510.00	USD	3,772	69,810
Rockwell Automation, Inc.	22	02/20/26	USD	410.00	USD	856	23,980
SPDR Gold Shares(a)	752	02/20/26	USD	390.00	USD	29,803	1,313,105
Tesla, Inc.	64	02/20/26	USD	450.00	USD	2,878	211,360
Tesla, Inc.	30	02/20/26	USD	480.00	USD	1,349	63,375
Valero Energy Corp.	95	02/20/26	USD	175.00	USD	1,547	28,690
Vertiv Holdings Co., Class A	161	02/20/26	USD	200.00	USD	2,608	53,533
Broadcom, Inc.	85	03/20/26	USD	430.00	USD	2,942	63,537
Citigroup, Inc.	58	03/20/26	USD	110.00	USD	677	61,335
Delta Air Lines, Inc.	42	03/20/26	USD	75.00	USD	291	12,558
NVIDIA Corp.	166	03/20/26	USD	200.00	USD	3,096	165,170
SPDR Gold Shares(a)	191	03/20/26	USD	420.00	USD	7,570	169,319
United Airlines Holdings, Inc.	30	03/20/26	USD	120.00	USD	335	19,125
							$ 4,821,589

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Barrier Options Purchased
Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Up-and-in	Morgan Stanley & Co. International PLC	01/21/26	JPY	158.00	JPY	160.25	USD	2,976	$ 794
OTC Currency Options Purchased
Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	BNP Paribas SA	01/12/26	USD	1.13	EUR	3,018	$ 32
USD Currency	Barclays Bank PLC	02/26/26	BRL	5.25	USD	4,128	9,664
							$ 9,696

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 02/07/36	1-day SOFR, 3.87%	Annual	3.57%	Annual	Deutsche Bank AG	02/05/26	3.57%	USD	5,375	$ 6,377
30-Year Interest Rate Swap, 02/07/56	1-day SOFR, 3.87%	Annual	3.77%	Annual	Deutsche Bank AG	02/05/26	3.77	USD	3,579	2,070
10-Year Interest Rate Swap, 02/08/36	1-day SOFR, 3.87%	Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	02/06/26	3.45	USD	3,919	1,890
5-Year Interest Rate Swap, 02/08/31	1-day SOFR, 3.87%	Annual	3.15%	Annual	JPMorgan Chase Bank N.A.	02/06/26	3.15	USD	6,241	3,307
30-Year Interest Rate Swap, 05/02/56	1-day SOFR, 3.87%	Annual	3.55%	Annual	Bank of America N.A.	04/30/26	3.55	USD	13,607	30,655
1-Year Interest Rate Swap, 06/10/27	1-day SOFR, 3.87%	Annual	3.00%	Annual	Goldman Sachs International	06/08/26	3.00	USD	66,224	69,092
										$ 113,391
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	416	01/02/26	USD	621.00	USD	25,555	$ (8,795)
SPDR S&P 500 ETF Trust	519	01/02/26	USD	698.00	USD	35,392	(2)
SPDR S&P 500 ETF Trust	1,036	01/09/26	USD	701.00	USD	70,647	(6,700)
Alphabet, Inc., Class C	27	01/16/26	USD	330.00	USD	847	(3,713)
Apollo Global Management, Inc.	18	01/16/26	USD	145.00	USD	261	(5,445)
Apple, Inc.	48	01/16/26	USD	270.00	USD	1,305	(26,400)
Bank of America Corp.	380	01/16/26	USD	60.00	USD	2,090	(3,610)
Broadcom, Inc.	26	01/16/26	USD	380.00	USD	900	(4,225)
Cameco Corp.	29	01/16/26	USD	95.00	USD	265	(5,670)
Cisco Systems, Inc.	55	01/16/26	USD	80.00	USD	424	(1,045)
Citigroup, Inc.	71	01/16/26	USD	110.00	USD	828	(55,557)
CRH PLC	24	01/16/26	USD	135.00	USD	300	(2,160)
Delta Air Lines, Inc.	569	01/16/26	USD	80.00	USD	3,949	(9,104)
Eli Lilly & Co.	9	01/16/26	USD	900.00	USD	967	(160,650)
Freeport-McMoRan, Inc.	97	01/16/26	USD	50.00	USD	493	(19,351)
Hilton Worldwide Holdings, Inc.	14	01/16/26	USD	300.00	USD	402	(1,575)
Intuitive Surgical, Inc.	4	01/16/26	USD	575.00	USD	227	(5,781)
iShares iBoxx $ High Yield Corporate Bond ETF	487	01/16/26	USD	81.00	USD	3,927	(3,748)
iShares Russell 2000 ETF	260	01/16/26	USD	270.00	USD	6,400	(848)
McKesson Corp.	5	01/16/26	USD	840.00	USD	410	(4,100)
McKesson Corp.	5	01/16/26	USD	940.00	USD	410	(2,400)
Medtronic PLC	42	01/16/26	USD	105.00	USD	403	(168)
Micron Technology, Inc.	17	01/16/26	USD	155.00	USD	485	(222,190)
NVIDIA Corp.	190	01/16/26	USD	205.00	USD	3,544	(9,880)
Palantir Technologies Inc, Class A	1	01/16/26	USD	210.00	USD	18	(23)
SPDR Gold Shares(a)	192	01/16/26	USD	395.00	USD	7,609	(167,220)
SPDR Gold Shares(a)	442	01/16/26	USD	430.00	USD	17,517	(21,234)
State Street SPDR S&P Regional Banking ETF	424	01/16/26	USD	77.00	USD	2,748	(383)
Tesla, Inc.	10	01/16/26	USD	480.00	USD	450	(5,400)
Tesla, Inc.	5	01/16/26	USD	500.00	USD	225	(1,320)
Trane Technologies PLC	10	01/16/26	USD	480.00	USD	389	(2,150)
Valero Energy Corp.	9	01/16/26	USD	170.00	USD	147	(1,089)
Vistra Corp.	57	01/16/26	USD	250.00	USD	920	(285)
Alphabet, Inc., Class C	258	02/20/26	USD	370.00	USD	8,096	(49,665)
Alphabet, Inc., Class C	30	02/20/26	USD	345.00	USD	941	(16,875)
Citigroup, Inc.	238	02/20/26	USD	130.00	USD	2,777	(22,610)
Delta Air Lines, Inc.	173	02/20/26	USD	80.00	USD	1,201	(15,743)
Euro Stoxx Banks	110	02/20/26	EUR	270.00	EUR	1,448	(41,690)
iShares iBoxx $ High Yield Corporate Bond ETF	325	02/20/26	USD	82.00	USD	2,620	(603)
JPMorgan Chase & Co.	95	02/20/26	USD	355.00	USD	3,061	(12,540)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Meta Platforms, Inc., Class A	50	02/20/26	USD	750.00	USD	3,300	$ (40,375)
SPDR Gold Shares(a)	1,505	02/20/26	USD	420.00	USD	59,645	(846,927)
Tesla, Inc.	64	02/20/26	USD	550.00	USD	2,878	(46,720)
Tesla, Inc.	30	02/20/26	USD	560.00	USD	1,349	(19,050)
Vertiv Holdings Co., Class A	161	02/20/26	USD	250.00	USD	2,608	(15,053)
							(1,890,072)
Put
Boeing Co.	14	01/16/26	USD	185.00	USD	304	(224)
Boston Scientific Corp.	41	01/16/26	USD	90.00	USD	391	(1,640)
Carrier Global Corp.	138	01/16/26	USD	50.00	USD	729	(3,795)
Costco Wholesale Corp.	5	01/16/26	USD	840.00	USD	431	(2,175)
Delta Air Lines, Inc.	329	01/16/26	USD	57.50	USD	2,283	(7,402)
State Street SPDR S&P Regional Banking ETF	235	01/16/26	USD	61.00	USD	1,523	(9,235)
Vistra Corp.	57	01/16/26	USD	150.00	USD	920	(8,949)
Walt Disney Co.	28	01/16/26	USD	100.00	USD	319	(70)
Alphabet, Inc., Class C	190	02/20/26	USD	290.00	USD	5,962	(121,125)
Amazon.com, Inc.	237	02/20/26	USD	205.00	USD	5,470	(67,545)
Amazon.com, Inc.	43	02/20/26	USD	215.00	USD	993	(21,715)
Apple, Inc.	142	02/20/26	USD	245.00	USD	3,860	(26,767)
Fifth Third Bancorp	231	02/20/26	USD	43.00	USD	1,081	(12,705)
Goldman Sachs Group, Inc.	7	02/20/26	USD	770.00	USD	615	(3,973)
iShares iBoxx $ High Yield Corporate Bond ETF	325	02/20/26	USD	78.00	USD	2,620	(4,481)
Microsoft Corp.	78	02/20/26	USD	440.00	USD	3,772	(36,270)
Rockwell Automation, Inc.	22	02/20/26	USD	330.00	USD	856	(3,850)
SPDR Gold Shares(a)	254	02/20/26	USD	370.00	USD	10,066	(79,178)
Tesla, Inc.	64	02/20/26	USD	350.00	USD	2,878	(23,040)
Tesla, Inc.	30	02/20/26	USD	360.00	USD	1,349	(13,575)
Valero Energy Corp.	142	02/20/26	USD	145.00	USD	2,312	(28,897)
Vertiv Holdings Co., Class A	161	02/20/26	USD	140.00	USD	2,608	(80,500)
Broadcom, Inc.	85	03/20/26	USD	310.00	USD	2,942	(123,037)
Citigroup, Inc.	58	03/20/26	USD	95.00	USD	677	(5,249)
Delta Air Lines, Inc.	42	03/20/26	USD	60.00	USD	291	(6,657)
NVIDIA Corp.	237	03/20/26	USD	145.00	USD	4,420	(57,354)
SPDR Gold Shares(a)	191	03/20/26	USD	375.00	USD	7,570	(114,287)
United Airlines Holdings, Inc.	30	03/20/26	USD	85.00	USD	335	(3,975)
Broadcom, Inc.	48	09/18/26	USD	280.00	USD	1,661	(111,960)
NVIDIA Corp.	76	09/18/26	USD	150.00	USD	1,417	(82,460)
							(1,062,090)
							$ (2,952,162)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Currency Options Written
Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	Bank of America N.A.	01/12/26	USD	1.13	EUR	3,018	$ (32)
USD Currency	Morgan Stanley & Co. International PLC	02/25/26	IDR	16,250.00	USD	4,120	(3,663)
USD Currency	Bank of America N.A.	02/26/26	MXN	17.95	USD	4,128	(30,798)
USD Currency	Bank of America N.A.	02/26/26	ZAR	16.70	USD	4,120	(66,701)
USD Currency	Morgan Stanley & Co. International PLC	02/26/26	BRL	5.25	USD	4,128	(9,665)
USD Currency	Bank of America N.A.	03/12/26	ZAR	16.35	USD	4,107	(31,019)
USD Currency	Bank of America N.A.	03/12/26	MXN	17.65	USD	4,098	(13,341)
USD Currency	Bank of America N.A.	03/12/26	BRL	5.25	USD	4,098	(12,833)
USD Currency	Bank of America N.A.	03/12/26	IDR	16,325.00	USD	4,097	(7,576)
							$ (175,628)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 02/19/36	3.60%	Annual	1-day SOFR, 3.87%	Annual	Nomura International PLC	02/17/26	3.60%	USD	6,929	$ (15,544)
10-Year Interest Rate Swap, 02/20/36	3.40%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	02/18/26	3.40	USD	10,416	(6,552)
30-Year Interest Rate Swap, 03/04/56	4.20%	Annual	1-day SONIA, 3.73%	Annual	Goldman Sachs International	03/04/26	4.20	GBP	2,108	(18,189)
10-Year Interest Rate Swap, 03/13/36	3.50%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	03/11/26	3.50	USD	10,458	(22,058)
30-Year Interest Rate Swap, 05/02/56	3.25%	Annual	1-day SOFR, 3.87%	Annual	Bank of America N.A.	04/30/26	3.25	USD	13,607	(9,130)
1-Year Interest Rate Swap, 06/10/27	2.50%	Annual	1-day SOFR, 3.87%	Annual	Goldman Sachs International	06/08/26	2.50	USD	66,223	(21,724)
10-Year Interest Rate Swap, 12/18/36	3.20%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	12/16/26	3.20	USD	5,212	(31,023)
										(124,220)
Put
10-Year Interest Rate Swap, 02/04/36	1-day SOFR, 3.87%	Annual	3.96%	Annual	Bank of America N.A.	02/02/26	3.96	USD	9,405	(17,829)
30-Year Interest Rate Swap, 02/04/56	1-day SOFR, 3.87%	Annual	4.30%	Annual	Goldman Sachs International	02/02/26	4.30	USD	4,159	(18,389)
10-Year Interest Rate Swap, 02/19/36	1-day SOFR, 3.87%	Annual	4.00%	Annual	Nomura International PLC	02/17/26	4.00	USD	6,929	(16,304)
2-Year Interest Rate Swap, 02/22/28	1-day SOFR, 3.87%	Annual	3.58%	Annual	Bank of America N.A.	02/20/26	3.58	USD	23,697	(4,723)
10-Year Interest Rate Swap, 04/25/36	6-mo. EURIBOR, 2.11%	Semi-Annual	2.94%	Annual	JPMorgan Chase Bank N.A.	04/23/26	2.94	EUR	13,198	(199,793)
10-Year Interest Rate Swap, 04/25/36	1-day SOFR, 3.87%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	04/23/26	4.00	USD	12,435	(86,608)
1-Year Interest Rate Swap, 06/10/27	1-day SOFR, 3.87%	Annual	3.50%	Annual	Goldman Sachs International	06/08/26	3.50	USD	66,223	(42,665)
10-Year Interest Rate Swap, 12/18/36	1-day SOFR, 3.87%	Annual	4.60%	Annual	Citibank N.A.	12/16/26	4.60	USD	5,212	(38,514)
2-Year Interest Rate Swap, 09/22/29	1-day SOFR, 3.87%	Annual	4.30%	Annual	Goldman Sachs International	09/20/27	4.30	USD	72,339	(195,858)
2-Year Interest Rate Swap, 12/10/29	1-day SOFR, 3.87%	Annual	4.00%	Annual	Nomura International PLC	12/08/27	4.00	USD	27,884	(130,469)
2-Year Interest Rate Swap, 12/18/29	1-day SOFR, 3.87%	Annual	4.50%	Annual	Deutsche Bank AG	12/16/27	4.50	USD	42,042	(112,327)
										(863,479)
										$ (987,699)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	USD	4,216	$ (340,425)	$ (264,392)	$ (76,033)
CDX.NA.HY.45.V1	5.00	Quarterly	12/20/30	USD	1,402	(108,905)	(92,578)	(16,327)
						$ (449,330)	$ (356,970)	$ (92,360)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B-	USD	3,367	$ 254,698	$ 63,705	$ 190,993
Ardagh Packaging Finance PLC	5.00	Quarterly	12/20/29	NR	EUR	316	(218,747)	(4,478)	(214,269)
iTraxx.XO.42.V4	5.00	Quarterly	12/20/29	B-	EUR	22,763	2,751,995	1,641,838	1,110,157
Ardagh Packaging Finance PLC	5.00	Quarterly	06/20/30	NR	EUR	13	(8,894)	(182)	(8,712)
iTraxx.XO.43.V3	5.00	Quarterly	06/20/30	B-	EUR	938	126,461	82,959	43,502
							$ 2,905,513	$ 1,783,842	$ 1,121,671

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Inflation Swaps
Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR	1,425	$ 65,507	$ 30	$ 65,477
Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.68%	At Termination	1-day FEDL, 3.64%	At Termination	N/A	01/28/26	USD	119,320	$ (5,421)	$ 76	$ (5,497)
3.79%	At Termination	1-day FEDL, 3.64%	At Termination	N/A	01/28/26	USD	239,158	(46,308)	152	(46,460)
0.28%	Annual	Tokyo Overnight Average Rate, 0.73%	Annual	N/A	03/09/26	JPY	2,893,937	47,521	9	47,512
1-day SOFR, 3.87%	Annual	4.40%	Annual	N/A	04/08/26	USD	43,825	115,192	27	115,165
1-day SOFR, 3.87%	Annual	4.45%	Annual	N/A	04/09/26	USD	16,044	50,634	10	50,624
1-day SOFR, 3.87%	Annual	4.05%	Annual	N/A	04/18/26	USD	25,216	(16,624)	17	(16,641)
1-day SOFR, 3.87%	Annual	4.30%	Annual	N/A	04/24/26	USD	30,249	60,058	21	60,037
1-day SOFR, 3.87%	Annual	4.50%	Annual	N/A	05/08/26	USD	25,254	109,239	20	109,219
1-day SOFR, 3.87%	Annual	4.35%	Annual	N/A	07/22/26	USD	11,267	53,240	14	53,226
4.69%	Annual	1-day SOFR, 3.87%	Annual	N/A	10/02/26	USD	115,533	(1,176,397)	(6,459)	(1,169,938)
1-day SOFR, 3.87%	At Termination	4.17%	At Termination	N/A	10/23/26	USD	19,696	111,472	29	111,443
1-day SOFR, 3.87%	At Termination	4.21%	At Termination	N/A	10/27/26	USD	39,419	244,422	59	244,363
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	10/28/26	USD	39,747	164,418	75	164,343
1-day SOFR, 3.87%	Annual	4.07%	Annual	N/A	01/14/27	USD	36,165	144,014	87	143,927
1-day SOFR, 3.87%	Annual	3.47%	Annual	N/A	03/10/27	USD	9,910	(59,556)	26	(59,582)
1-day MIBOR, 5.67%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	203,365	29,141	16	29,125
1-day SOFR, 3.87%	Annual	4.10%	Annual	N/A	05/30/27	USD	30,153	274,962	96	274,866
1-day SOFR, 3.87%	Annual	4.15%	Annual	N/A	05/30/27	USD	30,153	304,567	102	304,465
1-day SOFR, 3.87%	Annual	3.30%	Annual	N/A	10/23/27	USD	7,036	(12,472)	29	(12,501)
1-day SOFR, 3.87%	Annual	4.20%	Annual	N/A	10/23/27	USD	10,250	161,466	42	161,424
1-day SOFR, 3.87%	Annual	3.92%	Annual	N/A	11/03/27	USD	4,880	51,981	20	51,961
1-day SOFR, 3.87%	Annual	3.95%	Annual	N/A	11/03/27	USD	4,880	54,823	20	54,803
1-day SOFR, 3.87%	Annual	3.99%	Annual	N/A	11/03/27	USD	9,761	116,280	41	116,239
1-day SOFR, 3.87%	Annual	4.07%	Annual	N/A	11/03/27	USD	19,787	268,451	83	268,368
1-day SOFR, 3.87%	Annual	3.86%	Annual	N/A	11/10/27	USD	20,267	196,004	86	195,918
1-day SOFR, 3.87%	At Termination	3.23%	At Termination	12/11/26 (a)	12/11/27	USD	32,850	13,482	59	13,423
1-day SOFR, 3.87%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	27,289	94,448	118	94,330
3.45%	Annual	1-day SOFR, 3.87%	Annual	N/A	01/26/28	USD	24,493	(69,032)	106	(69,138)
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/26/28	USD	24,493	328,264	106	328,158
3.27%	Annual	1-day SOFR, 3.87%	Annual	02/05/26 (a)	02/05/28	USD	24,747	11,189	107	11,082
1-day SOFR, 3.87%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	24,747	275,036	107	274,929
1-day SONIA, 3.73%	At Termination	3.18%	At Termination	02/10/27 (a)	02/10/28	GBP	42,829	(148,035)	262	(148,297)
1-day SONIA, 3.73%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,480	310,723	(10)	310,733

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day SOFR, 3.87%	Annual	3.50%	Annual	N/A	08/20/28	USD	22,532	$ 43,041	$ 88	$ 42,953
1-day SOFR, 3.87%	Annual	4.42%	Annual	N/A	10/02/28	USD	81,301	2,401,472	11,124	2,390,348
1-day SOFR, 3.87%	Annual	4.40%	Annual	N/A	10/31/28	USD	13,191	388,992	74	388,918
1-day SONIA, 3.73%	Annual	4.12%	Annual	N/A	11/17/28	GBP	6,091	133,758	173	133,585
1-day SONIA, 3.73%	Annual	4.12%	Annual	N/A	11/21/28	GBP	6,085	134,122	176	133,946
1-day SOFR, 3.87%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,232	(13,368)	97	(13,465)
6-mo. EURIBOR, 2.11%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	15,660	656,291	108	656,183
1-day MIBOR, 5.67%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	62,930	12,175	8	12,167
1-day MIBOR, 5.67%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	76,915	15,904	10	15,894
1-day SOFR, 3.87%	Annual	3.79%	Annual	N/A	03/29/29	USD	35,313	334,003	214	333,789
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/08/29	USD	21,208	375,797	133	375,664
1-day SOFR, 3.87%	Annual	4.05%	Annual	N/A	04/09/29	USD	16,044	315,267	101	315,166
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/18/29	USD	25,216	452,039	160	451,879
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/24/29	USD	12,604	227,854	80	227,774
6-mo. EURIBOR, 2.11%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	17,653	643,532	125	643,407
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	05/06/29	USD	25,231	463,412	162	463,250
6-mo. EURIBOR, 2.11%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	12,874	435,979	97	435,882
1-day SOFR, 3.87%	Annual	3.66%	Annual	N/A	10/10/29	USD	12,616	111,154	91	111,063
1-day TIIEFONDEO, 7.30%	Monthly	9.04%	Monthly	N/A	11/14/29	MXN	81,548	227,953	29	227,924
1-day SONIA, 3.73%	Annual	4.00%	Annual	N/A	01/16/30	GBP	6,749	113,261	194	113,067
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/23/30	USD	13,498	262,136	105	262,031
1-day SOFR, 3.87%	Annual	3.23%	Annual	N/A	02/19/30	USD	14,200	(237,063)	113	(237,176)
1-day SOFR, 3.87%	Annual	3.90%	Annual	N/A	02/24/30	USD	12,058	184,741	96	184,645
6-mo. EURIBOR, 2.11%	Semi-Annual	2.20%	Annual	N/A	06/04/30	EUR	2,989	(9,085)	30	(9,115)
0.02%	Annual	6-mo. EURIBOR, 2.11%	Semi-Annual	N/A	08/26/31	EUR	9,317	1,575,484	118	1,575,366
1-day ESTR, 2,502.55%	Annual	2.34%	Annual	01/19/28 (a)	01/19/33	EUR	7,414	(138,594)	104	(138,698)
1-day SOFR, 3.87%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	13,769	(391,585)	127	(391,712)
1-day SOFR, 3.87%	Annual	4.31%	Annual	N/A	09/29/33	USD	121,626	5,382,305	8,528	5,373,777
4.40%	Annual	1-day SOFR, 3.87%	Annual	N/A	11/01/33	USD	11,317	(571,235)	154	(571,389)
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/12/34	USD	9,940	186,590	132	186,458
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/17/34	USD	2,863	53,767	38	53,729
1-day MIBOR, 5.67%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	25,865	5,217	5	5,212
1-day MIBOR, 5.67%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	25,865	5,406	5	5,401
1-day SOFR, 3.87%	Annual	3.66%	Annual	N/A	10/10/34	USD	8,496	(53,481)	126	(53,607)
1-day SOFR, 3.87%	Annual	3.67%	Annual	N/A	12/26/34	USD	13,998	(81,177)	212	(81,389)
1-day SOFR, 3.87%	Annual	3.70%	Annual	N/A	01/06/35	USD	10,993	(109,695)	167	(109,862)
1-day SOFR, 3.87%	Annual	3.75%	Annual	N/A	03/27/35	USD	10,876	(49,274)	169	(49,443)
1-day SOFR, 3.87%	Annual	3.75%	Annual	N/A	07/09/35	USD	5,392	(21,752)	84	(21,836)
3.46%	Annual	1-day SOFR, 3.87%	Annual	12/15/26 (a)	12/15/36	USD	4,853	178,082	80	178,002
4.25%	Annual	1-day SOFR, 3.87%	Annual	N/A	09/29/43	USD	1,467	(20,258)	926	(21,184)
3.65%	Annual	1-day SOFR, 3.87%	Annual	N/A	11/03/53	USD	5,251	472,863	163	472,700
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	11/03/53	USD	5,251	(165,291)	163	(165,454)
3.65%	Annual	1-day SOFR, 3.87%	Annual	N/A	11/02/54	USD	31,110	2,818,983	9,694	2,809,289
1-day SONIA, 3.73%	Annual	4.10%	Annual	N/A	11/07/54	GBP	2,400	(191,073)	11,251	(202,324)
1-day SONIA, 3.73%	Annual	4.45%	Annual	N/A	12/04/55	GBP	2,108	(2,229)	64	(2,293)
								$ 18,613,602	$ 41,451	$ 18,572,151

(a)	Forward Swap.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UBS Group AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	3,700	$ (79,309)	$ 67,475	$ (146,784)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	2,160	(46,299)	38,020	(84,319)
Boeing, Co.	1.00	Quarterly	Deutsche Bank AG	12/20/28	USD	800	(12,469)	(2,420)	(10,049)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

OTC Credit Default Swaps — Buy Protection (continued)
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Boeing, Co.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	USD	800	$ (13,282)	$ 6,898	$ (20,180)
TIM S.p.A.	1.00	Quarterly	Goldman Sachs International	12/20/29	EUR	190	(1,257)	7,584	(8,841)
							$ (152,616)	$ 117,557	$ (270,173)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice France SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	CCC+	EUR	332	$ 12,333	$ 8,074	$ 4,259
ZF Europe Finance B.V.	5.00	Quarterly	Deutsche Bank AG	12/20/28	BB-	EUR	145	12,520	10,425	2,095
iTraxx.XO.42 10-20%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	290	17,422	18,461	(1,039)
iTraxx.XO.42 10-20%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	290	17,423	18,900	(1,477)
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	662	103,628	82,778	20,850
Eutelsat S.A.	5.00	Quarterly	BNP Paribas SA	12/20/30	NR	EUR	143	30,839	18,431	12,408
Eutelsat S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	NR	EUR	191	41,091	25,700	15,391
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	BB-	EUR	103	14,061	9,961	4,100
Vistra Operations Company LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	NR	USD	80	14,221	14,601	(380)
								$ 263,538	$ 207,331	$ 56,207

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
China Fixing Repo Rates 7-day, 2.20%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	$ 181,730	$ —	$ 181,730
1-day BZDIOVER, 0.06%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	(288,920)	—	(288,920)
1-day BZDIOVER, 0.06%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	12,635	(261,016)	—	(261,016)
1-day BZDIOVER, 0.06%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	96	(1,926)	—	(1,926)
1-day BZDIOVER, 0.06%	At Termination	10.16%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	17,910	(359,630)	—	(359,630)
1-day BZDIOVER, 0.06%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	17,183	(344,743)	—	(344,743)
1-day BZDIOVER, 0.06%	At Termination	10.35%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	(530,062)	—	(530,062)
1-day BZDIOVER, 0.06%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(296,871)	—	(296,871)
1-day BZDIOVER, 0.06%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	(299,797)	—	(299,797)
1-day BZDIOVER, 0.06%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(292,627)	—	(292,627)
1-day BZDIOVER, 0.06%	At Termination	12.95%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	6,259	(16,318)	—	(16,318)
1-day BZDIOVER, 0.06%	At Termination	13.00%	At Termination	Barclays Bank PLC	N/A	01/02/29	BRL	11,207	(25,405)	—	(25,405)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day BZDIOVER, 0.06%	At Termination	13.00%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	7,285	$ (16,513)	$ —	$ (16,513)
1-day BZDIOVER, 0.06%	At Termination	13.12%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	29,259	(45,483)	—	(45,483)
									$ (2,597,581)	$ —	$ (2,597,581)
OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	1-day SOFR minus 0.45%, 3.87%	At Termination	Citibank N.A.	N/A	03/20/26	USD	2,685	$ (8,441)	$ —	$ (8,441)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.30%, 3.87%	At Termination	Goldman Sachs International	N/A	03/20/26	USD	7,337	(2,110)	—	(2,110)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.30%, 3.87%	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	5,742	(1,651)	—	(1,651)
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/26	USD	4,291	12,837	—	12,837
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	2,321	6,944	—	6,944
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	1,832	5,480	—	5,480
1-day SOFR plus 0.25%, 3.87%	At Termination	iShares Broad USD High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/26	USD	2,408	7,739	—	7,739
									$ 20,798	$ —	$ 20,798
Equity Swap Contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
AMC Networks, Inc., Class A	Barclays Bank PLC	$ 262,071	08/23/26	0.20%	1D OBFR01	Monthly	$ (2,993)
AMC Networks, Inc., Class A	JPMorgan Chase Bank N.A.	518,323	02/09/26	0.20%	1D OBFR01	Monthly	9,989
Eagle Bancorp, Inc.	JPMorgan Chase Bank N.A.	70,848	02/09/26	0.20%	1D OBFR01	Monthly	2,323
Flagstar Bank NA	JPMorgan Chase Bank N.A.	910,770	02/09/26	0.20%	1D OBFR01	Monthly	(20,506)
Total long positions of equity swaps							(11,187)
Short Contracts(b)
Alliance Laundry Holdings, Inc.	Barclays Bank PLC	(1,341,765)	08/23/26	(0.63)%	1D OBFR01	Monthly	78,233
Community Financial System, Inc.	JPMorgan Chase Bank N.A.	(84,110)	02/09/26	(0.15)%	1D OBFR01	Monthly	2,775
CVB Financial Corp.	JPMorgan Chase Bank N.A.	(73,361)	02/09/26	(0.15)%	1D OBFR01	Monthly	3,780
iShares iBoxx $ Investment Grade Corporate Bond ETF	JPMorgan Chase Bank N.A.	(2,384,408)	02/09/26	(0.30)%	1D OBFR01	Monthly	9,483
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Short Contracts(b) (continued)
State Street SPDR Bloomberg High Yield Bond ETF	Citibank N.A.	$ (4,819,528)	02/24/28	(0.45)%	1D OBFR01	Monthly	$ (14,920)
Vanguard Intermediate-Term Corporate Bond ETF	JPMorgan Chase Bank N.A.	(1,608,338)	02/09/26	(0.47)%	1D OBFR01	Monthly	1,343
Total short positions of equity swaps							80,694
Total long and short positions of equity swaps							69,507
Net dividends and financing fees							(71,997)
Total equity swap contracts including dividends and financing fees							$ (2,490)

(a)
The Trust receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying position.

(b)
The Trust pays the total return on a reference entity and receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying position.

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 1,836,452	$ (368,099)	$ 23,579,281	$ (3,912,342)	$ —
OTC Swaps	327,308	(2,420)	381,759	(3,174,998)	—
Options Written	N/A	(4,509,889)	1,321,398	(926,998)	(4,115,489)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 293,399	$ —	$ 698,811	$ —	$ 992,210
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	801,788	—	—	801,788
Options purchased Investments at value — unaffiliated(b)	—	—	4,821,589	10,490	113,391	—	4,945,470
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	1,344,652	—	—	22,169,152	65,477	23,579,281
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	386,411	140,926	—	181,730	—	709,067
	$ —	$ 1,731,063	$ 5,255,914	$ 812,278	$ 23,163,084	$ 65,477	$ 31,027,816
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 595,112	$ —	$ 970,360	$ —	$ 1,565,472
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,836,149	—	—	1,836,149
Options written Options written at value	—	—	2,952,162	175,628	987,699	—	4,115,489

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	$ —	$ 315,341	$ —	$ —	$ 3,597,001	$ —	$ 3,912,342
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	275,489	122,618	—	2,779,311	—	3,177,418
	$ —	$ 590,830	$ 3,669,892	$ 2,011,777	$ 8,334,371	$ —	$ 14,606,870

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2025, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 2,277,029	$ —	$ (6,733,753)	$ —	$ (4,456,724)
Forward foreign currency exchange contracts	—	—	—	(24,850,579)	—	—	(24,850,579)
Options purchased(a)	—	(9,562)	(5,446,855)	(580,404)	(2,007,248)	—	(8,044,069)
Options written	—	295	11,667,359	547,449	4,187,694	—	16,402,797
Swaps	—	890,901	(832,727)	—	(649,409)	—	(591,235)
	$ —	$ 881,634	$ 7,664,806	$ (24,883,534)	$ (5,202,716)	$ —	$ (21,539,810)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ (5,761,689)	$ —	$ (903,227)	$ —	$ (6,664,916)
Forward foreign currency exchange contracts	—	—	—	(6,453,975)	—	—	(6,453,975)
Options purchased(b)	—	—	1,440,881	(6,773)	324,767	—	1,758,875
Options written	—	—	511,555	(34,417)	318,929	—	796,067
Swaps	—	912,693	(156,252)	—	14,487,635	9,116	15,253,192
	$ —	$ 912,693	$ (3,965,505)	$ (6,495,165)	$ 14,228,104	$ 9,116	$ 4,689,243

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$344,201,463
Average notional value of contracts — short	555,895,936
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	403,943,221
Average amounts sold — in USD	84,800,905
Options:
Average value of option contracts purchased	5,311,930
Average value of option contracts written	3,688,306
Average notional value of swaption contracts purchased	119,288,073
Average notional value of swaption contracts written	485,801,465
Credit default swaps:
Average notional value — buy protection	11,066,358
Average notional value — sell protection	33,390,331
Interest rate swaps:
Average notional value — pays fixed rate	338,481,779
Average notional value — receives fixed rate	1,528,249,896
Inflation swaps:
Average notional value — receives fixed rate	1,641,778
Total return swaps:
Average notional value	25,238,139
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)
Equity swaps:
Average notional value — long	$1,739,911
Average notional value — short	10,413,987
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 2,657,134	$ —
Forward foreign currency exchange contracts	801,788	1,836,149
Options	4,945,470 (a)	4,115,489
Swaps — centrally cleared	—	704,038
Swaps — OTC(b)	709,067	3,177,418
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	9,113,459	9,833,094
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,478,723)	(3,656,200)
Total derivative assets and liabilities subject to an MNA	$ 1,634,736	$ 6,176,894

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 30,655	$ (30,655)	$ —	$ —	$ —
Barclays Bank PLC	88,358	(88,358)	—	—	—
BNP Paribas SA	213,328	(213,328)	—	—	—
Citibank N.A.	76,369	(76,369)	—	—	—
Deutsche Bank AG	78,636	(78,636)	—	—	—
Goldman Sachs International	119,624	(119,624)	—	—	—
HSBC Bank PLC	57,699	(15,612)	—	—	42,087
JPMorgan Chase Bank N.A.	253,313	(253,313)	—	—	—
Morgan Stanley & Co. International PLC	411,139	(411,139)	—	—	—
Nomura International PLC	540	(540)	—	—	—
Societe Generale	68,682	(68,682)	—	—	—
Standard Chartered Bank	23,062	—	—	—	23,062
Toronto-Dominion Bank	740	(740)	—	—	—
UBS AG	212,591	(83,747)	—	—	128,844
	$ 1,634,736	$ (1,440,743)	$ —	$ —	$ 193,993

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 931,970	$ (30,655)	$ —	$ (901,315)	$ —
Barclays Bank PLC	584,170	(88,358)	—	(220,000)	275,812
BNP Paribas SA	610,201	(213,328)	—	(396,873)	—
Citibank N.A.	440,839	(76,369)	—	(260,000)	104,470
Deutsche Bank AG	212,840	(78,636)	—	—	134,204
Goldman Sachs International	380,068	(119,624)	—	—	260,444
HSBC Bank PLC	15,612	(15,612)	—	—	—

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
JPMorgan Chase Bank N.A.	$ 851,506	$ (253,313)	$ —	$ (430,000)	$ 168,193
Morgan Stanley & Co. International PLC	513,550	(411,139)	—	—	102,411
Nomura International PLC	162,317	(540)	—	—	161,777
Societe Generale	1,298,441	(68,682)	—	—	1,229,759
State Street Bank and Trust Co.	2,563	—	—	—	2,563
Toronto-Dominion Bank	17,073	(740)	—	—	16,333
UBS AG	83,747	(83,747)	—	—	—
	$ 6,104,897	$ (1,440,743)	$ —	$ (2,208,188)	$ 2,455,966

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 68,216,559	$ 6,048,210	$ 74,264,769
Common Stocks
Canada	17,744,436	—	—	17,744,436
Chile	—	—	13,777	13,777
China	543,372	12,439,735	—	12,983,107
Denmark	—	6,019,869	—	6,019,869
France	—	33,532,223	—	33,532,223
Germany	—	2,575,493	—	2,575,493
India	—	790,558	—	790,558
Israel	—	—	3,966	3,966
Italy	—	25,877,194	—	25,877,194
Macau	—	408,613	—	408,613
Netherlands	—	22,404,586	—	22,404,586
South Korea	—	946,515	—	946,515
Spain	—	1,140,741	—	1,140,741
Sweden	—	—	—	—
Taiwan	22,744,647	884,831	—	23,629,478
United Kingdom	2,102,585	39,778,577	385,962	42,267,124
United States	706,285,226	2,673,332	30,342,618	739,301,176
Corporate Bonds	—	151,282,189	57,112,667	208,394,856
Fixed Rate Loan Interests	—	—	8,779,441	8,779,441
Floating Rate Loan Interests	—	49,479,937	42,179,586	91,659,523
Foreign Agency Obligations	—	12,739,528	—	12,739,528
Investment Companies	53,045,974	—	—	53,045,974
Municipal Bonds	—	3,403,616	—	3,403,616
Non-Agency Mortgage-Backed Securities	—	39,007,522	15,116,399	54,123,921
Preferred Securities
Capital Trusts	—	5,811,960	—	5,811,960
Preferred Stocks	—	—	72,876,415	72,876,415
U.S. Government Sponsored Agency Securities	—	266,201,273	—	266,201,273
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Warrants
Brazil	$ 280	$ —	$ —	$ 280
Israel	—	—	219	219
United Kingdom	—	—	46,487	46,487
United States	8,234	1,989	6,620,809	6,631,032
Short-Term Securities
Money Market Funds	19,221,797	—	—	19,221,797
Options Purchased
Equity Contracts	4,821,589	—	—	4,821,589
Foreign Currency Exchange Contracts	—	10,490	—	10,490
Interest Rate Contracts	—	113,391	—	113,391
Unfunded Floating Rate Loan Interests(a)	—	—	5,356	5,356
Liabilities
Investments
TBA Sale Commitments	—	(84,093,023)	—	(84,093,023)
Unfunded Floating Rate Loan Interests(a)	—	—	(10,429)	(10,429)
	$ 826,518,140	$ 661,647,698	$ 239,521,483	1,727,687,321
Investments Valued at NAV(b)				4,033,939
				$ 1,731,721,260
Derivative Financial Instruments(c)
Assets
Credit Contracts	$ —	$ 1,403,755	$ —	$ 1,403,755
Equity Contracts	289,937	144,388	—	434,325
Foreign Currency Exchange Contracts	—	801,788	—	801,788
Interest Rate Contracts	698,811	22,350,882	—	23,049,693
Other Contracts	—	65,477	—	65,477
Liabilities
Credit Contracts	—	(588,410)	—	(588,410)
Equity Contracts	(3,466,076)	(203,816)	—	(3,669,892)
Foreign Currency Exchange Contracts	—	(2,011,777)	—	(2,011,777)
Interest Rate Contracts	(970,360)	(7,364,011)	—	(8,334,371)
	$ (3,447,688)	$ 14,598,276	$ —	$ 11,150,588

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks
Assets
Opening balance, as of December 31, 2024	$ 6,740,774	$ 23,231,324	$ 64,054,942	$ 11,953,466	$ 66,548,642	$ 12,039,211	$ 77,045,014
Transfers into Level 3(a)	2,020	—	—	—	—	—	—
Transfers out of Level 3(b)	—	—	—	—	(3,044,564)	—	—
Accrued discounts/premiums	16,247	—	212,921	10,312	158,565	220,307	—
Net realized gain (loss)	—	(18)	(1,666,608)	12,544	(97,176)	32,439	(6,130,527)
Net change in unrealized appreciation (depreciation)(c)(d)	(710,831)	(53,256)	(11,759,415)	50,063	97,146	216,326	12,229,611
Purchases	—	7,568,273	27,691,791	23,149	19,834,394	3,450,141	6,625,800
Sales	—	—	(21,420,964)	(3,270,093)	(41,317,421)	(842,025)	(16,893,483)
Closing balance, as of December 31, 2025	$ 6,048,210	$ 30,746,323	$ 57,112,667	$ 8,779,441	$ 42,179,586	$ 15,116,399	$ 72,876,415
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ (710,831)	$ (53,256)	$ (11,306,129)	$ 99,142	$ 10,384	$ 248,765	$ 5,363,335

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets/Liabilities
Opening balance, as of December 31, 2024	$ (6,120)	$ 3,925,251	$ 265,532,504
Transfers into Level 3(a)	—	959,200	961,220
Transfers out of Level 3(b)	—	—	(3,044,564)
Accrued discounts/premiums	—	—	618,352
Net realized gain (loss)	—	—	(7,849,346)
Net change in unrealized appreciation (depreciation)(c)(d)	1,047	1,783,064	1,853,755
Purchases	—	—	65,193,548
Sales	—	—	(83,743,986)
Closing balance, as of December 31, 2025	$ (5,073)	$ 6,667,515	$ 239,521,483
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ (1,074)	$ 1,812,464	$ (4,537,200)

(a)
As of December 31, 2024, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2024, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $17,794,920.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$30,732,541	Market	Revenue Multiple	1.05x - 7.50x	3.61x
			Volatility	45% - 80%	65%
			Time to Exit	0.4 - 5.0 years	1.9 years
			EBITDA	10.25x - 42.67x	38.53x
			Gross Profit Multiple	7.25x	—
			Discount for lack of marketability	6%	—
			Risk Free Rate	4%	—
		Income	Discount Rate	10%	—

Asset Backed Securities	4,672,450	Income	Discount Rate	7%	—

Non-Agency Mortgage-Backed Securities	3,380,763	Income	Discount Rate	8%	—

Corporate Bonds	57,112,665	Income	Discount Rate	7% - 47%	13%
		Market	Revenue Multiple	0.80x	—
			Volatility	60% - 60%	60%
			Time to Exit	0.6 - 1.0 years	0.7 years
			Direct Profit Multiple	2.00x	—

Floating Rate Loan Interests	37,858,095	Income	Discount Rate	6% - 21%	13%

Fixed Rate Loan Interests	8,779,441	Income	Discount Rate	8% - 11%	10%

Preferred Stocks(b)	72,523,117	Market	Revenue Multiple	1.00x - 13.50x	7.82x
			Volatility	36% - 94%	74%
			Time to Exit	0.4 - 4.0 years	2.9 years
			EBITDA Multiple	8.50x	—
			EBITDAR Multiple	8.25x	—
			Market Adjustment Multiple	0.20x - 0.85x	0.83x
		Income	Discount Rate	10% - 15%	12%

Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Capital Allocation Term Trust (BCAT)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Warrants	$6,667,491	Market	Revenue Multiple	3.15x -13.50x	11.76x
			Volatility	45% - 80%	72%
			Time to Exit	0.4 - 5.2 years	3.5 years
			Discount for lack of marketability	6%	—

	$221,726,563

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The Trust valued certain of its Level 3 Preferred Stock  using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $7,689,300 as of December 31, 2025.

See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Cayman Islands(a)(b) — 0.3%
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 7.42%, 10/15/34	USD	250	$ 250,014
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 10.92%, 10/15/34		250	247,006
Elmwood CLO I Ltd., Series 19-1A, Class 1RR, (3-mo. CME Term SOFR + 1.52%), 5.40%, 04/20/37		250	250,864
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 10/17/37		1,000	318,170
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class BR, (3-mo. CME Term SOFR + 1.50%), 5.38%, 01/20/37		250	250,410
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.22%, 07/15/34		1,500	1,478,687
Regatta XXIV Funding Ltd., Series 2021-5A, Class D1R, (3-mo. CME Term SOFR + 2.80%), 6.68%, 01/20/38		250	250,607
RR Ltd., Series 2024-28RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 5.45%, 04/15/37		500	501,778
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29(c)		1,250	—
Trimaran CAVU Ltd., Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 7.37%, 10/25/34		550	550,648
Voya CLO Ltd., Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 5.79%, 10/17/32		250	250,123
			4,348,307
Ireland(a)(d) — 0.7%
AB Carval Euro CLO II-C DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.75%), 5.81%, 02/15/37	EUR	270	320,600
Arbour CLO VI DAC, Series 6X, Class DR, (3-mo. EURIBOR + 3.20%), 5.26%, 11/15/37		300	353,789
Arcano Euro CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.40%), 5.47%, 04/25/39		350	413,631
Arcano Euro CLO II DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.30%), 0.00%, 07/25/39		160	188,843
Arini European CLO IV DAC, Series 4X, Class D, (3- mo. EURIBOR + 3.50%), 5.53%, 01/15/38		430	511,482
Arini European CLO V DAC, Series 5X, Class D, (3- mo. EURIBOR + 2.80%), 4.83%, 01/15/39		230	271,363
Aurium CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.15%), 5.28%, 10/15/38		110	129,607
Aurium CLO XIII DAC, Series 13X, Class D, (3-mo. EURIBOR + 2.80%), 4.81%, 04/15/38		160	187,027
Avoca CLO XVIII DAC, Series 18X, Class DR, (3-mo. EURIBOR + 3.05%), 5.08%, 01/15/38		170	199,877
Avoca Static CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 2.90%), 4.93%, 01/15/35		150	176,278
Capital Four CLO VIII DAC, Series 8X, Class D, (3-mo. EURIBOR + 3.25%), 5.32%, 10/25/37		350	412,725
CIFC European Funding CLO II DAC, Series 2X, Class DR, (3-mo. EURIBOR + 3.00%), 5.03%, 10/15/39		210	247,845
Contego CLO V DAC, Series 5X, Class DR, (3-mo. EURIBOR + 3.10%), 5.13%, 10/15/37		230	268,779
Contego CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.45%), 5.49%, 01/23/38		290	340,408
Contego CLO XI DAC, Series 11X, Class DR, (3-mo. EURIBOR + 3.20%), 5.25%, 11/20/38		220	259,220
Security		Par (000)	Value
Ireland (continued)
CVC Cordatus Opportunity Loan Fund-R DAC, Series 1X, Class DR, (3-mo. EURIBOR + 2.80%), 4.86%, 08/15/33	EUR	700	$ 821,167
Elm Park CLO DAC, Series 1X, Class DR3, (3-mo. EURIBOR + 3.20%), 5.32%, 01/15/38		100	118,184
Fidelity Grand Harbour CLO DAC, Series 2023-1X, Class DR, (3-mo. EURIBOR + 2.70%), 4.76%, 02/15/38		300	350,750
Hambridge Euro CLO 1 DAC, Series 1X, Class D, (3- mo. EURIBOR + 3.30%), 5.34%, 10/20/38		210	248,569
Henley CLO XI DAC, Series 11X, Class D, (3-mo. EURIBOR + 2.60%), 4.67%, 04/25/39		330	387,086
Henley CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.10%), 5.11%, 01/15/38		220	259,169
Jubilee CLO XXIX DAC, Series 2024-29X, Class D, (3-mo. EURIBOR + 3.20%), 5.21%, 01/15/39		370	436,942
Palmer Square European Loan Funding DAC
Series 2024-2X, Class D, (3-mo. EURIBOR + 3.15%), 5.21%, 05/15/34		270	317,300
Series 2024-3X, Class D, (3-mo. EURIBOR + 3.05%), 5.11%, 05/15/34		220	258,587
Penta CLO DAC, Series 2024-17X, Class D, (3-mo. EURIBOR + 3.25%), 5.31%, 08/15/38		253	299,262
Providus CLO II DAC, Series 2X, Class DRR, (3-mo. EURIBOR + 3.20%), 5.21%, 10/15/38		238	279,836
Rockford Tower Europe CLO DAC
Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.07%, 10/25/37		290	338,593
Series 2025-3X, Class D, (3-mo. EURIBOR + 3.10%), 5.18%, 01/15/40		160	187,090
Signal Harmonic CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.50%), 5.42%, 07/15/38		190	224,538
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 5.25%, 04/20/37		470	556,665
Sona Fios CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 3.30%), 5.33%, 08/25/38		180	212,667
Texas Debt Capital Euro CLO DAC, Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.02%, 04/16/39		350	410,470
Tikehau CLO XII DAC, Series 12X, Class D, (3-mo. EURIBOR + 3.25%), 5.25%, 10/20/38		380	448,201
Victory Street CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.45%), 5.48%, 01/15/38		320	378,039
Victory Street CLO II DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.10%), 5.20%, 01/15/39		250	295,457
			11,110,046
United Kingdom — 0.0%
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(d)	GBP	281	396,379
United States — 2.2%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39(b)	USD	3,000	2,975,698
Home Partners of America Trust(b)
Series 2021-2, Class F, 3.80%, 12/17/26		2,399	2,351,086
Series 2021-3, Class F, 4.24%, 01/17/41		3,594	3,337,534
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36(b)		470	442,402
Mill City Solar Loan Ltd.(b)
Series 2019-1A, Class C, 5.92%, 03/20/43		952	745,056
Series 2019-1A, Class D, 7.14%, 03/20/43		1,483	1,043,349
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)	USD	252	$ 224,419
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39(b)		3,000	2,936,366
Progress Residential Trust(b)
Series 2021-SFR10, Class F, 4.61%, 12/17/40		2,497	2,459,131
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,914,331
Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	2,323,306
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,952,008
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,973,400
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,689,353
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31(b)		800	798,173
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(a)(b)		3,500	3,331,481
Silver Point Euro CLO 1 DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.00%), 5.10%, 01/15/39(a)(d)	EUR	110	129,543
Tricon Residential Trust(b)
Series 2021-SFR1, Class F, 3.69%, 07/17/38	USD	1,375	1,360,733
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	877,998
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,194,993
			36,060,360
Total Asset-Backed Securities — 3.2% (Cost: $54,258,105)			51,915,092

	Shares
Common Stocks
Canada — 0.9%
Cameco Corp.	142,517	13,038,880
Enbridge, Inc.	22,000	1,052,756
		14,091,636
China — 0.7%
Alibaba Group Holding Ltd., ADR	1,170	171,499
BYD Co. Ltd., Class H	567,000	6,929,169
Tencent Holdings Ltd.	47,010	3,607,713
		10,708,381
Denmark — 0.6%
DSV A/S	37,087	9,340,595
France — 4.8%
Arkema SA	23,768	1,448,509
Cie de Saint-Gobain SA	165,453	16,825,226
EssilorLuxottica SA	40,217	12,716,527
Hermes International SCA	4,637	11,512,972
LVMH Moet Hennessy Louis Vuitton SE	3,736	2,815,956
Sanofi SA	53,836	5,208,911
Schneider Electric SE	62,857	17,196,118
Societe Generale SA	78,262	6,300,402
TotalEnergies SE	44,000	2,878,480
		76,903,101
Germany — 0.2%
adidas AG, Class N	1,775	351,248
SAP SE	15,100	3,668,825
		4,020,073
India — 0.0%
SBI Life Insurance Co. Ltd.(b)	35,072	794,978
Security	Shares	Value
Israel — 0.0%
Deep Instinct Ltd.(c)(e)	52,360	$ 3,142
Italy — 2.0%
Intesa Sanpaolo SpA	2,549,440	17,616,890
UniCredit SpA	179,331	14,853,394
		32,470,284
Netherlands — 2.1%
Adyen NV(b)(e)	120	193,509
ASML Holding NV	22,581	24,331,483
ING Groep NV	310,365	8,723,810
		33,248,802
Norway — 0.0%
Equinor ASA, ADR	24,000	567,120
South Korea — 0.1%
SK Hynix, Inc.	2,111	956,025
Spain — 0.1%
CaixaBank SA	60,037	734,020
Industria de Diseno Textil SA	6,419	423,427
		1,157,447
Sweden — 0.0%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $293,944), Preference Shares(c)(e)(f)	2,492	—
Taiwan — 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	18,000	884,830
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	124,157	37,730,071
		38,614,901
United Kingdom — 1.8%
AstraZeneca PLC	4,000	740,237
Compass Group PLC	211,366	6,697,145
National Grid PLC	882,078	13,529,734
RELX PLC	196,026	7,897,264
Teya Services Ltd., (Acquired 11/16/21, Cost: $1,099,370)(c)(e)(f)	566	176,886
Verisure PLC(e)	33,916	558,013
		29,599,279
United States — 53.3%
Abbott Laboratories	35,038	4,389,911
AbbVie, Inc.	24,098	5,506,152
Advanced Micro Devices, Inc.(e)	1,608	344,369
Air Products and Chemicals, Inc.	12,141	2,999,070
Alphabet, Inc., Class C	155,603	48,828,221
Amazon.com, Inc.(e)	90,688	20,932,604
American Express Co.	6,500	2,404,675
Apollo Global Management, Inc.	35,387	5,122,622
Apple, Inc.	154,500	42,002,370
AppLovin Corp., Class A(e)	1,891	1,274,194
Arista Networks, Inc.(e)	9,514	1,246,619
Autodesk, Inc.(e)	19,657	5,818,669
AutoZone, Inc.(e)	91	308,627
Bank of America Corp.	311,577	17,136,735
Best Buy Co., Inc.	4,390	293,823
Booking Holdings, Inc.	112	599,797
Boston Scientific Corp.(e)	220,309	21,006,463
Broadcom, Inc.	67,481	23,355,174
Burlington Stores, Inc.(e)	1,279	369,439
Cadence Design Systems, Inc.(e)	28,626	8,947,915
Capital One Financial Corp.	60,826	14,741,789
Carrier Global Corp.	4,672	246,868
Cheniere Energy, Inc.	1,540	299,361

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Circle Internet Group, Inc., Class A(e)	3,874	$ 307,208
Cisco Systems, Inc.	164,140	12,643,704
Citigroup, Inc.	145,203	16,943,738
Coinbase Global, Inc., Class A(e)	1,670	377,654
Constellation Energy Corp.	873	308,405
Coreweave, Inc., Class A(e)	10,353	741,378
Costco Wholesale Corp.	20,161	17,385,637
CRH PLC	127,078	15,859,334
D.R. Horton, Inc.	28,744	4,139,998
Datadog, Inc., Class A(e)	4,527	615,627
Delta Air Lines, Inc.	112,684	7,820,270
DF Residential III LP(c)(e)	2,270,079	2,451,685
Dick’ s Sporting Goods, Inc.	1,662	329,026
Eaton Corp. PLC	16,339	5,204,135
Edwards Lifesciences Corp.(e)	15,420	1,314,555
Eli Lilly & Co.	31,848	34,226,409
Fifth Third Bancorp	9,451	442,401
Figma, Inc., Class A(e)	4,658	174,069
Flyr AS(c)(e)	392,187	4
Freeport-McMoRan, Inc.	25,415	1,290,828
Freewire Equity(c)(e)	63	—
GE Vernova, Inc.	572	373,842
General Electric Co.	12,254	3,774,600
Goldman Sachs Group, Inc.	1,313	1,154,127
Hilton Worldwide Holdings, Inc.	18,228	5,235,993
HNG Hospitality Offshore LP, (Acquired , Cost: $2,660,000)(c)(e)(f)	2,660,000	1,968,400
Home Depot, Inc.	34,858	11,994,638
Intel Corp.(e)	29,508	1,088,845
Intuit, Inc.	18,539	12,280,604
Intuitive Surgical, Inc.(e)	39,440	22,337,238
Johnson & Johnson	25,753	5,329,583
JPMorgan Chase & Co.	58,520	18,856,314
KLA Corp.	300	364,524
Lam Research Corp.	20,035	3,429,591
Linde PLC	16,945	7,225,179
Lionsgate Studios Corp.(e)	66,792	609,811
Live Nation Entertainment, Inc.(e)	30,660	4,369,050
Lumen Technologies, Inc.(e)	17,002	132,106
Marsh & McLennan Cos., Inc.	81,570	15,132,866
Mastercard, Inc., Class A	47,980	27,390,822
McDonald’s Corp.	7,356	2,248,214
McKesson Corp.	20,596	16,894,693
Medtronic PLC	86,165	8,277,010
Merck & Co., Inc.	38,134	4,013,985
Meta Platforms, Inc., Class A	24,594	16,234,253
Micron Technology, Inc.	54,149	15,454,666
Microsoft Corp.(g)	127,925	61,867,089
MongoDB, Inc., Class A(e)	6,796	2,852,213
Morgan Stanley	6,989	1,240,757
Netflix, Inc.(e)	71,121	6,668,305
NextEra Energy, Inc.	215,933	17,335,101
NRG Energy, Inc.	3,651	581,385
NVIDIA Corp.	347,136	64,740,864
Oracle Corp.	23,125	4,507,294
Progressive Corp.	48,425	11,027,341
Salesforce, Inc.	53,018	14,044,998
Screaming Eagle Acquisition Crop., Pipe, (Acquired 05/14/24, Cost: $1,168,975)(e)(f)	115,000	1,039,064
ServiceNow, Inc.(e)	35,760	5,478,074
ServiceTitan, Inc., Class A(e)	11,422	1,216,443
Sonder Holdings, Inc., Class A(e)	15,727	157
Security	Shares	Value
United States (continued)
Source Global PBC(c)(e)	4,243	$ 339
Starbucks Corp.	4,213	354,777
Starz Entertainment Corp.(e)	1,506	17,620
Stryker Corp.	29,914	10,513,874
Target Corp.	3,937	384,842
Tesla, Inc.(e)	25,755	11,582,539
Thermo Fisher Scientific, Inc.	7,078	4,101,347
TJX Cos., Inc.	32,465	4,986,949
Toll Brothers, Inc.	3,273	442,575
Trane Technologies PLC	41,076	15,986,779
TransDigm Group, Inc.	1,594	2,119,781
Uber Technologies, Inc.(e)	31,890	2,605,732
Ulta Beauty, Inc.(e)	683	413,222
Union Pacific Corp.	38,783	8,971,284
United Airlines Holdings, Inc.(e)	63,724	7,125,618
UnitedHealth Group, Inc.	10,008	3,303,741
Vertex Pharmaceuticals, Inc.(e)	10,586	4,799,269
Vertiv Holdings Co., Class A	2,169	351,400
Walmart, Inc.	162,002	18,048,643
Walt Disney Co.	96,696	11,001,104
Wells Fargo & Co.	5,799	540,467
Wolfspeed, Inc.(e)	31	540
		857,174,013
Total Common Stocks — 69.0% (Cost: $725,163,501)		1,109,649,777

		Par (000)
Corporate Bonds
Australia — 0.5%
Fortescue Treasury Pty. Ltd.(b)
4.50%, 09/15/27	USD	40	39,900
6.13%, 04/15/32		41	42,783
Mineral Resources Ltd.(b)
8.00%, 11/01/27		146	149,110
8.50%, 05/01/30		115	119,593
Oceana Australian Fixed Income Trust, A Note Upsize(c)
10.50%, 07/31/28	AUD	3,541	2,360,251
Class A, 12.50%, 07/31/26		2,524	1,705,446
Class A, 12.50%, 07/31/27		4,206	2,891,080
			7,308,163
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/39	USD	2,189	2,823,188
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		600	596,189
			3,419,377
Canada — 0.1%
Air Canada, 3.88%, 08/15/26(b)		182	181,133
Bombardier, Inc.(b)
8.75%, 11/15/30		107	115,604
7.00%, 06/01/32		100	105,664
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30(b)		100	93,145
Burger King (Restaurant Brands International Inc.)/New Red Finance, Inc., 6.13%, 06/15/29(b)		129	132,429
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Canada (continued)
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 5.63%, 09/15/29(b)	USD	119	$ 121,164
Garda World Security Corp.(b)
6.00%, 06/01/29		17	16,672
8.25%, 08/01/32		100	101,632
8.38%, 11/15/32		120	122,234
Jones Deslauriers Insurance Management, Inc., 8.50%, 03/15/30(b)		133	139,398
Mattamy Group Corp., 6.00%, 12/15/33(b)		139	137,765
Methanex Corp., 5.13%, 10/15/27		100	100,566
NOVA Chemicals Corp.(b)
5.25%, 06/01/27		60	60,367
9.00%, 02/15/30		192	205,011
7.00%, 12/01/31		61	64,972
Open Text Corp., 3.88%, 12/01/29(b)		207	196,449
Rogers Communications, Inc.(a)
(5-year CMT + 2.62%), 7.13%, 04/15/55		70	73,709
(5-year CMT + 2.65%), 7.00%, 04/15/55		130	136,006
			2,103,920
Czech Republic — 0.0%
Czechoslovak Group A/S, 5.25%, 01/10/31(d)	EUR	325	395,308
Denmark — 0.0%
SGL Group ApS, (3-mo. EURIBOR + 4.25%), 6.30%, 02/24/31(a)		148	166,800
Finland(d) — 0.0%
Citycon Treasury BV
5.00%, 03/11/30		100	111,640
5.38%, 07/08/31		100	111,476
Mehilainen Yhtiot OYJ, 5.13%, 06/30/32		162	193,272
			416,388
France — 0.5%
Afflelou SAS, 6.00%, 07/25/29(d)		299	365,543
Atos SE(d)(h)
5.41%, 12/18/26		305	353,622
1.04%, 12/18/32		250	192,626
9.73%, 12/18/26		339	456,209
Bertrand Franchise Finance SAS, (3-mo. EURIBOR + 3.75%), 5.75%, 07/18/30(a)(d)		137	160,049
Clariane SE, 0.88%, 03/06/27(d)(i)		252	169,564
ELO SACA, 2.88%, 01/29/26(d)		100	117,308
Forvia SE, 5.50%, 06/15/31(d)		360	437,714
FR Bondco SAS, 6.88%, 10/31/32(d)		113	133,262
Goldstory SAS, 6.75%, 02/01/30(d)		328	399,855
Iliad Holding SAS(b)
7.00%, 10/15/28	USD	200	202,487
7.00%, 04/15/32		200	206,131
iliad SA, 4.25%, 01/09/32(d)	EUR	300	355,645
IPD 3 BV(d)
5.50%, 06/15/31		282	335,206
Series NOV, 5.50%, 06/15/31		102	120,622
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 5.64%, 07/01/29(a)(d)		312	370,895
Loxam SAS, 6.38%, 05/31/29(d)		596	724,485
Lune Holdings SARL, 5.63%, 11/15/28(d)		315	42,572
New Immo Holding SA(d)
5.88%, 04/17/28		100	121,563
4.88%, 12/08/28		300	357,049
Paprec Holding SA, 4.13%, 07/15/30(d)		286	337,710
Security		Par (000)	Value
France (continued)
RCI Banque SA(a)(d)
(5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37	EUR	200	$ 239,537
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34		600	743,155
Schneider Electric SE, Series SUFP, 1.25%, 09/23/33(d)(i)		400	475,759
			7,418,568
Germany — 0.8%
Alstria Office AG(d)
4.25%, 10/15/29		200	232,243
5.50%, 03/20/31		100	120,292
APCOA Group GmbH, (3-mo. EURIBOR + 4.13%), 6.15%, 04/15/31(a)(d)		315	373,050
Aroundtown Finance SARL(a)(j)
(5-year CMT + 3.16%), 7.88%	USD	150	150,758
(5-year EURIBOR ICE Swap + 3.43%), 5.25%(d)	EUR	821	940,459
BRANICKS Group AG, 2.25%, 09/22/26(d)		100	82,074
Commerzbank AG, (5-year EURIBOR ICE Swap + 5.13%), 7.88%(a)(d)(j)		200	265,089
DEMIRE Deutsche Mittelstand Real Estate AG, 5.00%, 12/31/27(d)(h)		441	486,493
Deutsche Bank AG, (5-year EURIBOR ICE Swap + 4.75%), 4.63%(a)(d)(j)		800	931,118
Deutsche Lufthansa AG, (5-year EURIBOR ICE Swap + 2.86%), 5.25%, 01/15/55(a)(d)		400	487,842
Dynamo Newco II GmbH, 6.25%, 10/15/31(d)		121	144,836
Envalior Deutschland GmbH, (6-mo. EURIBOR at 0.00% Floor + 9.50% and 11.62% Cash or 11.62% PIK), 11.62%, 04/01/31(a)(c)(k)		3,632	3,804,192
Fressnapf Holding SE, 5.25%, 10/31/31(d)		138	161,836
Gruenenthal GmbH, Series NOV, 4.63%, 11/15/31(d)		214	254,130
IHO Verwaltungs GmbH, (7.00% Cash or 7.75% PIK), 7.00%, 11/15/31(d)(k)		250	317,196
Mahle GmbH, 6.50%, 05/02/31(d)		499	609,761
Nidda Healthcare Holding GmbH, (3-mo. EURIBOR + 3.25%), 5.28%, 10/15/32(a)(d)		414	490,925
PCF GmbH(d)
4.75%, 04/15/29		101	55,314
(3-mo. EURIBOR + 4.75%), 6.78%, 04/15/29(a)		131	72,078
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 5.78%, 07/01/29(a)(d)		242	286,723
Salzgitter AG, 3.38%, 10/22/32(d)(i)		200	256,076
Schaeffler AG(d)
4.25%, 04/01/28		100	119,966
5.38%, 04/01/31		100	123,906
TAG Immobilien AG, 0.63%, 03/11/31(d)(i)		100	119,584
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(d)(k)		324	250,482
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	200	200,047
TUI Cruises GmbH, 5.00%, 05/15/30(d)	EUR	108	130,232
Vonovia SE, Series B, 0.88%, 05/20/32(d)(i)		200	227,166
ZF Europe Finance BV, 7.00%, 06/12/30(d)		100	123,806
ZF North America Capital, Inc.(b)
6.75%, 04/23/30	USD	150	148,226
6.88%, 04/23/32		150	146,690
			12,112,590

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Greece(a)(d) — 0.0%
Eurobank SA, (1-year EURIBOR ICE Swap + 1.70%), 4.00%, 02/07/36	EUR	325	$ 380,259
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35		246	308,881
			689,140
Ireland — 0.1%
AIB Group PLC, (5-year EURIBOR ICE Swap + 3.71%), 6.00%(a)(d)(j)		300	361,016
Cedacri SpA, (3-mo. EURIBOR + 4.63%), 6.69%, 05/15/28(a)(d)		102	120,963
GGAM Finance Ltd.(b)
8.00%, 06/15/28	USD	55	58,243
6.88%, 04/15/29		229	237,516
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32(d)	GBP	464	627,403
			1,405,141
Israel — 0.0%
Teva Pharmaceutical Finance Netherlands II BV, 4.13%, 06/01/31	EUR	261	310,562
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	318	313,826
			624,388
Italy — 0.4%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(a)(d)(j)	EUR	200	242,563
Bubbles Bidco SpA(d)
6.50%, 09/30/31		241	290,564
(3-mo. EURIBOR + 4.25%), 6.27%, 09/30/31(a)		235	278,503
Dolcetto Holdco SpA(d)
5.63%, 07/14/32		166	198,006
(3-mo. EURIBOR + 3.63%), 5.73%, 07/14/32(a)		100	119,106
Duomo Bidco SpA, (3-mo. EURIBOR + 3.25%), 5.31%, 01/15/32(a)(d)		183	216,708
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(d)		456	567,260
Eni SpA, (5-year EUR Swap + 2.40%), 4.88%(a)(d)(j)		225	268,056
Fedrigoni SpA, 6.13%, 06/15/31(d)		410	469,566
Fiber Midco SpA, (10.75% PIK), 10.75%, 06/15/29(d)(k)		230	207,740
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(d)		263	309,073
Gruppo San Donato SPA, 6.50%, 10/31/31(d)		126	150,713
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 5.78%, 04/15/29(a)(d)		411	488,564
Intesa Sanpaolo SpA, (5-year EUR Swap + 5.85%), 5.50%(a)(d)(j)		250	300,778
Itelyum Regeneration SpA, 5.75%, 04/15/30(d)		100	117,136
Pachelbel Bidco SpA(d)
7.13%, 05/17/31		137	171,940
(3-mo. EURIBOR + 4.25%), 6.32%, 05/17/31(a)		125	148,541
Rossini SARL(d)
6.75%, 12/31/29		149	183,983
(3-mo. EURIBOR + 3.88%), 5.89%, 12/31/29(a)		90	107,572
TeamSystem SpA(d)
5.00%, 07/01/31		100	118,602
(3-mo. EURIBOR + 3.25%), 5.28%, 07/01/32(a)		125	147,692
(3-mo. EURIBOR + 3.50%), 5.53%, 07/31/31(a)		222	262,681
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	78	86,402
Unipol Assicurazioni SpA, 4.90%, 05/23/34(d)	EUR	100	123,135
			5,574,884
Japan — 0.3%
Kioxia Holdings Corp., 6.25%, 07/24/30	USD	200	205,767
Security		Par (000)	Value
Japan (continued)
Mizuho Financial Group, Inc., (1-year CMT + 1.25%), 3.26%, 05/22/30(a)	USD	2,040	$ 1,974,611
Nissan Motor Co. Ltd.
5.25%, 07/17/29(d)	EUR	231	278,720
4.81%, 09/17/30(b)	USD	200	188,500
8.13%, 07/17/35(b)		200	212,524
SoftBank Group Corp.(d)
5.38%, 01/08/29	EUR	182	218,941
3.38%, 07/06/29		100	113,396
5.25%, 10/10/29		100	119,305
5.88%, 07/10/31		270	324,233
5.75%, 07/08/32		557	663,646
6.38%, 07/10/33		230	277,209
			4,576,852
Jersey(d) — 0.0%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29	GBP	296	363,199
Deepocean Ltd., 6.00%, 04/08/31	EUR	100	120,574
			483,773
Luxembourg — 0.4%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(k)		766	986,162
Albion Financing 1 SARL/Aggreko Holdings, Inc.
5.38%, 05/21/30(d)		186	225,450
7.00%, 05/21/30(b)	USD	200	208,742
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(d)	EUR	403	481,775
Altice Financing SA, 3.00%, 01/15/28(d)		621	501,498
Breakwater Energy Holdings SARL, 9.25%, 11/15/30(b)	USD	250	261,789
Encore Issuances SA, (1-mo. EURIBOR + 3.00%), 4.93%, 08/14/26(a)	EUR	133	157,059
Garfunkelux Holdco 3 SA, 9.00%, 09/01/28(d)		483	543,115
INEOS Finance PLC
6.38%, 04/15/29(d)		393	405,239
7.50%, 04/15/29(b)	USD	200	173,736
7.25%, 03/31/31(d)	EUR	201	203,258
ION Platform Finance SARL(d)
7.88%, 05/01/29		292	348,280
6.50%, 09/30/30		128	145,566
6.88%, 09/30/32		100	112,412
Kleopatra Finco SARL, 4.25%, 03/01/26(d)(e)(l)		416	229,775
Luna 15 SARL, (10.50% PIK), 10.50%, 07/01/32(d)(k)		100	122,200
Luna 25 SARL, 5.50%, 07/01/32(d)		100	119,669
Maxam Prill SARL, 6.00%, 07/15/30(d)		326	391,422
Summer BC Holdco B SARL(d)
5.88%, 02/15/30		201	217,683
(3-mo. EURIBOR + 4.25%), 6.31%, 02/15/30(a)		131	144,315
Vivion Investments SARL(d)
5.63%, 06/08/30		308	348,614
(6.50% Cash and 1.75% PIK), 8.25%, 08/31/28(k)		75	87,725
(6.50% PIK), 6.50%, 02/28/29(k)		254	297,636
			6,713,120
Mexico — 0.0%
Fomento Economico Mexicano SAB de C.V., 2.63%, 02/24/26(d)(i)		500	587,290
Netherlands — 0.2%
Boels Topholding BV, 5.75%, 05/15/30(d)		335	407,075
Q-Park Holding I BV, 5.13%, 02/15/30(d)		463	561,784
Sunrise FinCo I BV, 4.88%, 07/15/31(b)	USD	780	742,950
Trivium Packaging Finance BV
6.63%, 07/15/30(d)	EUR	100	123,747
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Netherlands (continued)
Trivium Packaging Finance BV (continued)
12.25%, 01/15/31(b)	USD	200	$ 217,007
VZ Secured Financing BV
5.00%, 01/15/32(b)		200	180,991
5.25%, 01/15/33(d)	EUR	258	297,259
			2,530,813
Portugal — 0.0%
EDP SA, (5-year EURIBOR ICE Swap + 2.40%), 4.63%, 09/16/54(a)(d)		200	241,182
Slovenia(d) — 0.0%
United Group BV
6.50%, 10/31/31		104	124,752
6.25%, 01/31/32		117	138,020
			262,772
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.50%, 03/15/32(d)		152	173,400
Spain(d) — 0.1%
Arena Luxembourg Finance SARL, (3-mo. EURIBOR + 2.50%), 4.55%, 05/01/30(a)		194	230,014
Banco Bilbao Vizcaya Argentaria SA(a)(j)
(5-year EUR Swap + 4.27%), 6.88%		400	508,905
(5-year EURIBOR ICE Swap + 5.54%), 8.38%		200	257,983
Bankinter SA, (5-year EURIBOR ICE Swap + 4.71%), 7.38%(a)(j)		200	252,004
CaixaBank SA, (5-year EURIBOR ICE Swap + 3.94%), 6.25%(a)(j)		200	247,077
Grifols SA, 7.13%, 05/01/30		230	283,580
Iberdrola Finanzas SA, Series IBE, 1.50%, 03/27/30(i)		100	131,440
Kaixo Bondco Telecom SA, 5.13%, 09/30/29		190	226,001
			2,137,004
Sweden — 0.1%
Intrum Investments And Financing AB
8.00%, 09/11/27(d)		141	168,109
8.50%, 09/11/29		86	85,183
8.50%, 09/11/30(b)(d)		70	69,493
Series 1, 7.75%, 09/11/28(b)(d)		118	121,178
Preem Holdings AB, 12.00%, 06/30/27(d)		138	166,921
Stena International SA, 7.25%, 01/15/31(d)	USD	527	537,227
			1,148,111
Switzerland — 0.0%
gategroup Finance Luxembourg SA, 3.00%, 02/28/27(d)	CHF	270	339,183
United Kingdom — 0.9%
Amber Finco PLC, 6.63%, 07/15/29(d)	EUR	586	723,168
Ardonagh Finco Ltd.
6.88%, 02/15/31(d)		1,052	1,274,231
7.75%, 02/15/31(b)	USD	229	240,073
BCP V Modular Services Finance II PLC(d)
6.13%, 11/30/28	GBP	606	766,767
6.50%, 07/10/31	EUR	555	608,109
Bellis Acquisition Co. PLC, 8.00%, 07/01/31(d)		656	747,111
Biffa Group Holdings Ltd.(d)
5.25%, 06/15/31		115	134,757
7.38%, 06/15/31	GBP	200	271,914
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(d)(k)		123	164,243
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC
5.63%, 02/15/32(d)	EUR	202	242,499
Security		Par (000)	Value
United Kingdom (continued)
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (continued)
6.38%, 02/15/32(b)	USD	150	$ 150,247
CD&R Firefly Bidco PLC, 8.63%, 04/30/29(d)	GBP	100	141,035
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)	USD	200	212,148
Deuce Finco PLC(d)
7.00%, 11/20/31	GBP	100	136,138
(3-mo. EURIBOR + 3.50%), 5.55%, 11/20/32(a)	EUR	128	152,568
Edge Finco PLC, 8.13%, 08/15/31(d)	GBP	503	720,405
Froneri Lux FinCo SARL, 4.75%, 08/01/32(d)	EUR	162	191,812
Global Switch Finance BV, 1.38%, 10/07/30(d)		224	246,191
Heathrow Finance PLC, 6.63%, 03/01/31(d)	GBP	756	1,024,675
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, 8.13%, 02/15/32(b)	USD	200	206,466
INEOS Quattro Finance 2 PLC, 6.75%, 04/15/30(d)	EUR	178	154,287
Jaguar Land Rover Automotive PLC, 5.88%, 01/15/28(b)	USD	200	199,798
Mobico Group PLC(d)
4.88%, 09/26/31	EUR	306	284,657
(5-year UK Government Bond + 4.14%), 4.25%(a)(j)	GBP	165	130,882
Motion Finco SARL, 7.38%, 06/15/30(d)	EUR	204	217,588
Nationwide Building Society, (5-year UK Government Bond + 5.63%), 5.75%(a)(d)(j)	GBP	200	269,288
Ocado Group PLC, 11.00%, 06/15/30(d)		146	198,500
OEG Finance PLC, 7.25%, 09/27/29(d)	EUR	290	356,250
Pinnacle Bidco PLC, 10.00%, 10/11/28(d)	GBP	181	256,787
Stonegate Pub Co. Financing PLC(d)
10.75%, 07/31/29		155	206,332
(3-mo. EURIBOR + 6.63%), 8.69%, 07/31/29(a)	EUR	125	143,180
Virgin Media Secured Finance PLC
4.25%, 01/15/30(d)	GBP	292	360,701
4.50%, 08/15/30(b)	USD	200	185,147
Vmed O2 U.K. Financing I PLC
4.25%, 01/31/31(b)		202	184,226
4.50%, 07/15/31(d)	GBP	165	197,071
4.75%, 07/15/31(b)	USD	200	184,643
5.63%, 04/15/32(d)	EUR	683	807,022
Vodafone Group PLC, (5-year CMT + 2.77%), 4.13%, 06/04/81(a)	USD	160	149,392
Zegona Finance PLC, 6.75%, 07/15/29(d)	EUR	760	938,207
			13,778,515
United States — 8.4%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(b)	USD	99	99,990
Acrisure LLC/Acrisure Finance, Inc.(b)
7.50%, 11/06/30		107	111,456
6.75%, 07/01/32		114	117,432
Adient Global Holdings Ltd.(b)
7.00%, 04/15/28		38	39,052
7.50%, 02/15/33		128	132,103
ADT Security Corp., 5.88%, 10/15/33(b)		148	149,827
Advance Auto Parts, Inc., 7.38%, 08/01/33(b)		271	272,076
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
3.50%, 03/15/29		193	185,356
4.88%, 02/15/30		135	133,886
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b)
6.75%, 04/15/28		39	39,709
5.88%, 11/01/29		100	99,912

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b) (continued)
7.38%, 10/01/32	USD	238	$ 246,775
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 06/01/29(b)		417	412,685
Ally Financial, Inc., (5-year CMT + 2.45%), 6.65%, 01/17/40(a)		119	119,770
Alpha Generation LLC, 6.25%, 01/15/34(b)		166	167,490
AMC Networks, Inc., 10.50%, 07/15/32(b)		201	222,054
American Airlines, Inc., 7.25%, 02/15/28(b)		183	187,081
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)		96	97,761
American Axle & Manufacturing, Inc.
5.00%, 10/01/29		100	96,328
7.75%, 10/15/33(b)		100	101,858
American Tower Corp., 2.95%, 01/15/51		2,500	1,590,368
Amgen, Inc., 2.77%, 09/01/53		2,025	1,201,487
AmWINS Group, Inc., 4.88%, 06/30/29(b)		100	98,345
APLD ComputeCo LLC, 9.25%, 12/15/30(b)		200	196,180
Aramark Services, Inc., 5.00%, 02/01/28(b)		116	115,983
Arches Buyer, Inc., 4.25%, 06/01/28(b)		110	107,955
Ardagh Group SA
9.50%, 12/01/30		419	454,293
(4.50% Cash + 7.50% PIK), 12.00%, 12/01/30(d)(k)	EUR	718	773,590
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
4.00%, 09/01/29(b)	USD	200	188,277
5.00%, 01/30/31(d)	EUR	106	125,946
Aretec Group, Inc., 10.00%, 08/15/30(b)	USD	126	135,972
Arsenal AIC Parent LLC(b)
8.00%, 10/01/30		18	19,101
11.50%, 10/01/31		170	187,094
Asbury Automotive Group, Inc.
4.75%, 03/01/30		100	98,579
5.00%, 02/15/32(b)		58	56,364
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)		145	145,115
AT&T, Inc., 6.05%, 08/15/56		718	722,219
ATI, Inc., 7.25%, 08/15/30		220	232,425
Avantor Funding, Inc.(b)
4.63%, 07/15/28		100	99,457
3.88%, 11/01/29		88	84,150
Avient Corp., 7.13%, 08/01/30(b)		103	106,050
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(b)
8.00%, 02/15/31		89	91,466
8.38%, 06/15/32		179	184,835
Axon Enterprise, Inc., 6.13%, 03/15/30(b)		92	94,976
Azorra Finance Ltd., 7.75%, 04/15/30(b)		115	121,469
Ball Corp.
6.00%, 06/15/29		88	90,454
4.25%, 07/01/32	EUR	181	217,680
Bank of America Corp., (1-day SOFR + 1.37%), 1.92%, 10/24/31(a)	USD	119	106,416
Bath & Body Works, Inc., 6.63%, 10/01/30(b)		97	99,173
Bausch & Lomb Corp., 8.38%, 10/01/28(b)		200	208,750
Bausch & Lomb Netherlands BV & Bausch & Lomb, Inc., (3-mo. EURIBOR + 3.88%), 5.87%, 01/15/31(a)(d)	EUR	100	119,372
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer, Inc., 9.50%, 07/01/32(b)	USD	158	150,993
Beach Acquisition Bidco LLC
5.25%, 07/15/32(d)	EUR	137	163,909
Security		Par (000)	Value
United States (continued)
Beach Acquisition Bidco LLC (continued)
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(b)(k)	USD	200	$ 220,757
Beignet Investor LLC, 6.58%, 05/30/49(b)		3,057	3,229,706
Block, Inc.
5.63%, 08/15/30(b)		121	123,459
6.50%, 05/15/32		107	111,265
Brink’ s Co., 6.50%, 06/15/29(b)		84	86,973
Builders FirstSource, Inc.(b)
5.00%, 03/01/30		52	51,847
6.38%, 03/01/34		100	103,393
6.75%, 05/15/35		75	78,414
Calpine Corp.(b)
4.50%, 02/15/28		100	100,066
5.13%, 03/15/28		151	151,169
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.38%, 06/01/29		100	98,872
4.50%, 08/15/30		100	94,151
4.25%, 02/01/31		232	213,173
7.38%, 03/01/31		211	215,323
4.75%, 02/01/32		245	223,916
4.50%, 06/01/33		209	182,950
4.25%, 01/15/34		278	236,376
Century Communities, Inc., 6.63%, 09/15/33(b)		100	101,120
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		104	103,064
3.75%, 03/15/29		62	59,863
Chemours Co.(b)
4.63%, 11/15/29		71	64,200
8.00%, 01/15/33		233	225,570
Chobani LLC/Chobani Finance Corp., Inc., 7.63%, 07/01/29(b)		126	131,433
CHS/Community Health Systems, Inc.(b)
10.88%, 01/15/32		190	207,374
9.75%, 01/15/34		333	349,759
Cinemark USA, Inc.(b)
5.25%, 07/15/28		44	43,995
7.00%, 08/01/32		94	97,544
Cipher Compute LLC, 7.13%, 11/15/30(b)		100	101,848
Citigroup, Inc.(a)
6.35%, 09/09/30		2,000	1,982,438
0.00%, 12/11/30		893	893,000
(3-mo. CME Term SOFR + 1.65%), 3.67%, 07/24/28		1,000	993,640
Clarios Global LP/Clarios U.S. Finance Co.
4.75%, 06/15/31(d)	EUR	231	275,337
6.75%, 09/15/32(b)	USD	214	221,916
Clarivate Science Holdings Corp., 3.88%, 07/01/28(b)		81	78,635
Clear Channel Outdoor Holdings, Inc.(b)
7.88%, 04/01/30		96	101,107
7.50%, 03/15/33		157	165,838
Clearway Energy Operating LLC, 3.75%, 02/15/31(b)		100	93,389
Cleveland-Cliffs, Inc.(b)
7.00%, 03/15/32		152	155,800
7.38%, 05/01/33		202	210,087
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		231	234,023
9.00%, 09/30/29		109	113,525
8.25%, 06/30/32		375	391,890
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(b)		287	291,787
Cogent Communications Group LLC/Cogent Finance, Inc., 6.50%, 07/01/32(b)		175	163,661
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
CommScope LLC, 9.50%, 12/15/31(b)	USD	85	$ 85,853
CoreWeave, Inc.(b)
9.25%, 06/01/30		110	102,275
9.00%, 02/01/31		170	155,808
Credit Acceptance Corp., 6.63%, 03/15/30(b)		198	198,391
CSC Holdings LLC, 5.38%, 02/01/28(b)		1,294	938,830
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(b)		91	91,483
Dana, Inc., 5.38%, 11/15/27		100	99,835
Darling Global Finance BV, 4.50%, 07/15/32(d)	EUR	210	250,018
Darling Ingredients, Inc., 6.00%, 06/15/30(b)	USD	129	131,107
DaVita, Inc.(b)
4.63%, 06/01/30		213	207,119
6.75%, 07/15/33		69	71,546
Dell International LLC/EMC Corp., 5.30%, 10/01/29		300	309,567
Directv Financing LLC, 8.88%, 02/01/30(b)		100	101,344
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/31(b)		427	436,416
Discovery Communications LLC
5.00%, 09/20/37		244	195,229
6.35%, 06/01/40		200	165,651
Duke Energy Florida LLC, 2.40%, 12/15/31		1,500	1,355,116
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(k)		35	35,856
10.75%, 11/30/29		135	149,283
Edgewell Personal Care Co., 4.13%, 04/01/29(b)		165	157,648
Eli Lilly & Co., 5.00%, 02/09/54		2,640	2,466,117
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.63%, 12/15/30(b)		219	228,091
Encompass Health Corp., 4.50%, 02/01/28		117	116,797
Endo Finance Holdings, Inc., 8.50%, 04/15/31(b)		156	164,883
Energizer Holdings, Inc.(b)
4.38%, 03/31/29		100	95,551
6.00%, 09/15/33		100	95,920
Entegris, Inc., 4.75%, 04/15/29(b)		140	140,305
EquipmentShare.com, Inc., 8.63%, 05/15/32(b)		164	173,229
Fair Isaac Corp., 4.00%, 06/15/28(b)		122	120,323
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30(b)		300	285,232
Flyr Secured Notes, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%, 9.44% Cash and 3.75% PIK), 10.00%, 01/20/27(a)(c)(k)		1,111	296,560
FMC Corp., 3.45%, 10/01/29		100	88,696
Ford Motor Credit Co. LLC, 4.54%, 08/01/26		1,915	1,912,393
Freedom Mortgage Corp., 12.25%, 10/01/30(b)		100	110,914
Freedom Mortgage Holdings LLC(b)
9.13%, 05/15/31		100	107,406
8.38%, 04/01/32		194	204,217
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		81	81,262
6.75%, 05/01/29		779	784,899
6.00%, 01/15/30		75	76,272
8.75%, 05/15/30		1,250	1,305,326
8.63%, 03/15/31		350	368,264
Frontier Florida LLC, Series E, 6.86%, 02/01/28		500	517,930
FTAI Aviation Investors LLC(b)
7.88%, 12/01/30		200	212,681
7.00%, 06/15/32		100	105,125
Gap, Inc., 3.88%, 10/01/31(b)		100	92,430
Gen Digital, Inc., 6.75%, 09/30/27(b)		118	119,758
General Motors Financial Co., Inc., 5.55%, 07/15/29		2,575	2,669,399
Security		Par (000)	Value
United States (continued)
GFL Environmental, Inc., 4.38%, 08/15/29(b)	USD	100	$ 98,333
Gilead Sciences, Inc.
3.65%, 03/01/26		1,729	1,728,237
5.50%, 11/15/54		1,198	1,182,045
Global Medical Response, Inc., 7.38%, 10/01/32(b)		69	71,717
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(b)		160	160,436
Goldman Sachs Bank USA, Series BKNT, 6.60%, 09/12/30(a)(c)		2,000	1,992,800
Goodyear Tire & Rubber Co.
6.63%, 07/15/30		100	102,404
5.25%, 07/15/31		42	39,842
5.63%, 04/30/33		100	94,720
GoTo Group, Inc., 5.50%, 05/01/28(b)		660	379,898
Graphic Packaging International LLC, 6.38%, 07/15/32(b)		103	104,923
Gray Media, Inc., 9.63%, 07/15/32(b)		292	303,028
Group 1 Automotive, Inc., 6.38%, 01/15/30(b)		125	128,624
GS Finance Corp., 8.75%, 02/14/30(a)		2,890	2,882,290
HCA, Inc.
5.88%, 02/01/29		1,515	1,578,778
5.95%, 09/15/54		1,301	1,285,254
Healthpeak OP LLC, 5.25%, 12/15/32		3,000	3,075,036
Herc Holdings, Inc., 7.00%, 06/15/30(b)		227	238,901
Hilton Domestic Operating Co., Inc., 5.88%, 04/01/29(b)		284	290,758
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.(b)
5.00%, 06/01/29		27	26,226
4.88%, 07/01/31		153	142,829
HLF Financing SARL LLC/Herbalife International, Inc., 4.88%, 06/01/29(b)		430	403,823
Hologic, Inc., 4.63%, 02/01/28(b)		100	99,996
Howard Hughes Corp., 5.38%, 08/01/28(b)		127	127,473
HUB International Ltd., 7.25%, 06/15/30(b)		275	288,729
Huntsman International LLC, 4.50%, 05/01/29		54	51,778
iHeartCommunications, Inc.(b)
9.13%, 05/01/29		124	119,426
7.75%, 08/15/30		131	114,625
Imola Merger Corp., 4.75%, 05/15/29(b)		101	99,689
ION Platform Finance U.S., Inc.(b)
5.75%, 05/15/28		400	377,191
9.50%, 05/30/29		100	101,270
9.00%, 08/01/29		100	98,454
7.88%, 09/30/32		200	189,771
IQVIA, Inc.(b)
5.00%, 10/15/26		200	199,886
6.25%, 06/01/32		100	104,492
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		116	110,741
Iron Mountain, Inc.
7.00%, 02/15/29(b)		114	117,102
5.25%, 07/15/30(b)		171	168,932
6.25%, 01/15/33(b)		100	100,837
4.75%, 01/15/34(d)	EUR	296	338,267
Jane Street Group/JSG Finance, Inc.(b)
7.13%, 04/30/31	USD	88	92,467
6.13%, 11/01/32		77	78,352
Jazz Securities DAC, 4.38%, 01/15/29(b)		200	197,262
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(b)		200	192,554

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Jefferson Capital Holdings LLC, 8.25%, 05/15/30(b)	USD	103	$ 108,326
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		224	225,671
JPMorgan Chase & Co., (1-day SOFR + 1.62%), 5.34%, 01/23/35(a)		547	566,921
K Hovnanian Enterprises, Inc., 8.00%, 04/01/31(b)		110	112,262
Kaiser Aluminum Corp., 4.50%, 06/01/31(b)		43	41,543
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(b)		166	174,250
King US Bidco, Inc., (3-mo. EURIBOR + 3.25%), 5.31%, 12/01/32(a)(d)	EUR	182	215,904
Kohl’s Corp., 5.13%, 05/01/31	USD	185	162,731
Kronos International, Inc., 9.50%, 03/15/29(d)	EUR	200	218,196
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
4.25%, 02/01/27	USD	100	99,333
7.00%, 07/15/31		120	127,230
Lamar Media Corp., 4.88%, 01/15/29		100	99,826
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		108	107,725
LCM Investments Holdings II LLC, 8.25%, 08/01/31(b)		124	131,154
Lessen Holdings, Inc., 12.15%, 01/05/28(b)(c)		1,909	1,485,845
Level 3 Financing, Inc., 6.88%, 06/30/33(b)		324	331,542
LGI Homes, Inc., 7.00%, 11/15/32(b)		197	188,307
LifePoint Health, Inc.(b)
9.88%, 08/15/30		156	167,964
8.38%, 02/15/32		140	151,965
Lithia Motors, Inc.(b)
3.88%, 06/01/29		65	62,850
5.50%, 10/01/30		123	123,488
Live Nation Entertainment, Inc.(b)
4.75%, 10/15/27		83	83,169
3.75%, 01/15/28		28	27,527
Madison IAQ LLC, 4.13%, 06/30/28(b)		100	98,261
Magnera Corp., 7.25%, 11/15/31(b)		116	113,873
Marriott Ownership Resorts, Inc., 6.50%, 10/01/33(b)		138	132,384
Match Group Holdings II LLC(b)
4.63%, 06/01/28		100	99,105
4.13%, 08/01/30		90	85,186
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/30		537	532,763
9.25%, 04/15/30		682	654,720
McAfee Corp., 7.38%, 02/15/30(b)		313	272,960
McGraw-Hill Education, Inc.(b)
5.75%, 08/01/28		103	103,532
7.38%, 09/01/31		68	71,744
Medline Borrower LP, 3.88%, 04/01/29(b)		220	214,788
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 04/01/29(b)		109	112,680
Microsoft Corp., 2.53%, 06/01/50		3,342	2,040,455
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/32(b)		109	111,746
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		72	70,808
3.88%, 05/15/32		100	90,818
Morgan Stanley(a)
(1-day SOFR + 1.03%), 1.79%, 02/13/32		119	104,512
(1-day SOFR + 1.14%), 2.70%, 01/22/31		2,500	2,344,992
MPT Operating Partnership LP/MPT Finance Corp., 7.00%, 02/15/32(d)	EUR	204	249,125
NCL Corp. Ltd.(b)
7.75%, 02/15/29	USD	169	179,901
6.75%, 02/01/32		232	237,550
NCR Atleos Corp., 9.50%, 04/01/29(b)		475	515,554
Security		Par (000)	Value
United States (continued)
NCR Voyix Corp., 5.13%, 04/15/29(b)	USD	115	$ 114,191
Newell Brands, Inc.
6.38%, 05/15/30		156	152,344
6.63%, 05/15/32		114	110,598
Nexstar Media, Inc., 5.63%, 07/15/27(b)		100	100,269
Nissan Motor Acceptance Co. LLC(b)
2.75%, 03/09/28		100	95,016
7.05%, 09/15/28		100	103,423
Nordstrom, Inc., 4.25%, 08/01/31		86	79,751
Northern States Power Co., 2.90%, 03/01/50		1,225	803,011
Novelis Corp.(b)
4.75%, 01/30/30		143	137,946
6.88%, 01/30/30		88	91,375
NRG Energy, Inc.(b)
5.25%, 06/15/29		112	112,302
5.75%, 07/15/29		178	177,129
6.00%, 02/01/33		62	63,228
6.25%, 11/01/34		113	116,053
Olympus Water U.S. Holding Corp.
6.25%, 10/01/29(b)		200	194,617
6.13%, 02/15/33(d)	EUR	246	286,824
7.25%, 02/15/33(b)	USD	200	200,988
Osaic Holdings, Inc., 6.75%, 08/01/32(b)		70	73,123
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
4.25%, 01/15/29		52	50,642
4.63%, 03/15/30		100	97,615
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/31(b)		100	102,078
Panther Escrow Issuer LLC, 7.13%, 06/01/31(b)		185	191,706
Paramount Global, (3-mo. SOFR US + 4.16%), 6.25%, 02/28/57(a)		200	179,382
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer(b)
4.88%, 05/15/29		100	97,648
7.00%, 02/01/30		100	102,639
Park River Holdings, Inc.(b)
8.75%, 12/31/30		100	98,375
8.00%, 03/15/31		100	103,100
PennyMac Financial Services, Inc.(b)
7.88%, 12/15/29		96	102,149
7.13%, 11/15/30		111	116,686
6.88%, 02/15/33		100	104,395
Perrigo Finance Unlimited Co., 6.13%, 09/30/32		100	97,407
PetSmart LLC/PetSmart Finance Corp., 10.00%, 09/15/33(b)		250	257,419
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,071	1,071,697
Post Holdings, Inc.(b)
6.25%, 02/15/32		100	102,748
6.38%, 03/01/33		228	230,280
PRA Group Europe Holding II SARL, 6.25%, 09/30/32(d)	EUR	100	114,582
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(b)	USD	66	64,710
Primo Water Holdings, Inc./Triton Water Holdings, Inc., 4.38%, 04/30/29(b)		100	97,288
Prologis LP, 2.25%, 01/15/32		119	105,299
Public Service Electric and Gas Co., 4.65%, 03/15/33		2,650	2,665,082
Quikrete Holdings, Inc., 6.38%, 03/01/32(b)		307	319,550
QXO Building Products, Inc., 6.75%, 04/30/32(b)		79	82,509
Republic Services, Inc., 1.45%, 02/15/31		4,000	3,486,244
Resort Communities LoanCo LP, (13.00% PIK), 13.00%, 11/30/28(b)(c)(k)		4,426	4,506,232
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	USD	138	$ 137,428
RingCentral, Inc., 8.50%, 08/15/30(b)		1,115	1,181,993
RLJ Lodging Trust LP, 3.75%, 07/01/26(b)		180	178,998
Rocket Cos., Inc.(b)
6.50%, 08/01/29		218	224,843
6.13%, 08/01/30		164	169,523
7.13%, 02/01/32		60	63,120
Rocket Software, Inc., 9.00%, 11/28/28(b)		83	85,586
Ryan Specialty LLC, 4.38%, 02/01/30(b)		94	92,255
Sabre Financial Borrower LLC, 11.13%, 06/15/29(b)		515	521,869
Sabre GLBL, Inc.(b)
10.75%, 11/15/29		429	364,791
10.75%, 03/15/30		598	491,754
11.13%, 07/15/30		5	4,145
SBA Communications Corp.
3.13%, 02/01/29		100	95,655
3.88%, 02/15/27		118	117,111
SCIH Salt Holdings, Inc., 4.88%, 05/01/28(b)		95	95,023
Seagate Data Storage Technology Pte Ltd.(b)
8.25%, 12/15/29		566	600,207
8.50%, 07/15/31		85	90,369
Seagate Data Storage Technology Pte. Ltd., 5.88%, 07/15/30(b)		55	56,698
Sealed Air Corp., 5.00%, 04/15/29(b)		100	100,658
Sealed Air Corp./Sealed Air Corp. U.S., 7.25%, 02/15/31(b)		137	142,664
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		55	53,719
Service Corp. International, 5.13%, 06/01/29		152	153,003
Service Properties Trust
8.38%, 06/15/29		24	24,129
4.95%, 10/01/29		197	170,755
4.38%, 02/15/30		147	124,557
8.88%, 06/15/32		100	98,645
Shift4 Payments, Inc.
6.75%, 08/15/32(b)		67	69,177
5.50%, 05/15/33(d)	EUR	139	167,286
Series DEC, 5.50%, 05/15/33(d)		268	322,537
Sirius XM Radio LLC(b)
5.00%, 08/01/27	USD	69	69,168
4.00%, 07/15/28		141	137,837
4.13%, 07/01/30		181	172,143
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)		189	181,349
Six Flags Entertainment Corp./Canada’s Wonderland Co./ Magnum Management Corp., 5.25%, 07/15/29		100	93,254
SLM Corp.
3.13%, 11/02/26		41	40,301
6.50%, 01/31/30		135	139,733
Smyrna Ready Mix Concrete LLC(b)
6.00%, 11/01/28		100	100,462
8.88%, 11/15/31		95	101,615
Snap, Inc., 6.88%, 03/15/34(b)		100	102,962
Sonder Holdings, Inc., (7.00% PIK), 7.00%, 12/10/27(c)(e)(k)(l)		6,533	1
Sonic Automotive, Inc., 4.88%, 11/15/31(b)		76	73,402
Stagwell Global LLC, 5.63%, 08/15/29(b)		155	151,148
Standard Building Solutions, Inc., 6.50%, 08/15/32(b)		229	235,761
Standard Industries, Inc., 4.75%, 01/15/28(b)		116	115,688
Star Parent, Inc., 9.00%, 10/01/30(b)		207	220,912
Starwood Property Trust, Inc.(b)
3.63%, 07/15/26		99	98,515
4.38%, 01/15/27		100	99,379
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(b)		1,171	1,118,305
Security		Par (000)	Value
United States (continued)
Steel Dynamics, Inc., 3.45%, 04/15/30	USD	3,060	$ 2,956,251
Stem, Inc., 0.50%, 12/01/28(b)(i)		275	107,250
Stonex Escrow Issuer LLC, 6.88%, 07/15/32(b)		53	54,973
Synchrony Financial, 7.25%, 02/02/33		92	98,827
TEGNA, Inc.
4.63%, 03/15/28		72	71,260
5.00%, 09/15/29		62	61,454
Teleflex, Inc., 4.25%, 06/01/28(b)		104	102,401
Tenet Healthcare Corp.
5.13%, 11/01/27		200	200,447
4.63%, 06/15/28		73	73,136
6.13%, 06/15/30		134	137,121
6.75%, 05/15/31		128	133,185
Tenneco, Inc., 8.00%, 11/17/28(b)		237	237,758
Terex Corp., 5.00%, 05/15/29(b)		152	151,483
TKC Holdings, Inc., 6.88%, 05/15/28(b)		146	147,423
T-Mobile USA, Inc.
3.75%, 04/15/27		2,750	2,741,361
3.38%, 04/15/29		2,180	2,124,675
5.25%, 06/15/55		1,310	1,193,368
TransDigm, Inc.
6.75%, 08/15/28(b)		100	101,762
4.63%, 01/15/29		100	99,337
6.38%, 03/01/29(b)		54	55,689
7.13%, 12/01/31(b)		77	80,925
6.63%, 03/01/32(b)		325	338,136
6.00%, 01/15/33(b)		25	25,587
6.38%, 05/31/33(b)		222	227,800
Travel & Leisure Co., 6.63%, 07/31/26(b)		148	149,036
Tronox, Inc., 4.63%, 03/15/29(b)		128	89,607
U.S. Foods, Inc., 6.88%, 09/15/28(b)		197	203,792
UKG, Inc., 6.88%, 02/01/31(b)		182	186,953
United Rentals North America, Inc.
4.00%, 07/15/30		100	96,938
3.75%, 01/15/32		100	93,819
United Wholesale Mortgage LLC(b)
5.75%, 06/15/27		146	146,389
5.50%, 04/15/29		187	185,660
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		133	132,182
Univision Communications, Inc.(b)
8.50%, 07/31/31		117	122,222
9.38%, 08/01/32		263	282,676
UWM Holdings LLC(b)
6.63%, 02/01/30		104	105,308
6.25%, 03/15/31		80	79,872
Vail Resorts, Inc., 5.63%, 07/15/30(b)		69	70,122
Verizon Communications, Inc.
3.88%, 02/08/29		1,500	1,494,637
4.75%, 01/15/33		461	460,639
VF Corp., 2.95%, 04/23/30		101	91,430
Viasat, Inc., 5.63%, 04/15/27(b)		137	136,803
VOC Escrow Ltd., 5.00%, 02/15/28(b)		224	223,992
VoltaGrid LLC, 7.38%, 11/01/30(b)		100	99,075
Voyager Parent LLC, 9.25%, 07/01/32(b)		157	166,596
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		110	116,416
Warnermedia Holdings, Inc., 4.28%, 03/15/32		100	87,782
Wayfair LLC(b)
7.25%, 10/31/29		97	101,236
7.75%, 09/15/30		79	84,171
WESCO Distribution, Inc.(b)
7.25%, 06/15/28		100	101,451
6.38%, 03/15/29		115	118,757

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Westbay, 11.00%, 02/06/30(c)	USD	9,276	$ 9,380,819
Whirlpool Corp.
6.13%, 06/15/30		110	109,866
6.50%, 06/15/33		100	96,971
Williams Scotsman, Inc., 6.63%, 06/15/29(b)		100	103,287
Windstream Services LLC, 7.50%, 10/15/33(b)		179	183,494
Wolfspeed, Inc.
2.50%, 06/15/31(i)		4	5,925
2.50%, 06/15/31(b)(i)		3	4,444
(7.00% Cash or 12.00% PIK), 7.00%, 06/15/31(k)		5	3,840
WR Grace Holdings LLC, 6.63%, 08/15/32(b)		172	174,196
Xerox Corp.(b)
10.25%, 10/15/30		1,549	1,482,004
13.50%, 04/15/31		776	631,955
XPLR Infrastructure Operating Partners LP(b)
8.63%, 03/15/33		105	110,462
7.75%, 04/15/34		174	176,835
XPO, Inc., 7.13%, 02/01/32(b)		88	92,557
Xylem, Inc., 2.25%, 01/30/31		3,000	2,722,002
Yum! Brands, Inc., 4.75%, 01/15/30(b)		93	93,074
			135,035,418
Total Corporate Bonds — 13.0% (Cost: $213,323,273)			209,642,100
Fixed Rate Loan Interests
United States — 0.2%
AMF MF Portfolio, Term Loan, 7.67%, 11/01/28(c)		2,985	3,086,195
Total Fixed Rate Loan Interests — 0.2% (Cost: $2,961,871)			3,086,195
Floating Rate Loan Interests(a)
France — 0.2%
Hestiafloor 2 SASU, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.52%, 02/27/30	EUR	588	697,861
Obol France 2.5 SAS, 2024 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 5.00%), 7.10%, 12/31/28		1,000	1,158,312
Ramsay Generale de Sante SA, 2025 EUR Term Loan B4, (3-mo. EURIBOR at 0.00% Floor + 3.25%), 5.27%, 08/13/31		900	1,058,230
			2,914,403
Germany — 0.3%
AVIV Group GmbH, EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 4.00%), 6.10%, 04/23/32		1,147	1,355,406
Security		Par (000)	Value
Germany (continued)
Nidda Healthcare Holding AG, 2025 EUR Repriced Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.54%, 12/09/32	EUR	1,439	$ 1,701,792
Node AcquiCo GmbH, EUR Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.50%), 5.41%, 12/08/32		1,000	1,180,958
			4,238,156
Ireland — 0.1%
Applegreen Finance Ireland DAC, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.50%), 6.57%, 01/30/32		570	673,267
Promontoria Beech Designated Activity Co., EUR Term Loan, (1-mo. EURIBOR + 3.75%), 5.69%, 05/17/27(c)		845	993,269
			1,666,536
Luxembourg — 0.3%
INEOS Finance PLC, 2024 EUR 1st Lien Term Loan B, (1-mo. EURIBOR at 0.00% Floor + 3.50%), 5.40%, 06/23/31		1,000	963,135
Speed Midco 3 SARL, 2025 EUR Term Loan, (6-mo. EURIBOR at 0.00% Floor + 2.75%), 4.85%, 10/07/32		1,000	1,182,298
Tackle SARL, 2025 EUR Repriced Term Loan B2, (3- mo. EURIBOR at 0.00% Floor + 3.25%), 5.32%, 05/22/28		1,226	1,442,432
Traviata BV, 2025 EUR PIK Term Loan, (1-mo. EURIBOR at 0.00% Floor + 8.00%), 9.90%, 01/22/33(c)(k)		1,071	1,182,485
			4,770,350
Netherlands — 0.1%
Median BV, 2021 EUR Term Loan B1, (3-mo. EURIBOR at 0.00% Floor + 4.93%), 6.94%, 10/14/27		982	1,141,579
Stage Entertainment BV, 2024 EUR Term Loan B, (3- mo. EURIBOR at 0.00% Floor + 4.00%), 6.03%, 06/02/29		1,000	1,140,919
			2,282,498
New Zealand — 0.1%
FNZ NZ Finco Ltd., 2024 GBP Term Loan B, (1-mo. SONIA at 0.00% Floor + 6.00%), 9.97%, 11/05/31	GBP	1,000	1,085,100
Norway — 0.0%
Sector Alarm Holding A/S, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.50%), 5.57%, 06/14/29	EUR	407	482,067
Spain — 0.2%
Aernnova Aerospace SAU, 2024 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 4.00%), 6.03%, 02/27/30		1,303	1,510,134
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.25%), 5.36%, 10/30/31		741	877,218
			2,387,352
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Sweden — 0.1%
Quimper AB, 2024 EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 3.75%), 5.86%, 03/29/30	EUR	1,009	$ 1,198,092
Verisure Holding AB, 2025 EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 2.25%), 4.30%, 11/03/32		1,000	1,181,605
			2,379,697
United Kingdom — 0.2%
Boots Group Bidco Ltd., GBP Term Loan B, (1-mo. SONIA at 0.00% Floor + 4.75%), 8.48%, 08/30/32	GBP	1,159	1,574,562
CD&R Firefly Bidco PLC, 2025 GBP Term Loan, (3-mo. SONIA at 0.00% Floor + 4.75%), 8.72%, 04/29/29		1,000	1,356,375
			2,930,937
United States — 1.5%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 9.28%, 02/01/30	USD	3,107	2,919,704
Coreweave Compute Acquisition Co. II LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 9.62%), 13.72%, 07/31/28(c)		4,900	4,838,577
Coreweave Compute Acquisition Co. IV LLC(c)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 9.86%, 05/16/29		383	380,232
2025 5th Amendment Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.01%, 09/30/30		208	199,084
EIS Group, Inc.(c)
Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 10.72%, 07/10/28		341	326,597
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 10.72%, 07/10/28		3,406	3,265,970
Galaxy Universal LLC, 1st Lien Term Loan, (6-mo.CME Term SOFR at 1.00% Floor + 6.25%), 10.25%, 05/12/28(c)(k)		6,052	5,727,228
GoTo Group, Inc.
2024 First Out Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.90%), 8.79%, 04/28/28		149	132,078
2024 Second Out Term Loan, (3-mo. CME Term SOFR + 4.90%), 8.79%, 04/28/28		114	44,119
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.76%), 9.60%, 10/25/28(c)		1,037	850,229
Indy U.S. Bidco LLC, 2025 EUR Term Loan B, (1-mo. EURIBOR at 0.00% Floor + 2.75%), 4.65%, 10/31/30	EUR	884	1,044,374
Montage Hotels & Resorts LLC(c)(k)
PIK Revolver, (3-mo. SOFR + 6.00%), 9.66%, 02/16/29	USD	259	249,498
PIK Term Loan, (3-mo. SOFR + 6.00%), 9.85%, 02/16/29		1,284	1,238,550
Pitney Bowes, Inc., 2025 Term Loan B, (4-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 03/19/32		182	180,239
Polaris Newco LLC, EUR Term Loan B, (3-mo. EURIBOR at 0.00% Floor + 3.75%), 5.82%, 06/02/28	EUR	990	1,101,783
Security		Par (000)	Value
United States (continued)
Redstone Holdco 2 LP, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.01%), 8.85%, 04/27/28	USD	1,297	$ 524,785
Verifone Systems, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 5.51%), 9.35%, 08/18/28		1,854	1,751,959
Xerox Corp., 2023 Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.71%, 11/19/29		123	104,682
			24,879,688
Total Floating Rate Loan Interests — 3.1% (Cost: $50,230,628)			50,016,784

	Shares
Investment Companies
United States — 3.2%
iShares China Large-Cap ETF(m)	91,382	3,499,017
KraneShares CSI China Internet ETF	52,473	1,786,705
SPDR Gold Shares(e)(g)(n)	100,162	39,695,202
State Street SPDR S&P Biotech ETF(o)	40,000	4,877,200
State Street SPDR S&P Homebuilders ETF(o)	4,200	432,432
State Street SPDR S&P Regional Banking ETF	23,375	1,514,934
Total Investment Companies — 3.2% (Cost: $41,578,768)		51,805,490

		Par (000)
Municipal Bonds
Arizona — 0.0%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	USD	325	340,934
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)(e)(l)		4,013	2,347,855
Total Municipal Bonds — 0.2% (Cost: $2,157,527)			2,688,789
Non-Agency Mortgage-Backed Securities
United States(a)(b) — 1.6%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,810,295
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,724,663
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,471,856
FREMF Trust, Series 2018-W5FX, Class C, 3.66%, 04/25/28		1,923	1,806,170
Grace Trust, Series 2020-GRCE, Class D, 2.68%, 12/10/40		2,000	1,758,844
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41		2,000	1,721,260

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.81%), 6.57%, 04/15/38	USD	2,114	$ 2,113,989
Series 2021-NYAH, Class E, (1-mo. Term SOFR + 2.20%), 5.96%, 06/15/38		2,000	1,715,926
Series 2022-NLP, Class F, (1-mo. Term SOFR + 3.79%), 7.54%, 04/15/37		1,664	1,595,394
Series 2022-OPO, Class D, 3.45%, 01/05/39		860	707,819
MFA Trust, Series 2022-CHM1, Class M1, 4.57%, 09/25/56		4,000	3,588,581
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1-mo. Term SOFR + 2.72%), 6.47%, 04/15/38		811	811,409
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.89%, 02/12/41		650	525,821
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,104	1,733,855
Total Non-Agency Mortgage-Backed Securities — 1.6% (Cost: $28,684,402)			26,085,882
Preferred Securities
Capital Trusts — 0.5%(a)
Canada — 0.0%
Bell Telephone Co. of Canada or Bell Canada, 6.88%, 09/15/55		173	178,489
TELUS Corp., 7.00%, 10/15/55		58	60,377
			238,866
France(d)(j) — 0.1%
Air France-KLM, 5.75%	EUR	200	238,090
Electricite de France SA
4.38%		100	116,289
5.13%		200	241,368
5.63%		200	244,681
7.38%	GBP	200	276,299
RCI Banque SA, 6.13%	EUR	200	236,277
Unibail-Rodamco-Westfield SE, 4.75%		200	239,283
Veolia Environnement SA, 4.32%		100	116,943
			1,709,230
Germany(d) — 0.1%
Bayer AG, 5.38%, 03/25/82		300	361,795
Deutsche Bank AG(j)
6.75%		200	240,035
7.13%		200	248,664
Volkswagen International Finance NV(j)
5.49%		100	121,283
5.99%		100	121,609
			1,093,386
Italy(d)(j) — 0.0%
BPER Banca SpA, 6.50%		200	243,121
Prysmian SpA, 5.25%		275	336,377
			579,498
Japan — 0.0%
Rakuten Group, Inc., 8.13%(b)(j)	USD	400	411,988
Security		Par (000)	Value
Luxembourg — 0.0%
Vivion Investments SARL, 8.13%(d)(j)	EUR	200	$ 217,546
Netherlands(j) — 0.1%
ING Groep NV
3.88%	USD	200	194,185
7.25%(d)		300	319,049
NN Group NV, 5.75%(d)	EUR	200	239,297
			752,531
Spain — 0.0%
CaixaBank SA, 5.88%(d)(j)		200	243,252
United Kingdom — 0.1%
British Telecommunications PLC, 4.88%, 11/23/81(b)	USD	380	367,111
Centrica PLC, 6.50%, 05/21/55(d)	GBP	505	701,144
Nationwide Building Society, 7.50%(d)(j)		440	617,324
NatWest Group PLC, 7.50%(j)		200	279,679
Vodafone Group PLC, 7.00%, 04/04/79	USD	68	72,033
			2,037,291
United States — 0.1%
CVS Health Corp.
6.75%, 12/10/54		79	82,505
7.00%, 03/10/55		93	97,561
Dentsply Sirona, Inc., 8.38%, 09/12/55		138	129,186
Edison International
8.13%, 06/15/53		72	74,918
7.88%, 06/15/54		40	41,990
FMC Corp., 8.45%, 11/01/55		286	226,371
Global Atlantic Fin Co., 7.95%, 10/15/54(b)		103	106,345
Paramount Global, 6.38%, 03/30/62		56	51,990
PG&E Corp., 7.38%, 03/15/55		300	312,447
			1,123,313
			8,406,901

	Shares
Preferred Stocks — 1.7%(c)
Finland — 0.1%
Aiven, Series D(e)	35,053	1,902,326
United States — 1.6%
Anthropic PBC, Series F, (Acquired 08/18/25, Cost: $693,843)(e)(f)	4,922	1,198,015
Bright Machines, Inc.(e)
Series C	472,895	94,579
Series C-1	985,055	78,804
Cap Hill Brands, Series B-2(e)	1,088,268	11
Clarify Health, Series D-1(e)	318,926	918,507
CoreWeave, Inc., Series C, 03/25/49	1,594,000	1,578,060
Davidson Homes, Inc., 12.00%(e)	7,258	8,159,589
Insight M, Inc., Series D(e)	2,854,422	923,120
Lessen Holdings, Inc.(e)
Series BX	456,729	5
Series CX	24,168	—
RapidSOS, Series C-1(e)	1,707,127	1,894,911
Verger Capital Fund LLC(e)	317,866	47,680
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Veritas Newco(e)
Series G	973	$ 22,866
Series G-1	672	15,456
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,623,422), 10/07/32(e)(f)	1,584,337	9,664,456
		24,596,059
		26,498,385
Total Preferred Securities — 2.2% (Cost: $43,216,309)		34,905,286

		Par (000)
U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations(a) — 0.7%
Fannie Mae REMICS
Series 2023-35, Class FC, (30-day Avg SOFR + 1.10%), 4.97%, 08/25/53	USD	755	756,675
Series 2023-68, Class FB, (30-day Avg SOFR + 1.05%), 4.92%, 01/25/54		795	797,278
Series 2024-63, Class FH, (30-day Avg SOFR + 1.10%), 4.97%, 09/25/54		576	577,604
Series 2024-88, Class FC, (30-day Avg SOFR + 1.40%), 5.27%, 12/25/54		480	483,119
Series 2024-96, Class FA, (30-day Avg SOFR + 1.40%), 5.27%, 12/25/54		835	840,955
Series 2025-1, Class FX, (30-day Avg SOFR + 1.35%), 5.22%, 02/25/55		572	576,337
Series 2025-13, Class FB, (30-day Avg SOFR + 1.30%), 5.17%, 03/25/55		570	573,950
Series 2025-63, Class DF, (30-day Avg SOFR + 1.40%), 5.27%, 08/25/55		376	378,979
Series 2025-9, Class FG, (30-day Avg SOFR + 1.35%), 5.22%, 03/25/55		311	313,401
Freddie Mac REMICS
Series 5468, Class WF, (30-day Avg SOFR + 1.10%), 4.97%, 11/25/54		586	587,602
Series 5478, Class FD, (30-day Avg SOFR + 1.40%), 5.27%, 02/25/54		418	421,371
Series 5482, Class FB, (30-day Avg SOFR + 1.50%), 5.37%, 12/25/54		658	664,725
Series 5500, Class DF, (30-day Avg SOFR + 1.35%), 5.22%, 10/25/54		514	517,630
Series 5502, Class EF, (30-day Avg SOFR + 1.40%), 5.27%, 02/25/55		409	412,700
Series 5503, Class FB, (30-day Avg SOFR + 1.35%), 5.22%, 02/25/55		499	502,497
Series 5508, Class FE, (30-day Avg SOFR + 1.60%), 5.47%, 02/25/55		559	564,986
Series 5543, Class FH, (30-day Avg SOFR + 1.50%), 5.37%, 06/25/55		555	560,787
Series 5563, Class FA, (30-day Avg SOFR + 1.35%), 5.22%, 08/25/55		936	943,202
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 5574, Class FB, (30-day Avg SOFR + 1.35%), 5.22%, 09/25/55	USD	453	$ 456,528
Ginnie Mae, Series 2025-9, Class FE, (30-day Avg SOFR + 1.25%), 5.17%, 01/20/55		484	486,268
			11,416,594
Mortgage-Backed Securities(p) — 9.2%
Uniform Mortgage-Backed Securities
4.50%, 01/15/55		40,005	39,050,568
5.50%, 01/15/55		50,035	50,734,619
6.00%, 01/15/55		17,318	17,780,866
3.50%, 01/14/56 - 02/15/56		42,742	39,451,709
			147,017,762
Total U.S. Government Sponsored Agency Securities — 9.9% (Cost: $157,893,195)			158,434,356

	Shares
Warrants
Israel — 0.0%
Deep Instinct Ltd., Series D, (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(c)(e)(f)	36,915	369
United States(e) — 0.1%
Davidson Homes, Inc., Class A, (Issued 05/16/24, Expires 05/16/34, Strike Price USD 8.47)(c)	50,374	113,845
Flyr AS, Series D-X, (Expires 12/31/49)(c)	5,576	—
Insight M, Inc., (Issued 01/31/24, Expires 12/31/49, Strike Price USD 0.34)(c)	2,957,679	30
RapidSOS, Inc., Series C-1, (Issued 12/13/23, Expires 12/13/33, Strike Price USD 0.01)(c)	946,544	1,041,198
Sonder Holdings, Inc., (Expires 04/11/30, Strike Price USD 1.00)(c)	155,888	2
Sonder Holdings, Inc., (Expires 12/30/29, Strike Price USD 0.01)(c)	15,626	—
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(c)(f)	195,273	939,263
Volato Group, Inc., (Acquired 12/03/23, Cost: $41,409), (Issued 12/04/23, Expires 12/03/28, Strike Price USD 11.50)(f)	41,409	373
		2,094,711
Total Warrants — 0.1% (Cost: $41,411)		2,095,080
Total Long-Term Investments — 105.7% (Cost: $1,319,508,990)		1,700,324,831

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(m)(q)(r)	2,147,960	$ 2,149,034
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(m)(q)	22,637,962	22,637,962
Total Short-Term Securities — 1.5% (Cost: $24,786,829)		24,786,996
Options Purchased — 0.3% (Cost: $6,253,329)		4,714,876
Total Investments Before TBA Sale Commitments and Options Written — 107.5% (Cost: $1,350,549,148)		1,729,826,703

Par (000)
TBA Sale Commitments
United States — (1.3)%
Uniform Mortgage-Backed Securities, 3.50%, 01/14/56(p)	USD	(23,271)	(21,512,040)
Total TBA Sale Commitments — (1.3)% (Proceeds: $(21,335,158))	(21,512,040)
Options Written — (0.2)% (Premiums Received: $(3,662,553))	(3,364,434)
Total Investments, Net of TBA Sale Commitments and Options Written — 106.0% (Cost: $1,325,551,437)	1,704,950,229
Liabilities in Excess of Other Assets — (6.0)%	(96,226,046)
Net Assets — 100.0%	$ 1,608,724,183

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $14,986,826, representing 0.9% of its net assets as of period end, and an original cost of $10,580,963.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Convertible security.
(j)	Perpetual security with no stated maturity date.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Affiliate of the Trust.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(o)	All or a portion of this security is on loan.
(p)	Represents or includes a TBA transaction.
(q)	Annualized 7-day yield as of period end.
(r)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 3,960,134	$ —	$ (1,811,068)(a)	$ 192	$ (224)	$ 2,149,034	2,147,960	$ 36,931 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	207,553,773	—	(184,915,811)(a)	—	—	22,637,962	22,637,962	3,962,870	—
iShares Biotechnology ETF(c)	925,472	—	(929,456)	(72,135)	76,119	—	—	848	—
iShares China Large-Cap ETF	—	7,104,384	(3,704,920)	68,875	30,678	3,499,017	91,382	38,015	—
iShares iBoxx $ High Yield Corporate Bond ETF(c)	2,276,445	—	(2,306,772)	17,736	12,591	—	—	10,424	—
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
iShares JP Morgan USD Emerging Markets Bond ETF(c)	$ 5,895,071	$ —	$ (5,979,856)	$ 263,592	$ (178,807)	$ —	—	$ 54,720	$ —
iShares Russell 2000 ETF(c)	—	11,736,098	(11,720,580)	(15,518)	—	—	—	—	—
iShares Russell Mid-Cap Growth ETF(c)	248,176	—	(235,559)	48,860	(61,477)	—	—	194	—
				$ 311,602	$ (121,120)	$ 28,286,013		$ 4,104,002	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	43	01/27/26	$ 2,263	$ 3,722
Euro BOBL	181	03/06/26	24,709	(97,614)
Euro BTP	24	03/06/26	3,390	(10,040)
Euro Bund	137	03/06/26	20,539	(91,849)
Euro-Schatz	33	03/06/26	4,141	(5,467)
Short Term Euro BTP	48	03/06/26	6,054	9,714
KOSPI 200 Index	51	03/12/26	5,381	220,756
Nikkei 225 Index	28	03/12/26	9,010	(47,366)
10-Year Australian Treasury Bonds	27	03/16/26	1,973	(1,984)
3-Year Australian Treasury Bonds	123	03/16/26	8,618	(4,091)
3-Month SOFR	13	03/17/26	3,130	10,399
E-mini Russell 2000 Index	61	03/20/26	7,619	(171,208)
Euro Stoxx 50 Index	74	03/20/26	5,080	54,684
Euro Stoxx Banks Index	333	03/20/26	5,207	121,582
NASDAQ 100 E-Mini Index	95	03/20/26	48,368	231,546
S&P 500 E-Mini Index	66	03/20/26	22,745	5,815
U.S. Long Bond	38	03/20/26	4,393	(33,108)
Long Gilt	39	03/27/26	4,803	31,049
2-Year U.S. Treasury Note	394	03/31/26	82,263	20,781
5-Year U.S. Treasury Note	697	03/31/26	76,185	(73,894)
				173,427
Short Contracts
Euro OAT	20	03/06/26	2,834	12,199
10-Year Japanese Government Treasury Bonds	6	03/13/26	5,072	41,779
10-Year U.S. Treasury Note	134	03/20/26	15,067	61,475
10-Year U.S. Ultra Long Treasury Note	385	03/20/26	44,281	64,844
Ultra U.S. Treasury Bond	17	03/20/26	2,006	(1,283)
				179,014
				$ 352,441
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	21,044,971	USD	3,768,358	BNP Paribas SA	03/18/26	$ 7,906
CHF	1,352,973	USD	1,703,370	UBS AG	03/18/26	17,716
DKK	23,225,283	USD	3,643,458	BNP Paribas SA	03/18/26	26,184

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	5,671,938	USD	890,064	UBS AG	03/18/26	$ 6,114
EUR	158,161	USD	186,041	JPMorgan Chase Bank N.A.	03/18/26	457
EUR	350,458	USD	412,823	JPMorgan Chase Bank N.A.	03/18/26	424
GBP	2,264,139	USD	3,018,033	Societe Generale	03/18/26	33,355
GBP	2,538,945	USD	3,407,541	Societe Generale	03/18/26	14,205
INR	76,522,374	USD	845,168	Barclays Bank PLC	03/18/26	682
MXN	43,879,526	USD	2,381,366	Goldman Sachs International	03/18/26	38,131
MXN	29,895,650	USD	1,626,567	Standard Chartered Bank	03/18/26	21,866
MXN	36,396,424	USD	1,980,210	Standard Chartered Bank	03/18/26	26,672
SEK	23,275,774	USD	2,515,113	The Bank of New York Mellon	03/18/26	22,664
USD	263,811	EUR	223,245	Deutsche Bank AG	03/18/26	569
USD	326,590	EUR	276,875	Deutsche Bank AG	03/18/26	108
USD	1,149,431	EUR	973,319	JPMorgan Chase Bank N.A.	03/18/26	1,730
USD	327,439	HKD	2,542,053	Goldman Sachs International	03/18/26	62
USD	2,966,416	HKD	23,022,072	Goldman Sachs International	03/18/26	1,534
USD	5,870,419	HKD	45,559,787	Goldman Sachs International	03/18/26	3,033
USD	1,802,632	JPY	279,831,637	JPMorgan Chase Bank N.A.	03/18/26	5,076
USD	280,325	JPY	43,213,910	Societe Generale	03/18/26	2,731
USD	28,743,048	TWD	891,962,900	Morgan Stanley & Co. International PLC	03/18/26	391,268
ZAR	40,836,224	USD	2,381,366	Citibank N.A.	03/18/26	72,083
ZAR	33,712,048	USD	1,968,989	Deutsche Bank AG	03/18/26	56,438
						751,008
BRL	17,647,512	USD	3,175,155	Goldman Sachs International	03/18/26	(8,523)
CAD	2,292,717	USD	1,678,590	Standard Chartered Bank	03/18/26	(2,743)
EUR	13,338,712	USD	15,746,612	Bank of America N.A.	03/18/26	(18,101)
EUR	1,614,155	USD	1,910,124	Barclays Bank PLC	03/18/26	(6,773)
EUR	482,624	USD	571,521	Morgan Stanley & Co. International PLC	03/18/26	(2,428)
EUR	2,588,081	USD	3,054,225	The Bank of New York Mellon	03/18/26	(2,456)
JPY	32,635,261	USD	210,176	Deutsche Bank AG	03/18/26	(537)
JPY	1,256,578,857	USD	8,093,786	UBS AG	03/18/26	(21,892)
USD	5,331,001	AUD	8,018,907	UBS AG	03/18/26	(20,860)
USD	1,559,843	CAD	2,148,365	Morgan Stanley & Co. International PLC	03/18/26	(10,491)
USD	1,108,688	CHF	880,736	Morgan Stanley & Co. International PLC	03/18/26	(11,676)
USD	16,758,173	DKK	106,785,046	Deutsche Bank AG	03/18/26	(114,079)
USD	2,950,368	EUR	2,520,705	Deutsche Bank AG	03/18/26	(21,954)
USD	5,934,269	EUR	5,067,853	Deutsche Bank AG	03/18/26	(41,554)
USD	859,291	EUR	734,817	JPMorgan Chase Bank N.A.	03/18/26	(7,177)
USD	209,594	EUR	179,515	Morgan Stanley & Co. International PLC	03/18/26	(2,083)
USD	113,378,913	EUR	96,501,315	Societe Generale	03/18/26	(411,838)
USD	135,680,395	EUR	115,482,996	Societe Generale	03/18/26	(492,846)
USD	186,670	GBP	139,610	JPMorgan Chase Bank N.A.	03/18/26	(1,483)
USD	44,841,468	GBP	33,635,542	JPMorgan Chase Bank N.A.	03/18/26	(489,270)
USD	1,947,670	GBP	1,460,910	Morgan Stanley & Co. International PLC	03/18/26	(21,203)
USD	2,101,314	KRW	3,065,145,008	Societe Generale	03/18/26	(26,848)
USD	1,261,975	SEK	11,680,252	Deutsche Bank AG	03/18/26	(11,533)
IDR	14,481,001,656	USD	866,234	BNP Paribas SA	03/25/26	(857)
						(1,749,205)
						$ (998,197)
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	226	01/02/26	USD	609.00	USD	13,883	$ 133,913
SPDR S&P 500 ETF Trust	282	01/02/26	USD	690.00	USD	19,230	706
SPDR S&P 500 ETF Trust	562	01/09/26	USD	693.00	USD	38,324	43,673
Alphabet, Inc., Class C	241	01/16/26	USD	340.00	USD	7,563	10,363
Apple, Inc.	269	01/16/26	USD	285.00	USD	7,313	11,971
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Apple, Inc.	35	01/16/26	USD	280.00	USD	952	$ 4,165
Bank of America Corp.	386	01/16/26	USD	55.00	USD	2,123	52,689
Carrier Global Corp.	141	01/16/26	USD	65.00	USD	745	1,058
Delta Air Lines, Inc.	581	01/16/26	USD	70.00	USD	4,032	146,702
Euro Stoxx Banks	394	01/16/26	EUR	260.00	EUR	5,186	177,109
Goldman Sachs Group, Inc.	5	01/16/26	USD	870.00	USD	440	14,075
iShares Russell 2000 ETF	177	01/16/26	USD	250.00	USD	4,357	36,662
Netflix, Inc.	35	01/16/26	USD	122.00	USD	328	88
NVIDIA Corp.	240	01/16/26	USD	195.00	USD	4,476	51,360
SPDR Gold Shares(a)	659	01/16/26	USD	390.00	USD	26,117	771,639
SPDR Gold Shares(a)	386	01/16/26	USD	405.00	USD	15,298	166,583
State Street SPDR S&P Regional Banking ETF	432	01/16/26	USD	70.00	USD	2,800	8,173
Walmart, Inc.	153	01/16/26	USD	115.00	USD	1,705	8,721
Walt Disney Co.	29	01/16/26	USD	110.00	USD	330	13,195
Alphabet, Inc., Class C	194	02/20/26	USD	340.00	USD	6,088	132,405
Amazon.com, Inc.	242	02/20/26	USD	240.00	USD	5,586	200,255
Amazon.com, Inc.	43	02/20/26	USD	255.00	USD	993	16,340
Apple, Inc.	145	02/20/26	USD	290.00	USD	3,942	41,180
Citigroup, Inc.	241	02/20/26	USD	120.00	USD	2,812	84,350
Fifth Third Bancorp	233	02/20/26	USD	50.00	USD	1,091	13,980
Goldman Sachs Group, Inc.	7	02/20/26	USD	865.00	USD	615	32,217
JPMorgan Chase & Co.	96	02/20/26	USD	325.00	USD	3,093	96,000
Meta Platforms, Inc., Class A	51	02/20/26	USD	670.00	USD	3,366	158,482
Microsoft Corp.	80	02/20/26	USD	510.00	USD	3,869	71,600
Rockwell Automation, Inc.	23	02/20/26	USD	410.00	USD	895	25,070
SPDR Gold Shares(a)	766	02/20/26	USD	390.00	USD	30,357	1,337,551
Tesla, Inc.	65	02/20/26	USD	450.00	USD	2,923	214,662
Tesla, Inc.	31	02/20/26	USD	480.00	USD	1,394	65,487
Vertiv Holdings Co., Class A	43	02/20/26	USD	200.00	USD	697	14,298
Broadcom, Inc.	87	03/20/26	USD	430.00	USD	3,011	65,032
Citigroup, Inc.	59	03/20/26	USD	110.00	USD	688	62,392
Delta Air Lines, Inc.	43	03/20/26	USD	75.00	USD	298	12,857
NVIDIA Corp.	170	03/20/26	USD	200.00	USD	3,171	169,150
SPDR Gold Shares(a)	193	03/20/26	USD	420.00	USD	7,649	171,092
United Airlines Holdings, Inc.	31	03/20/26	USD	120.00	USD	347	19,763
							$ 4,657,008

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 02/07/36	1-day SOFR, 3.87%	Annual	3.57%	Annual	Deutsche Bank AG	02/05/26	3.57%	USD	2,732	$ 3,242
30-Year Interest Rate Swap, 02/07/56	1-day SOFR, 3.87%	Annual	3.77%	Annual	Deutsche Bank AG	02/05/26	3.77	USD	1,819	1,052
10-Year Interest Rate Swap, 02/08/36	1-day SOFR, 3.87%	Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	02/06/26	3.45	USD	1,994	962
5-Year Interest Rate Swap, 02/08/31	1-day SOFR, 3.87%	Annual	3.15%	Annual	JPMorgan Chase Bank N.A.	02/06/26	3.15	USD	3,175	1,682
30-Year Interest Rate Swap, 05/02/56	1-day SOFR, 3.87%	Annual	3.55%	Annual	Bank of America N.A.	04/30/26	3.55	USD	6,966	15,694
1-Year Interest Rate Swap, 06/10/27	1-day SOFR, 3.87%	Annual	3.00%	Annual	Goldman Sachs International	06/08/26	3.00	USD	33,774	35,236
										$ 57,868

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	226	01/02/26	USD	621.00	USD	13,883	$ (4,778)
SPDR S&P 500 ETF Trust	282	01/02/26	USD	698.00	USD	19,230	(1)
SPDR S&P 500 ETF Trust	562	01/09/26	USD	701.00	USD	38,324	(3,634)
Alphabet, Inc., Class C	28	01/16/26	USD	330.00	USD	879	(3,850)
Apollo Global Management, Inc.	18	01/16/26	USD	145.00	USD	261	(5,445)
Apple, Inc.	49	01/16/26	USD	270.00	USD	1,332	(26,950)
Bank of America Corp.	386	01/16/26	USD	60.00	USD	2,123	(3,667)
Broadcom, Inc.	26	01/16/26	USD	380.00	USD	900	(4,225)
Cameco Corp.	30	01/16/26	USD	95.00	USD	274	(5,865)
Cisco Systems, Inc.	57	01/16/26	USD	80.00	USD	439	(1,083)
Citigroup, Inc.	73	01/16/26	USD	110.00	USD	852	(57,122)
CRH PLC	25	01/16/26	USD	135.00	USD	312	(2,250)
Delta Air Lines, Inc.	581	01/16/26	USD	80.00	USD	4,032	(9,296)
Eli Lilly & Co.	9	01/16/26	USD	900.00	USD	967	(160,650)
Freeport-McMoRan, Inc.	99	01/16/26	USD	50.00	USD	503	(19,750)
Hilton Worldwide Holdings, Inc.	15	01/16/26	USD	300.00	USD	431	(1,688)
Intuitive Surgical, Inc.	4	01/16/26	USD	575.00	USD	227	(5,780)
iShares iBoxx $ High Yield Corporate Bond ETF	493	01/16/26	USD	81.00	USD	3,975	(3,794)
iShares Russell 2000 ETF	177	01/16/26	USD	270.00	USD	4,357	(577)
McKesson Corp.	5	01/16/26	USD	840.00	USD	410	(4,100)
McKesson Corp.	5	01/16/26	USD	940.00	USD	410	(2,400)
Medtronic PLC	42	01/16/26	USD	105.00	USD	403	(168)
Micron Technology, Inc.	17	01/16/26	USD	155.00	USD	485	(222,190)
NVIDIA Corp.	194	01/16/26	USD	205.00	USD	3,618	(10,088)
SPDR Gold Shares(a)	196	01/16/26	USD	395.00	USD	7,768	(170,703)
SPDR Gold Shares(a)	450	01/16/26	USD	430.00	USD	17,834	(21,619)
State Street SPDR S&P Regional Banking ETF	432	01/16/26	USD	77.00	USD	2,800	(391)
Tesla, Inc.	10	01/16/26	USD	480.00	USD	450	(5,400)
Tesla, Inc.	5	01/16/26	USD	500.00	USD	225	(1,320)
Trane Technologies PLC	10	01/16/26	USD	480.00	USD	389	(2,150)
Alphabet, Inc., Class C	263	02/20/26	USD	370.00	USD	8,253	(50,627)
Alphabet, Inc., Class C	31	02/20/26	USD	345.00	USD	973	(17,437)
Citigroup, Inc.	241	02/20/26	USD	130.00	USD	2,812	(22,895)
Delta Air Lines, Inc.	175	02/20/26	USD	80.00	USD	1,215	(15,925)
Euro Stoxx Banks	56	02/20/26	EUR	270.00	EUR	737	(21,224)
iShares iBoxx $ High Yield Corporate Bond ETF	329	02/20/26	USD	82.00	USD	2,653	(611)
JPMorgan Chase & Co.	96	02/20/26	USD	355.00	USD	3,093	(12,672)
Meta Platforms, Inc., Class A	51	02/20/26	USD	750.00	USD	3,366	(41,182)
SPDR Gold Shares(a)	1,532	02/20/26	USD	420.00	USD	60,715	(862,121)
Tesla, Inc.	65	02/20/26	USD	550.00	USD	2,923	(47,450)
Tesla, Inc.	31	02/20/26	USD	560.00	USD	1,394	(19,685)
Vertiv Holdings Co., Class A	43	02/20/26	USD	250.00	USD	697	(4,021)
							(1,876,784)
Put
Boston Scientific Corp.	41	01/16/26	USD	90.00	USD	391	(1,640)
Carrier Global Corp.	141	01/16/26	USD	50.00	USD	745	(3,878)
Costco Wholesale Corp.	5	01/16/26	USD	840.00	USD	431	(2,175)
Delta Air Lines, Inc.	336	01/16/26	USD	57.50	USD	2,332	(7,560)
State Street SPDR S&P Regional Banking ETF	240	01/16/26	USD	61.00	USD	1,555	(9,432)
Walt Disney Co.	29	01/16/26	USD	100.00	USD	330	(73)
Alphabet, Inc., Class C	194	02/20/26	USD	290.00	USD	6,088	(123,675)
Amazon.com, Inc.	242	02/20/26	USD	205.00	USD	5,586	(68,970)
Amazon.com, Inc.	43	02/20/26	USD	215.00	USD	993	(21,715)
Apple, Inc.	145	02/20/26	USD	245.00	USD	3,942	(27,332)
Fifth Third Bancorp	233	02/20/26	USD	43.00	USD	1,091	(12,815)
Goldman Sachs Group, Inc.	7	02/20/26	USD	770.00	USD	615	(3,973)
iShares iBoxx $ High Yield Corporate Bond ETF	329	02/20/26	USD	78.00	USD	2,653	(4,536)
Microsoft Corp.	80	02/20/26	USD	440.00	USD	3,869	(37,200)
Rockwell Automation, Inc.	23	02/20/26	USD	330.00	USD	895	(4,025)
SPDR Gold Shares(a)	259	02/20/26	USD	370.00	USD	10,264	(80,737)
Tesla, Inc.	65	02/20/26	USD	350.00	USD	2,923	(23,400)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Tesla, Inc.	31	02/20/26	USD	360.00	USD	1,394	$ (14,027)
Vertiv Holdings Co., Class A	43	02/20/26	USD	140.00	USD	697	(21,500)
Broadcom, Inc.	87	03/20/26	USD	310.00	USD	3,011	(125,932)
Citigroup, Inc.	59	03/20/26	USD	95.00	USD	688	(5,340)
Delta Air Lines, Inc.	43	03/20/26	USD	60.00	USD	298	(6,815)
NVIDIA Corp.	242	03/20/26	USD	145.00	USD	4,513	(58,564)
SPDR Gold Shares(a)	193	03/20/26	USD	375.00	USD	7,649	(115,484)
United Airlines Holdings, Inc.	31	03/20/26	USD	85.00	USD	347	(4,108)
Broadcom, Inc.	48	09/18/26	USD	280.00	USD	1,661	(111,960)
NVIDIA Corp.	77	09/18/26	USD	150.00	USD	1,436	(83,545)
							(980,411)
							$ (2,857,195)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap, 02/19/36	3.60%	Annual	1-day SOFR, 3.87%	Annual	JPMorgan Chase Bank N.A.	02/17/26	3.60%	USD	3,526	$ (7,910)
10-Year Interest Rate Swap, 02/20/36	3.40%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	02/18/26	3.40	USD	5,300	(3,334)
10-Year Interest Rate Swap, 02/27/36	3.25%	Annual	1-day SOFR, 3.87%	Annual	Goldman Sachs International	02/25/26	3.25	USD	5,594	(1,892)
5-Year Interest Rate Swap, 02/27/31	2.90%	Annual	1-day SOFR, 3.87%	Annual	Goldman Sachs International	02/25/26	2.90	USD	10,415	(3,069)
30-Year Interest Rate Swap, 03/04/56	4.20%	Annual	1-day SONIA, 3.73%	Annual	Goldman Sachs International	03/04/26	4.20	GBP	1,075	(9,276)
10-Year Interest Rate Swap, 03/13/36	3.50%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	03/11/26	3.50	USD	5,328	(11,238)
30-Year Interest Rate Swap, 05/02/56	3.25%	Annual	1-day SOFR, 3.87%	Annual	Bank of America N.A.	04/30/26	3.25	USD	6,966	(4,674)
1-Year Interest Rate Swap, 06/10/27	2.50%	Annual	1-day SOFR, 3.87%	Annual	Goldman Sachs International	06/08/26	2.50	USD	33,774	(11,079)
10-Year Interest Rate Swap, 12/18/36	3.20%	Annual	1-day SOFR, 3.87%	Annual	Citibank N.A.	12/16/26	3.20	USD	2,652	(15,785)
										(68,257)
Put
10-Year Interest Rate Swap, 02/04/36	1-day SOFR, 3.87%	Annual	3.96%	Annual	Bank of America N.A.	02/02/26	3.96	USD	4,792	(9,084)
30-Year Interest Rate Swap, 02/04/56	1-day SOFR, 3.87%	Annual	4.30%	Annual	Goldman Sachs International	02/02/26	4.30	USD	2,119	(9,369)
10-Year Interest Rate Swap, 02/19/36	1-day SOFR, 3.87%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	02/17/26	4.00	USD	3,526	(8,297)
2-Year Interest Rate Swap, 02/22/28	1-day SOFR, 3.87%	Annual	3.58%	Annual	Bank of America N.A.	02/20/26	3.58	USD	12,059	(2,404)
10-Year Interest Rate Swap, 04/25/36	6-mo. EURIBOR, 2.11%	Semi-Annual	2.94%	Annual	JPMorgan Chase Bank N.A.	04/23/26	2.94	EUR	6,708	(101,547)
10-Year Interest Rate Swap, 04/25/36	1-day SOFR, 3.87%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	04/23/26	4.00	USD	6,320	(44,018)
1-Year Interest Rate Swap, 06/10/27	1-day SOFR, 3.87%	Annual	3.50%	Annual	Goldman Sachs International	06/08/26	3.50	USD	33,774	(21,759)
10-Year Interest Rate Swap, 12/18/36	1-day SOFR, 3.87%	Annual	4.60%	Annual	Citibank N.A.	12/16/26	4.60	USD	2,652	(19,597)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Written (continued)
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put (continued)
2-Year Interest Rate Swap, 09/22/29	1-day SOFR, 3.87%	Annual	4.30%	Annual	Goldman Sachs International	09/20/27	4.30%	USD	36,643	$ (99,211)
2-Year Interest Rate Swap, 12/10/29	1-day SOFR, 3.87%	Annual	4.00%	Annual	Deutsche Bank AG	12/08/27	4.00	USD	14,220	(66,539)
2-Year Interest Rate Swap, 12/18/29	1-day SOFR, 3.87%	Annual	4.50%	Annual	Deutsche Bank AG	12/16/27	4.50	USD	21,393	(57,157)
										(438,982)
										$ (507,239)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	USD	4,266	$ (344,462)	$ (267,527)	$ (76,935)
CDX.NA.HY.45.V1	5.00	Quarterly	12/20/30	USD	1,433	(111,313)	(94,625)	(16,688)
						$ (455,775)	$ (362,152)	$ (93,623)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B-	USD	3,316	$ 250,835	$ 62,739	$ 188,096
Ardagh Packaging Finance PLC	5.00	Quarterly	12/20/29	NR	EUR	98	(67,681)	(1,386)	(66,295)
iTraxx.XO.42.V4	5.00	Quarterly	12/20/29	B-	EUR	7,043	851,465	535,559	315,906
Ardagh Packaging Finance PLC	5.00	Quarterly	06/20/30	NR	EUR	13	(8,929)	(183)	(8,746)
iTraxx.XO.43.V3	5.00	Quarterly	06/20/30	B-	EUR	942	126,943	83,275	43,668
							$ 1,152,633	$ 680,004	$ 472,629

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.68%	At Termination	1-day FEDL, 3.64%	At Termination	N/A	01/28/26	USD	60,720	$ (2,759)	$ 38	$ (2,797)
3.79%	At Termination	1-day FEDL, 3.64%	At Termination	N/A	01/28/26	USD	121,704	(23,566)	77	(23,643)
0.28%	Annual	Tokyo Overnight Average Rate, 0.73%	Annual	N/A	03/09/26	JPY	2,930,801	48,126	9	48,117
1-day SOFR, 3.87%	Annual	4.40%	Annual	N/A	04/08/26	USD	21,824	57,364	13	57,351
1-day SOFR, 3.87%	Annual	4.45%	Annual	N/A	04/09/26	USD	7,990	25,215	5	25,210
1-day SOFR, 3.87%	Annual	4.05%	Annual	N/A	04/18/26	USD	12,579	(8,292)	9	(8,301)
1-day SOFR, 3.87%	Annual	4.30%	Annual	N/A	04/24/26	USD	15,182	30,144	11	30,133
1-day SOFR, 3.87%	Annual	4.50%	Annual	N/A	05/08/26	USD	12,488	54,018	10	54,008
1-day SOFR, 3.87%	Annual	4.35%	Annual	N/A	07/22/26	USD	5,619	26,550	7	26,543
1-day SOFR, 3.87%	At Termination	4.17%	At Termination	N/A	10/23/26	USD	9,509	53,819	14	53,805
1-day SOFR, 3.87%	At Termination	4.21%	At Termination	N/A	10/27/26	USD	18,989	117,745	28	117,717
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	10/28/26	USD	19,216	79,490	36	79,454
1-day SOFR, 3.87%	Annual	4.07%	Annual	N/A	01/14/27	USD	18,545	73,849	45	73,804
1-day SOFR, 3.87%	Annual	3.47%	Annual	N/A	03/10/27	USD	4,700	(28,243)	17	(28,260)
1-day MIBOR, 5.67%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	103,211	14,789	8	14,781
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day SOFR, 3.87%	Annual	4.10%	Annual	N/A	05/30/27	USD	15,272	$ 139,266	$ 48	$ 139,218
1-day SOFR, 3.87%	Annual	4.15%	Annual	N/A	05/30/27	USD	15,272	154,260	51	154,209
1-day SOFR, 3.87%	Annual	3.30%	Annual	N/A	10/23/27	USD	3,403	(6,031)	14	(6,045)
1-day SOFR, 3.87%	Annual	4.20%	Annual	N/A	10/23/27	USD	4,949	77,960	20	77,940
1-day SOFR, 3.87%	Annual	3.92%	Annual	N/A	11/03/27	USD	2,364	25,178	10	25,168
1-day SOFR, 3.87%	Annual	3.95%	Annual	N/A	11/03/27	USD	2,364	26,555	10	26,545
1-day SOFR, 3.87%	Annual	3.99%	Annual	N/A	11/03/27	USD	4,728	56,323	20	56,303
1-day SOFR, 3.87%	Annual	4.07%	Annual	N/A	11/03/27	USD	9,541	129,442	40	129,402
1-day SOFR, 3.87%	Annual	3.86%	Annual	N/A	11/10/27	USD	9,919	95,927	42	95,885
1-day SOFR, 3.87%	At Termination	3.23%	At Termination	12/11/26 (a)	12/11/27	USD	16,742	6,872	30	6,842
1-day SOFR, 3.87%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	13,665	47,295	59	47,236
3.45%	Annual	1-day SOFR, 3.87%	Annual	N/A	01/26/28	USD	11,825	(33,329)	51	(33,380)
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/26/28	USD	11,825	158,486	51	158,435
3.27%	Annual	1-day SOFR, 3.87%	Annual	02/05/26 (a)	02/05/28	USD	11,933	5,396	52	5,344
1-day SOFR, 3.87%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	11,933	132,618	52	132,566
1-day SONIA, 3.73%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,370	305,448	(10)	305,458
1-day SOFR, 3.87%	Annual	3.50%	Annual	N/A	08/20/28	USD	11,416	21,807	45	21,762
1-day SOFR, 3.87%	Annual	4.42%	Annual	N/A	10/02/28	USD	135,611	4,005,669	18,555	3,987,114
1-day SOFR, 3.87%	Annual	4.40%	Annual	N/A	10/31/28	USD	6,490	191,386	36	191,350
1-day SONIA, 3.73%	Annual	4.12%	Annual	N/A	11/17/28	GBP	3,004	65,974	84	65,890
1-day SONIA, 3.73%	Annual	4.12%	Annual	N/A	11/21/28	GBP	3,004	66,213	86	66,127
1-day SOFR, 3.87%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,109	(13,291)	96	(13,387)
6-mo. EURIBOR, 2.11%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	7,713	323,240	53	323,187
1-day MIBOR, 5.67%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	31,938	6,179	4	6,175
1-day MIBOR, 5.67%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	39,035	8,071	5	8,066
1-day SOFR, 3.87%	Annual	3.79%	Annual	N/A	03/29/29	USD	17,015	160,938	103	160,835
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/08/29	USD	10,561	187,141	66	187,075
1-day SOFR, 3.87%	Annual	4.05%	Annual	N/A	04/09/29	USD	7,990	156,998	50	156,948
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/18/29	USD	12,580	225,505	80	225,425
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	04/24/29	USD	6,326	114,361	40	114,321
6-mo. EURIBOR, 2.11%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	8,865	323,182	63	323,119
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	05/06/29	USD	12,652	232,375	81	232,294
6-mo. EURIBOR, 2.11%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	6,519	220,767	50	220,717
1-day SOFR, 3.87%	Annual	3.66%	Annual	N/A	10/10/29	USD	6,443	56,773	47	56,726
1-day TIIEFONDEO, 7.30%	Monthly	9.04%	Monthly	N/A	11/14/29	MXN	81,548	227,953	29	227,924
1-day SONIA, 3.73%	Annual	4.00%	Annual	N/A	01/16/30	GBP	6,913	116,018	199	115,819
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/23/30	USD	6,913	134,259	54	134,205
1-day SOFR, 3.87%	Annual	3.23%	Annual	N/A	02/19/30	USD	7,173	(119,744)	57	(119,801)
1-day SOFR, 3.87%	Annual	3.90%	Annual	N/A	02/24/30	USD	12,279	188,132	98	188,034
6-mo. EURIBOR, 2.11%	Semi-Annual	2.20%	Annual	N/A	06/04/30	EUR	1,506	(4,576)	15	(4,591)
1-day SOFR, 3.87%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	6,701	(190,566)	62	(190,628)
1-day SOFR, 3.87%	Annual	4.31%	Annual	N/A	09/29/33	USD	26,166	1,157,934	1,835	1,156,099
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/12/34	USD	4,817	90,423	64	90,359
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	01/17/34	USD	1,389	26,080	18	26,062
1-day MIBOR, 5.67%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	13,127	2,648	3	2,645
1-day MIBOR, 5.67%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	13,127	2,744	3	2,741
1-day SOFR, 3.87%	Annual	3.66%	Annual	N/A	10/10/34	USD	4,339	(27,316)	64	(27,380)
1-day SOFR, 3.87%	Annual	3.67%	Annual	N/A	12/26/34	USD	7,165	(41,552)	108	(41,660)
1-day SOFR, 3.87%	Annual	3.70%	Annual	N/A	01/06/35	USD	5,610	(55,980)	85	(56,065)
1-day SOFR, 3.87%	Annual	3.75%	Annual	N/A	03/27/35	USD	5,561	(25,195)	86	(25,281)
1-day SOFR, 3.87%	Annual	3.75%	Annual	N/A	07/09/35	USD	2,731	(11,016)	42	(11,058)
3.46%	Annual	1-day SOFR, 3.87%	Annual	12/15/26 (a)	12/15/36	USD	4,824	177,048	80	176,968
3.65%	Annual	1-day SOFR, 3.87%	Annual	N/A	11/03/53	USD	2,577	232,066	80	231,986
1-day SOFR, 3.87%	Annual	4.00%	Annual	N/A	11/03/53	USD	2,577	(81,120)	80	(81,200)
1-day SONIA, 3.73%	Annual	4.10%	Annual	N/A	11/07/54	GBP	2,400	(191,073)	11,251	(202,324)
1-day SONIA, 3.73%	Annual	4.45%	Annual	N/A	12/04/55	GBP	1,075	(1,137)	32	(1,169)
								$ 9,799,233	$ 34,756	$ 9,764,477

(a)	Forward Swap.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TIM S.p.A.	1.00%	Quarterly	Goldman Sachs International	12/20/29	EUR	190	$ (1,257)	$ 7,584	$ (8,841)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice France SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	CCC+	EUR	336	$ 12,482	$ 8,172	$ 4,310
ZF Europe Finance B.V.	5.00	Quarterly	Deutsche Bank AG	12/20/28	BB-	EUR	156	13,470	11,216	2,254
iTraxx.XO.42 10-20%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	310	18,624	19,734	(1,110)
iTraxx.XO.42 10-20%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	310	18,624	20,203	(1,579)
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	682	106,759	85,279	21,480
Eutelsat S.A.	5.00	Quarterly	BNP Paribas SA	12/20/30	NR	EUR	154	33,211	19,849	13,362
Eutelsat S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	NR	EUR	198	42,711	26,713	15,998
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	BB-	EUR	107	14,607	10,348	4,259
								$ 260,488	$ 201,514	$ 58,974

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day BZDIOVER, 0.06%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	$ (288,920)	$ —	$ (288,920)
1-day BZDIOVER, 0.06%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(296,871)	—	(296,871)
1-day BZDIOVER, 0.06%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	(299,797)	—	(299,797)
1-day BZDIOVER, 0.06%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(292,627)	—	(292,627)
1-day BZDIOVER, 0.06%	At Termination	12.95%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	6,346	(16,543)	—	(16,543)
1-day BZDIOVER, 0.06%	At Termination	13.00%	At Termination	Barclays Bank PLC	N/A	01/02/29	BRL	11,362	(25,755)	—	(25,755)
1-day BZDIOVER, 0.06%	At Termination	13.00%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	7,385	(16,741)	—	(16,741)
1-day BZDIOVER, 0.06%	At Termination	13.12%	At Termination	Bank of America N.A.	N/A	01/02/29	BRL	29,662	(46,110)	—	(46,110)
									$ (1,283,364)	$ —	$ (1,283,364)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	1-day SOFR minus 0.45%, 3.87%	At Termination	Citibank N.A.	N/A	03/20/26	USD	2,745	$ (8,630)	$ —	$ (8,630)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.30%, 3.87%	At Termination	Goldman Sachs International	N/A	03/20/26	USD	7,422	(2,135)	—	(2,135)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	1-day SOFR minus 0.30%, 3.87%	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	5,794	(1,666)	—	(1,666)
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/26	USD	4,356	13,030	—	13,030
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	2,304	6,893	—	6,893
1-day SOFR plus 0.10%, 3.87%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	1,863	5,573	—	5,573
1-day SOFR plus 0.25%, 3.87%	At Termination	iShares Broad USD High Yield Corporate Bond ETF	At Termination	BNP Paribas SA	N/A	03/20/26	USD	2,545	8,176	—	8,176
									$ 21,241	$ —	$ 21,241
Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 716,339	$ (363,731)	$ 11,189,117	$ (1,045,634)	$ —
OTC Swaps	209,098	—	95,335	(1,307,325)	—
Options Written	N/A	(3,662,553)	1,085,691	(787,572)	(3,364,434)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 638,105	$ —	$ 252,240	$ —	$ 890,345
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	751,008	—	—	751,008
Options purchased Investments at value — unaffiliated(b)	—	—	4,657,008	—	57,868	—	4,714,876
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	547,670	—	—	10,641,447	—	11,189,117
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	270,761	33,672	—	—	—	304,433
	$ —	$ 818,431	$ 5,328,785	$ 751,008	$ 10,951,555	$ —	$ 17,849,779

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 218,574	$ —	$ 319,330	$ —	$ 537,904
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,749,205	—	—	1,749,205
Options written Options written at value	—	—	2,857,195	—	507,239	—	3,364,434
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	168,664	—	—	876,970	—	1,045,634
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	11,530	12,431	—	1,283,364	—	1,307,325
	$ —	$ 180,194	$ 3,088,200	$ 1,749,205	$ 2,986,903	$ —	$ 8,004,502

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2025, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ 4,895	$ —	$ 7,940,215	$ —	$ 209,900	$ —	$ 8,155,010
Forward foreign currency exchange contracts	—	—	—	(24,039,372)	—	—	(24,039,372)
Options purchased(a)	—	(9,578)	(2,773,430)	—	(1,011,519)	—	(3,794,527)
Options written	—	255	10,340,238	—	2,234,073	—	12,574,566
Swaps	—	394,512	(132,214)	—	(175,556)	—	86,742
	$ 4,895	$ 385,189	$ 15,374,809	$ (24,039,372)	$ 1,256,898	$ —	$ (7,017,581)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ 5,683,114	$ —	$ (95,023)	$ —	$ 5,588,091
Forward foreign currency exchange contracts	—	—	—	(5,126,628)	—	—	(5,126,628)
Options purchased(b)	—	—	974,395	—	164,027	—	1,138,422
Options written	—	—	342,495	—	90,046	—	432,541
Swaps	—	241,095	(11,335)	—	7,424,099	—	7,653,859
	$ —	$ 241,095	$ 6,988,669	$ (5,126,628)	$ 7,583,149	$ —	$ 9,686,285

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$321,277,135
Average notional value of contracts — short	116,046,679
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	386,991,759
Average amounts sold — in USD	43,786,655
Options:
Average value of option contracts purchased	4,992,937
Average value of option contracts written	3,397,337
Average notional value of swaption contracts purchased	60,198,652
Average notional value of swaption contracts written	247,020,767
Credit default swaps:
Average notional value — buy protection	2,745,154
Average notional value — sell protection	14,370,466
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)
Interest rate swaps:
Average notional value — pays fixed rate	$96,370,127
Average notional value — receives fixed rate	782,485,068
Total return swaps:
Average notional value	25,642,156
Equity swaps:
Average notional value — short	— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 601,917	$ —
Forward foreign currency exchange contracts	751,008	1,749,205
Options	4,714,876 (a)	3,364,434
Swaps — centrally cleared	—	431,572
Swaps — OTC(b)	304,433	1,307,325
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	6,372,234	6,852,536
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,258,925)	(3,288,767)
Total derivative assets and liabilities subject to an MNA	$ 1,113,309	$ 3,563,769

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 15,694	$ (15,694)	$ —	$ —	$ —
Barclays Bank PLC	682	(682)	—	—	—
BNP Paribas SA	235,203	(3,546)	—	—	231,657
Citibank N.A.	72,083	(72,083)	—	—	—
Deutsche Bank AG	74,879	(74,879)	—	—	—
Goldman Sachs International	85,580	(85,580)	—	—	—
JPMorgan Chase Bank N.A.	87,024	(87,024)	—	—	—
Morgan Stanley & Co. International PLC	396,841	(340,508)	—	—	56,333
Societe Generale	50,291	(50,291)	—	—	—
Standard Chartered Bank	48,538	(2,743)	—	—	45,795
The Bank of New York Mellon	22,664	(2,456)	—	—	20,208
UBS AG	23,830	(23,830)	—	—	—
	$ 1,113,309	$ (759,316)	$ —	$ —	$ 353,993

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 413,454	$ (15,694)	$ —	$ (397,760)	$ —
Barclays Bank PLC	32,528	(682)	—	—	31,846
BNP Paribas SA	3,546	(3,546)	—	—	—
Citibank N.A.	355,455	(72,083)	—	(271,000)	12,372

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Deutsche Bank AG	$ 313,353	$ (74,879)	$ —	$ —	$ 238,474
Goldman Sachs International	175,154	(85,580)	—	—	89,574
JPMorgan Chase Bank N.A.	950,288	(87,024)	—	(290,000)	573,264
Morgan Stanley & Co. International PLC	340,508	(340,508)	—	—	—
Societe Generale	931,532	(50,291)	—	—	881,241
Standard Chartered Bank	2,743	(2,743)	—	—	—
The Bank of New York Mellon	2,456	(2,456)	—	—	—
UBS AG	42,752	(23,830)	—	—	18,922
	$ 3,563,769	$ (759,316)	$ —	$ (958,760)	$ 1,845,693

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 51,915,092	$ —	$ 51,915,092
Common Stocks
Canada	14,091,636	—	—	14,091,636
China	171,499	10,536,882	—	10,708,381
Denmark	—	9,340,595	—	9,340,595
France	2,878,480	74,024,621	—	76,903,101
Germany	—	4,020,073	—	4,020,073
India	—	794,978	—	794,978
Israel	—	—	3,142	3,142
Italy	—	32,470,284	—	32,470,284
Netherlands	—	33,248,802	—	33,248,802
Norway	567,120	—	—	567,120
South Korea	—	956,025	—	956,025
Spain	—	1,157,447	—	1,157,447
Sweden	—	—	—	—
Taiwan	37,730,071	884,830	—	38,614,901
United Kingdom	558,013	28,864,380	176,886	29,599,279
United States	851,714,364	1,039,221	4,420,428	857,174,013
Corporate Bonds	—	181,218,874	28,423,226	209,642,100
Fixed Rate Loan Interests	—	—	3,086,195	3,086,195
Floating Rate Loan Interests	—	30,765,065	19,251,719	50,016,784
Investment Companies	51,805,490	—	—	51,805,490
Municipal Bonds	—	2,688,789	—	2,688,789
Non-Agency Mortgage-Backed Securities	—	26,085,882	—	26,085,882
Preferred Securities
Capital Trusts	—	8,406,901	—	8,406,901
Preferred Stocks	—	—	26,498,385	26,498,385
U.S. Government Sponsored Agency Securities	—	158,434,356	—	158,434,356
Warrants	—	373	2,094,707	2,095,080
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 24,786,996	$ —	$ —	$ 24,786,996
Options Purchased
Equity Contracts	4,657,008	—	—	4,657,008
Interest Rate Contracts	—	57,868	—	57,868
Liabilities
Investments
TBA Sale Commitments	—	(21,512,040)	—	(21,512,040)
Unfunded Floating Rate Loan Interests(a)	—	—	(10,432)	(10,432)
	$ 988,960,677	$ 635,399,298	$ 83,944,256	$ 1,708,304,231
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 609,333	$ —	$ 609,333
Equity Contracts	634,383	37,394	—	671,777
Foreign Currency Exchange Contracts	—	751,008	—	751,008
Interest Rate Contracts	252,240	10,641,447	—	10,893,687
Liabilities
Credit Contracts	—	(180,194)	—	(180,194)
Equity Contracts	(3,028,403)	(59,797)	—	(3,088,200)
Foreign Currency Exchange Contracts	—	(1,749,205)	—	(1,749,205)
Interest Rate Contracts	(319,330)	(2,667,573)	—	(2,986,903)
	$ (2,461,110)	$ 7,382,413	$ —	$ 4,921,303

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interest
Assets/Liabilities
Opening balance, as of December 31, 2024	$ —	$ 4,762,535	$ 41,318,921	$ 4,051,489	$ 24,162,482	$ 38,482,155	$ (6,140)
Transfers into Level 3(a)	2,525	—	—	—	—	—	—
Transfers out of Level 3(b)	—	—	—	—	(1,195,564)	—	—
Accrued discounts/premiums	20,309	—	115,660	8,629	40,037	—	—
Net realized gain (loss)	—	(18)	(924,554)	8,698	247,212	(3,688,440)	—
Net change in unrealized appreciation (depreciation)(c)(d)	(22,834)	(3,155,695)	(7,334,037)	52,632	(174,370)	(3,374,597)	(4,292)
Purchases	—	3,836,684	11,664,669	2,414	7,951,969	6,835,356	—
Sales	—	(843,050)	(16,417,433)	(1,037,667)	(11,780,047)	(11,756,089)	—
Closing balance, as of December 31, 2025	$ —	$ 4,600,456	$ 28,423,226	$ 3,086,195	$ 19,251,719	$ 26,498,385	$ (10,432)
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ (22,834)	$ (3,155,695)	$ (6,762,198)	$ 52,632	$ (254,604)	$ (4,396,466)	$ (6,435)

	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 2,476,096	$ 115,247,538
Transfers into Level 3(a)	—	2,525
Transfers out of Level 3(b)	—	(1,195,564)
Accrued discounts/premiums	—	184,635
Net realized gain (loss)	—	(4,357,102)
Net change in unrealized appreciation (depreciation)(c)(d)	(381,389)	(14,394,582)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock ESG Capital Allocation Term Trust (ECAT)

	Warrants	Total
Purchases	$ —	$ 30,291,092
Sales	—	(41,834,286)
Closing balance, as of December 31, 2025	$ 2,094,707	$ 83,944,256
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(d)	$ (354,017)	$ (14,899,617)

(a)
As of December 31, 2024, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2024, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $2,870,971.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$4,600,453	Market	Revenue Multiple	2.61x - 4.50x	4.32x
			EBITDA	10.25x	—
			Gross Profit Multiple	7.25x	—
			Volatility	56%	—
			Time to Exit	5.0 years	—
		Income	Discount Rate	15%	—

Corporate Bonds	26,430,424	Income	Discount Rate	10% - 15%	12%
		Market	Revenue Multiple	0.80x
			Direct Profit Multiple	2.00x	—

Floating Rate Loan Interests	18,401,490	Income	Discount Rate	6%- 15%	12%

Fixed Rate Loan Interests	3,086,195	Income	Discount Rate	8%	—

Preferred Stocks	26,460,047	Market	Revenue Multiple	2.00x - 19.00x	9.59x
			Time to Exit	0.1 - 3.0 years	2.5 years
			Volatility	36% - 80%	65%
		Income	Discount Rate	15%	—

Warrants	2,094,676	Market	Revenue Multiple	4.50x -10.50x	9.36x
			Volatility	70%	—
			Time to Exit	3.0 years	—

	$81,073,285

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Statements of Assets and Liabilities
December 31, 2025

	BCAT	ECAT
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 1,793,197,966	$ 1,701,540,690
Investments, at value — affiliated(c)	22,621,390	28,286,013
Cash	1,022,759	—
Cash pledged:
Collateral — OTC derivatives	2,323,000	991,000
Futures contracts	18,153,996	9,466,000
Centrally cleared swaps	19,976,000	11,866,000
Foreign currency, at value(d)	5,731,257	3,342,529
Receivables:
Investments sold	6,554,227	6,016,323
Securities lending income — affiliated	—	2,119
Swaps	965,027	44,197
TBA sale commitments	83,288,305	21,335,158
Dividends — unaffiliated	967,887	1,319,963
Dividends — affiliated	—	70,755
Interest — unaffiliated	6,706,974	5,118,117
Principal paydowns	35,166	—
Variation margin on futures contracts	2,657,134	601,917
Swap premiums paid	327,308	209,098
Unrealized appreciation on:
Forward foreign currency exchange contracts	801,788	751,008
OTC swaps	381,759	95,335
Unfunded floating rate loan interests	5,356	—
Prepaid expenses	343	346
Total assets	1,965,717,642	1,791,056,568
LIABILITIES
Bank overdraft	—	382,375
Due to custodian	1,382,628	—
Cash received as collateral for TBA commitments	—	260,000
Collateral on securities loaned	—	2,148,589
Options written, at value(e)	4,115,489	3,364,434
TBA sale commitments, at value(f)	84,093,023	21,512,040
Payables:
Investments purchased	269,303,242	146,914,065
Swaps	116,012	—
Accounting services fees	70,675	61,563
Custodian fees	81,809	77,556
Income dividend distributions	3,258,868	1,932,922
Interest expense and fees	118,403	—
Investment advisory fees	1,699,256	1,720,868
Trustees’ and Officer’s fees	182,365	179,233
Options written	49,698	50,608
Other accrued expenses	36,177	13,116
Professional fees	170,841	181,664
Transfer agent fees	18,750	34,818
Variation margin on centrally cleared swaps	704,038	431,572
Swap premiums received	2,420	—

2025 BlackRock Annual Report to Shareholders

Consolidated Statements of Assets and Liabilities  (continued)
December 31, 2025
	BCAT	ECAT
Unrealized depreciation on:
Forward foreign currency exchange contracts	$ 1,836,149	$ 1,749,205
OTC swaps	3,174,998	1,307,325
Unfunded floating rate loan interests	10,429	10,432
Total liabilities	370,425,270	182,332,385
Commitments and contingent liabilities
NET ASSETS	$ 1,595,292,372	$ 1,608,724,183
NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$ 1,409,050,474	$ 1,261,720,892
Accumulated earnings	186,241,898	347,003,291
NET ASSETS	$ 1,595,292,372	$ 1,608,724,183
Net asset value	$ 15.23	$ 16.17
(a) Investments, at cost—unaffiliated	$1,484,354,645	$1,322,293,979
(b) Securities loaned, at value	$—	$2,100,253
(c) Investments, at cost—affiliated	$22,726,371	$28,255,169
(d) Foreign currency, at cost	$5,744,346	$3,343,685
(e) Premiums received	$4,509,889	$3,662,553
(f) Proceeds from TBA sale commitments	$83,288,305	$21,335,158
(g) Shares outstanding	104,775,271	99,468,307
(h) Shares authorized	Unlimited	Unlimited
(i) Par value	$0.001	$0.001
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Operations
Year Ended December 31, 2025

	BCAT	ECAT
INVESTMENT INCOME
Dividends — unaffiliated	$13,646,989	$13,454,816
Dividends — affiliated	1,575,654	4,067,071
Interest — unaffiliated	43,480,254	28,931,474
Securities lending income — affiliated — net	—	36,931
Payment-in-kind interest — unaffiliated	1,973,852	255,167
Other income — unaffiliated	338,454	237,699
Foreign taxes withheld	(549,043)	(790,282)
Foreign withholding tax claims	—	516,876
Total investment income	60,466,160	46,709,752
EXPENSES
Investment advisory	20,463,423	20,618,864
Professional	296,356	278,579
Custodian	242,833	207,709
Accounting services	209,803	182,706
Trustees and Officer	117,788	118,207
Transfer agent	70,566	54,826
Registration	37,384	35,447
Proxy	27,090	—
Printing and postage	7,898	17,678
Reorganization	—	1,683,564
Miscellaneous	168,980	113,100
Total expenses excluding interest expense	21,642,121	23,310,680
Interest expense and fees — unaffiliated	1,427,350	12,767
Total expenses	23,069,471	23,323,447
Less fees waived and/or reimbursed by the Manager	(117,897)	(119,157)
Total expenses after fees waived and/or reimbursed	22,951,574	23,204,290
Net investment income	37,514,586	23,505,462
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	59,399,668	37,532,066
Investments — affiliated	565,987	311,602
Forward foreign currency exchange contracts	(24,850,579)	(24,039,372)
Foreign currency transactions	(437,537)	(278,985)
Futures contracts	(4,456,724)	8,155,010
Options written	16,402,797	12,574,566
Swaps	(591,235)	86,742
	46,032,377	34,341,629
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	136,222,022	147,663,647
Investments — affiliated	135,212	(121,120)
Forward foreign currency exchange contracts	(6,453,975)	(5,126,628)
Foreign currency translations	(854,783)	(578,484)
Futures contracts	(6,664,916)	5,588,091
Options written	796,067	432,541
Swaps	15,253,192	7,653,859
Unfunded floating rate loan interests	15,055	9,716
	138,447,874	155,521,622
Net realized and unrealized gain	184,480,251	189,863,251
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,994,837	$213,368,713
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Consolidated Statements of Changes in Net Assets

	BCAT		ECAT
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$37,514,586	$51,235,283	$23,505,462	$34,925,218
Net realized gain	46,032,377	26,510,596	34,341,629	98,739,422
Net change in unrealized appreciation (depreciation)	138,447,874	116,672,201	155,521,622	106,930,780
Net increase in net assets resulting from operations	221,994,837	194,418,080	213,368,713	240,595,420
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(36,766,639)	(57,536,306)	(24,208,068)	(41,544,035)
Return of capital	(311,196,227)	(223,953,850)	(327,330,685)	(246,866,966)
Decrease in net assets resulting from distributions to shareholders	(347,962,866)	(281,490,156)	(351,538,753)	(288,411,001)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	—	1,998,205	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(45,363,387)	—	(45,983,346)
Net increase (decrease) in net assets derived from capital share transactions	—	(45,363,387)	1,998,205	(45,983,346)
NET ASSETS
Total decrease in net assets	(125,968,029)	(132,435,463)	(136,171,835)	(93,798,927)
Beginning of year	1,721,260,401	1,853,695,864	1,744,896,018	1,838,694,945
End of year	$1,595,292,372	$1,721,260,401	$1,608,724,183	$1,744,896,018

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Cash Flows
Year Ended December 31, 2025

	BCAT	ECAT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$221,994,837	$213,368,713
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	4,838,855,472	3,943,546,607
Purchases of long-term investments	(4,532,825,958)	(3,815,883,168)
Net proceeds from sales (purchases) of short-term securities	(7,265,978)	185,308,012
Amortization of premium and accretion of discount on investments and other fees	(1,671,442)	(1,320,441)
Paid-in-kind income	(1,973,852)	(255,167)
Premiums paid on closing options written	(14,355,785)	(12,688,633)
Premiums received from options written	34,521,046	28,309,218
Net realized gain on investments and options written	(76,881,860)	(50,550,998)
Net unrealized (appreciation) depreciation on investments, options written, swaps, forwards, foreign currency translations and unfunded floating rate loan interests	(129,765,881)	(142,415,823)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	48,621	786,135
Dividends — unaffiliated	13,319	(109,474)
Interest — unaffiliated	1,638,965	314,223
Securities lending income — affiliated	—	1,156
Swaps	(671,501)	(44,197)
Variation margin on futures contracts	(1,226,236)	(324,583)
Swap premiums paid	(129,562)	(192,043)
Prepaid expenses	14,918	15,277
Increase (Decrease) in Liabilities
Due to broker	(1,287,334)	—
Cash received
Collateral — OTC derivatives	(530,000)	(430,000)
Collateral — TBA commitments	—	216,000
Collateral on securities loaned	—	(1,811,068)
Payables
Swaps	114,379	—
Accounting services fees	(26,242)	(24,465)
Custodian fees	(9,894)	6,063
Interest expense and fees	26,926	—
Investment advisory fees	(152,718)	(155,748)
Trustees’ and Officer’s fees	63,085	63,055
Other accrued expenses	(69,484)	(16,882)
Professional fees	12,690	16,234
To the custodian	1,382,628	—
Transfer agent fees	(32,566)	11,038
Variation margin on futures contracts	(402,307)	(1,299,449)
Variation margin on centrally cleared swaps	105,246	181,304
Swap premiums received	(745)	—
Net cash provided by operating activities	329,512,787	344,620,896
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(344,703,998)	(347,607,626)
Increase in bank overdraft	—	382,375
Net cash used for financing activities	(344,703,998)	(347,225,251)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(153,643)	31,822

2025 BlackRock Annual Report to Shareholders

Consolidated Statements of Cash Flows  (continued)
Year Ended December 31, 2025
	BCAT	ECAT
CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(15,344,854)	$(2,572,533)
Restricted and unrestricted cash and foreign currency at beginning of year	62,551,866	28,238,062
Restricted and unrestricted cash and foreign currency at end of year	$47,207,012	$25,665,529
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,400,424	$12,767
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$1,998,205
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,022,759	$—
Cash pledged
Collateral — OTC derivatives	2,323,000	991,000
Futures contracts	18,153,996	9,466,000
Centrally cleared swaps	19,976,000	11,866,000
Foreign currency at value	5,731,257	3,342,529
	$47,207,012	$25,665,529
See notes to consolidated financial statements.
Consolidated Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BCAT(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$16.43	$17.25	$16.84	$20.90	$21.05
Net investment income(b)	0.36	0.48	0.55	0.50	0.53
Net realized and unrealized gain (loss)	1.76	1.35	1.37	(3.31)	0.57
Net increase (decrease) from investment operations	2.12	1.83	1.92	(2.81)	1.10
Distributions(c)
From net investment income	(0.35)	(0.54)	(0.58)	(0.99)	(0.75)
From net realized gain	—	—	—	—	(0.03)
Return of capital	(2.97)	(2.11)	(0.93)	(0.26)	(0.47)
Total distributions	(3.32)	(2.65)	(1.51)	(1.25)	(1.25)
Net asset value, end of year	$15.23	$16.43	$17.25	$16.84	$20.90
Market price, end of year	$14.16	$15.15	$14.95	$13.87	$19.45
Total Return(d)
Based on net asset value	15.55%	11.92%(e)	13.24%	(12.61)%	5.44%
Based on market price	16.50%	19.08%	19.16%	(22.66)%	(5.12)%
Ratios to Average Net Assets(f)
Total expenses	1.41%	1.46%(g)	1.40%(h)	1.58%	1.61%
Total expenses after fees waived and/or reimbursed	1.40%	1.45%(g)	1.39%(h)	1.57%	1.60%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and amortization of offering costs and excluding professional fees for foreign withholding taxes	1.31%	1.37%(g)	1.31%(h)	1.42%	1.51%
Net investment income	2.29%	2.78%	3.19%	2.77%	2.49%
Supplemental Data
Net assets, end of year (000)	$1,595,292	$1,721,260	$1,853,696	$1,821,348	$2,332,983
Borrowings outstanding, end of year (000)	$—	$—	$—	$—	$687,791
Asset coverage, end of year per $1,000 of bank borrowings	$—	$—	$—	$—	$6,290
Portfolio turnover rate(i)	260%(j)	257%(j)	234%(j)	98%	90%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.39% ,1.38% and 1.30%, respectively.

(h)
Includes non-recurring expenses of proxy costs and offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.38% ,1.37% and 1.29%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Portfolio turnover rate (excluding MDRs)	139%	150%	135%	88%	86%

(j)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	ECAT
	Year Ended 12/31/25(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Net asset value, beginning of period	$17.56	$18.05	$16.62	$20.69	$20.00
Net investment income (loss)(c)	0.24	0.35	0.35	0.18	(0.04)
Net realized and unrealized gain (loss)	1.91	2.02	2.56	(3.05)	0.83
Net increase (decrease) from investment operations	2.15	2.37	2.91	(2.87)	0.79
Distributions(d)
From net investment income	(0.24)	(0.41)	(0.35)	(0.50)	(0.05)
From net realized gain	—	—	—	(0.08)	(0.05)
Return of capital	(3.30)	(2.45)	(1.13)	(0.62)	—
Total distributions	(3.54)	(2.86)	(1.48)	(1.20)	(0.10)
Net asset value, end of period	$16.17	$17.56	$18.05	$16.62	$20.69
Market price, end of period	$15.38	$16.40	$16.13	$13.43	$18.65
Total Return(e)
Based on net asset value	14.33%	14.55%	19.50%	(12.89)%	4.00%(f)
Based on market price	16.44%	19.72%	32.15%	(21.91)%	(6.25)%(f)
Ratios to Average Net Assets(g)
Total expenses	1.41%	1.42%(h)	1.36%(i)	1.29%	1.30%(j)
Total expenses after fees waived and/or reimbursed	1.41%	1.40%(h)	1.32%(i)	1.28%	1.30%(j)
Net investment income (loss)	1.43%	1.88%	2.01%	1.02%	(0.77)%(j)
Supplemental Data
Net assets, end of period (000)	$1,608,724	$1,744,896	$1,838,695	$1,701,873	$2,187,581
Portfolio turnover rate(k)	226%	227%	246%	106%	15%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 1.31%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.31% and 1.27%, respectively.
(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/25(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Portfolio turnover rate (excluding MDRs)	137%	138%	152%	95%	15%
See notes to consolidated financial statements.
Financial Highlights

Notes to Consolidated Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Capital Allocation Term Trust	BCAT	Maryland	Diversified
BlackRock ESG Capital Allocation Term Trust	ECAT	Maryland	Diversified*

*	The Trust’s classification changed from non-diversified to diversified.
The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “BCAT Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Cayman Subsidiary. The net assets of the BCAT Cayman Subsidiary as of period end were $43,675,466, which is 2.7% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of ECAT include the account of Cayman ESG Capital Allocation Fund, Ltd. (the “ECAT Cayman Subsidiary”, and together with the BCAT Cayman Subsidiary, the “Cayman Subsidiaries”), which is a wholly-owned subsidiary of the ECAT and primarily invests in commodity-related instruments and other derivatives. The ECAT Cayman Subsidiary enables ECAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. ECAT may invest up to 25% of its total assets in the ECAT Cayman Subsidiary. The net assets of the ECAT Cayman Subsidiary as of period end were $40,913,363, which is 2.5% of ECAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The ECAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to ECAT, except that the ECAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of BCAT include the account of BCAT Subsidiary LLC (the “BCAT Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCAT. The BCAT Taxable Subsidiary enables BCAT to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BCAT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for BCAT. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BCAT may invest up to 25% of its total assets in the BCAT Taxable Subsidiary. The net assets of the BCAT Taxable Subsidiary as of period end were $3,981,679, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BCAT.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment  Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each  Trust and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements for uncertain tax positions, each Trust recognizes tax reclaims when the Trust determines that it is more likely than not that each Trust will sustain its position that it is due the reclaim.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Trusts may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.  See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.
Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Trust’ s financial statements.
Recent Accounting Standard: The Trusts adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Trusts’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Trust’s financial position or results of operations.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:   Each Trust’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager  as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options (except ETF options, equity index options or those that are customized) are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Customized exchange-traded equity options, ETF options, equity index options and Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of  December 31, 2025, certain investments of BCAT were fair valued using NAV as a practical expedient  as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:
Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCAT	Coreweave Compute Acquisition Co. IV LLC	$19,489	$ 19,368	$18,612	$ (756)
	Montage Hotels & Resorts LLC	276,392	276,392	266,719	(9,673)
	Peninsula Pacific Entertainment LLC	428,508	424,223	429,579	5,356
					$ (5,073)
ECAT	Coreweave Compute Acquisition Co. IV LLC	$19,693	$ 19,571	$18,807	(764)
	Montage Hotels & Resorts LLC	276,231	276,231	266,563	(9,668)
					$ (10,432)
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2025, BCAT and ECAT had outstanding commitments of $6,702,568 and $2,586,035, respectively. These commitments are not included in the net assets of the Trusts as of December 31, 2025.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Consolidated Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Consolidated Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:
Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ECAT
J.P. Morgan Securities LLC	$ 1,233,322	$ (1,233,322)	$ —	$ —
Mizuho Securities USA LLC	634,646	(634,646)	—	—
Morgan Stanley	164,736	(164,736)	—	—
UBS Securities LLC	67,549	(67,549)	—	—
	$ 2,100,253	$ (2,100,253)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Trust benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Trust.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or carbon credits (commodity risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statements of Assets and Liabilities. The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trusts.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statements of Assets and Liabilities.
•Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.
•Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.
•Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.
•Barrier options – The Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.
The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statements of  Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Equity and Total return swaps — Equity and total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Equity swaps are designed to function as direct economic investments in long or short equity positions. This means that the Trust will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid. Equity swaps incur interest charges and credits (“financing fees”) related to the notional value of the position. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread.
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
•Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

•Forward swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.
•Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets.  For purposes of calculating these fees,“managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to the Cayman Subsidiaries and the BCAT Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiaries and the BCAT Taxable Subsidiary for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiaries and the BCAT Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory agreements with each of, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations.  For the year ended December 31, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 25,031
ECAT	71,439
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, and with respect to BCAT, any portion of the Trust’s assets invested in other exchange-traded products sponsored by BlackRock or its affiliates, through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2025, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 92,866
ECAT	47,718
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Trust retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds specified thresholds, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 84%  of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70%  of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Consolidated Statements of Operations. For the year ended December 31, 2025, each Trust paid BIM the following amounts for securities lending agent services:
Trust Name	Amounts
ECAT	$ 7,873
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended December 31, 2025, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$ 3,425,718,181	$ 3,421,597,739	$ 1,139,218,400	$ 1,469,360,143
ECAT	2,434,419,275	2,429,411,186	1,348,360,778	1,506,561,158
For the year ended December 31, 2025, purchases and sales related to mortgage dollar rolls were as follows:
Trust Name	Purchases	Sales
BCAT	$ 2,132,912,948	$ 2,133,726,567
ECAT	1,491,385,421	1,492,187,526

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trusts’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net losses derived from the Trust’s wholly owned subsidiary were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BCAT	$ (1,287,964)	$ 1,287,964
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/25	Year Ended 12/31/24
BCAT
Ordinary income	$ 36,766,639	$ 57,536,306
Return of capital	311,196,227	223,953,850
	$ 347,962,866	$ 281,490,156
ECAT
Ordinary income	$ 24,208,068	$ 41,544,035
Return of capital	327,330,685	246,866,966
	$ 351,538,753	$ 288,411,001
As of December 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses	Total
BCAT	$ (116,110,047)	$ 304,072,785	$ (1,720,840)	$ 186,241,898
ECAT	(13,508,789)	363,166,257	(2,654,177)	347,003,291

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the characterization of corporate actions, the deferral of compensation to Trustees and the classification of investments.

During the year ended December 31, 2025, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:
Trust Name	Utilized
BCAT	$ 45,539,921
ECAT	46,880,617
As of December 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$ 1,512,110,235	$ 434,195,756	$ (115,654,354)	$ 318,541,402
ECAT	1,363,292,852	432,879,828	(56,949,476)	375,930,352
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

9.
BANK BORROWINGS
BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee of 0.25% per annum on the daily unused amount if utilization is less than 80% of the committed line amount. For the year ended December 31, 2025, BCAT did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, each Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’ s prospectus provides details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Trusts.

2025 BlackRock Annual Report to Shareholders

Notes to Consolidated Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be  more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedules of Investments.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
11.
 CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Trust Name	12/31/25	12/31/24
ECAT	122,514	—
For the year ended December 31, 2025, shares issued and outstanding remained constant for BCAT.
Each Trust had previously adopted a one-year discount management program (the “Program”) that was comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025. Under the initial Program, each Trust offered to repurchase a portion of its common shares via tender offer if the Trust’s common shares traded at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. As a result of the discount trigger being met during the first measurement period under the Program, each Trust conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired.
Tender offers results for the year ended December 31, 2024 were as follows:
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements  (continued)

BCAT
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	14,916,872	13.9%	2,686,545	2.5%	$16.8854	$45,363,387

(a)	Date the tender offer period began.
ECAT
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	17,487,970	17.2%	2,547,328	2.5%	$18.0516	$45,983,346

(a)	Date the tender offer period began.
The discount trigger was not met for the second, third or fourth measurement period, and therefore no tender offers were conducted with respect to those measurement periods.
On February 28, 2025, the Board approved the renewal of each Trust’s Program, which consisted of one measurement period beginning on January 1, 2025 and ending on September 30, 2025. Under the renewed Program, each Trust intended to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares traded at an average daily discount to NAV of more than 10% during the 9-month measurement period. The discount trigger was not met and therefore no tender offers were conducted with respect to this measurement period.
On November 14, 2025, the Board approved the renewal of each Trust’s Program, which will consist of one measurement period beginning on January 1, 2026 and ending on September 30, 2026. Under the renewed Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 10% during the 9-month measurement period. If the discount trigger is met and a tender offer is conducted, there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in such tender offer and there can be no assurance as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV.
As of December 31, 2025, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT
12.
FOREIGN WITHHOLDINGS TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld.  Assuming there are sufficient foreign taxes paid which ECAT is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by ECAT.
Certain of the outstanding foreign tax reclaims are not deemed by ECAT to meet the recognition criteria under U.S. GAAP as of December 31, 2025, and have not been recorded in ECAT’s net asset value. The recognition by ECAT of these amounts would have a positive impact on ECAT’s performance. If ECAT receives a tax refund that has not been previously recorded, investors in ECAT at the time the claim is successful will benefit from any resulting increase in ECAT’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
13.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	01/02/26	01/20/26	01/30/26	$ 0.260730
	01/02/26	02/13/26	02/27/26	0.260730
	01/02/26	03/13/26	03/31/26	0.260730
ECAT	01/02/26	01/20/26	01/30/26	0.277010
	01/02/26	02/13/26	02/27/26	0.277010
	01/02/26	03/13/26	03/31/26	0.277010

2025 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statements of assets and liabilities of BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust and subsidiaries (the “Funds”), including the consolidated schedules of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Capital Allocation Term Trust	For each of the five years in the period ended December 31, 2025
BlackRock ESG Capital Allocation Term Trust	For each of the four years in the period ended December 31, 2025 and for the period from September 27, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2025:
Trust Name	Qualified Dividend Income
BCAT	$ 7,178,374
ECAT	6,834,852
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2025:
Trust Name	Qualified Business Income
BCAT	$ 61,352
ECAT	207,581
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2025:
Trust Name	Federal Obligation Interest
BCAT	$ 241,791
ECAT	1,110,506
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
Trust Name	Dividends-Received Deduction
BCAT	7.19%
ECAT	4.13
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2025:
Trust Name	Interest Dividends
BCAT	$ 13,340,255
ECAT	16,690,920
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2025:
Trust Name	Interest- Related Dividends
BCAT	$ 8,241,420
ECAT	11,219,576

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
During the last fiscal year, BlackRock ESG Capital Allocation Term Trust (“ECAT”) made certain updates to the Trust’s ESG screening criteria.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Capital Allocation Term Trust (BCAT)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.
In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.
BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.
Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.
The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.
The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.
The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes through the bank credit facility described below and by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may issue debt securities or preferred shares.
The Trust entered into a 179-day rolling line credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to the Trust absent a default or certain similar events. The Trust has granted a security interest in substantially all of its assets to BNP. The Trust can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to the Trust at the Overnight Bank Funding Rate plus 0.75%. In addition, the Trust pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock ESG Capital Allocation Term Trust (ECAT)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.
The Trust will invest at least 80% of its total assets in securities that, in the Manager’s assessment, meet the ESG criteria described below. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. To determine the Trust’s investable universe, Trust management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock, subject to the considerations noted below. Such screening criteria principally includes:
(i) issuers that derive more than zero percent of revenue from the production of controversial weapons;
(ii) issuers that derive more than zero percent of revenue from the production of civilian firearms;
(iii) issuers that derive more than zero percent of revenue from the production of tobacco-related products;
(iv) issuers that derive more than twenty percent of revenue from thermal coal generation, unless the Trust is investing in green bonds of such issuers or the issuers have made certain commitments to reduce climate impact, or more than five percent of revenue from thermal coal mining, unless the Trust is investing in green bonds of such issuers;
(v) issuers that derive more than five percent of revenue from oil sands extraction, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;
(vi) issuers in the energy sector identified as entering production in oil & gas or coal expansion, unless the Trust is investing in green bonds of such issuers or the issuers have set certain targets to reduce climate impact;
(vii) issuers identified as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption; and
(viii) issuers receiving an ESG rating of CCC or equivalent by recognized third-party rating agencies.
The Trust relies on one or more third-party ratings agencies to identify issuers for purposes of the above screening criteria. Third-party rating agencies may base the above screening criteria on an estimate when revenue for a covered business activity is not disclosed by the issuer or publicly available.
The Trust’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate, unavailable or estimated. Where the Trust’s screening criteria looks solely to third-party ratings or data, issuers are only screened to the extent such ratings or data have been assigned or made available by the third parties. This screening criteria is subject to change over time at the Manager’s discretion. In addition, the Trust may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by Trust management.
Trust management then seeks to allocate the Trust’s assets to issuers that have been identified by the Manager as having positive sustainability metrics within their respective sector using a proprietary sustainability scoring system, fundamental sector research and third-party ESG data. In evaluating potential investments, the Manager considers certain criteria, including but not limited to: (i) whether, based on the Manager’s proprietary methodologies using internal data sources and third-party data, the issuer provides positive environmental and social benefits to third parties relative to other companies in its sector; (ii) whether a bond is a green, social or sustainability bond (e.g., the proceeds of the bond issuance are used for environmental projects that benefit the entire planet by either directly or indirectly reducing carbon-emissions) as determined through the Manager’s proprietary methodology and in line with global norms; (iii) whether it has been determined, based on metrics provided by third parties, that the issuer has established a decarbonization strategy; and (iv) whether the issuer is aligned with the Manager’s social and environmental criteria and/or generates revenue associated with the UN Sustainable Development goals. Some examples of third-party data and metrics utilized by the Trust include green revenue metrics, forward looking emissions reduction commitments, revenue from socially controversial business lines, exposure to biodiversity controversies, product mix and targeted populations.
After the investable universe is determined, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. In selecting investments, the Trust may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
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Investment Objectives, Policies and Risks (continued)

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.
The Trust intends to utilize option strategies that consist of writing (selling) call and put options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.
The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies. The Trust may underweight or overweight a currency based on the Trust management team’s outlook.
The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.
The Trust may also gain exposure to commodity markets by investing in Cayman ESG Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust pays the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust.
The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annual and semi-annual reports.
The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Trust will apply the ESG criteria described above to municipal bonds, government sponsored asset-backed securities/mortgage-backed securities and government securities.
The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

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Investment Objectives, Policies and Risks (continued)

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives will be marked to market for purposes of the Trust’s 80% investment policy set out above.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. An Advisor’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, including those advised by the Advisor or one of its affiliates, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk.
Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue)
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liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.
Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.
Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.
If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.
The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.
The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite

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period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
•Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.
If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.
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Investment Objectives, Policies and Risks (continued)

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.
•Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).
•Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.
•Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.
•Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
•Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.
ESG Investing Risk (ECAT): The Trust intends to screen out particular issuers pursuant to certain criteria established by the Manager, and to measure ESG characteristics, including characteristics related to climate, with respect to certain investments pursuant to a methodology determined by the Manager. This may affect the Trust’s exposure to certain issuers and the Trust may forego certain investment opportunities. The Trust’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Trust seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Trust may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, the Manager is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Manager may incorrectly assess a security or issuer. There is also a risk that the Manager may not apply the relevant ESG criteria correctly or that the Trust could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Trust. Neither the Trust nor the Manager make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The Manager’s evaluation of ESG criteria is subjective and may change over time.
The Trust may not include all instruments in its ESG-related assessments, and may place weight on other factors when selecting investments. In addition, the Trust may not be successful in its ESG-related objectives. There is no guarantee that these objectives will be achieved, and such assessments are at the Manager’s discretion.
Risks Associated with Private Company Investments: Private companies are generally not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations

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of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.
•Late-Stage Private Companies Risk — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.
Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those
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whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.
Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under

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the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.
Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:
•The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.
Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.
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Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Structured Securities Risk: Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Securities Lending Risk: The Trust may engage in securities lending. Securities lending involves the risk that the Trust may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Trust could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Trust.
Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.
Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Trust and may adversely affect the value of the Trust’s shares. These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Trust needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Investment Objectives, Policies and Risks

Automatic Dividend Reinvestment Plan

Pursuant to BCAT and ECAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BCAT and ECAT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BCAT and ECAT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2020)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2020)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 102 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2020)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 100 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2020)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 102 Portfolios	None

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2020)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			92 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2020) President and Chief Executive Officer (Since 2020)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			94 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2020)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2020)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective May 8, 2025, Stephen Minar replaced Jonathan Diorio as Vice President of the Trusts.
Trustee and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025 for shareholders of record on May 19, 2025  to elect trustee nominees for BlackRock Capital Allocation Term Trust (the "Trust").  There were no broker non-votes with regard to the Trust.
Shareholders elected the Class II Trustees as follows:
	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BCAT	86,714,003	1,649,588	86,554,599	1,808,992	86,791,894	1,571,697
Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BCAT	86,791,853	1,571,738	86,388,165	1,975,426	86,564,376	1,799,215
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, and Catherine A. Lynch.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

General Information (continued)
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock (Singapore) Limited
079912 Singapore
Additional Information

Additional Information (continued)

Trust and Service Providers (continued)
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
1D OBFR01	USD - 1D Overnight Bank Funding Rate
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ARB	Airport Revenue Bonds
BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CR	Custodian Receipt
CVR	Contingent Value Right
DAC	Designated Activity Company
DIP	Debtor-In-Possession
ESTR	Euro Short Term Rate
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDL	Fed Funds Effective Rate
FREMF	Freddie Mac Multifamily Securities
KOSPI	Korea Composite Stock Price Index
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTA	Month Treasury Average
PCL	Public Company Limited
PIK	Payment-in-Kind
PIPE	Private Investment in Public Equity
RB	Revenue Bonds
S&P	Standard & Poor’s
SAB	Special Assessment Bonds
SAN	State Aid Notes
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SPDR	Standard & Poor’s Depository Receipt
TBA	To-Be-Announced
TIIEFONDEO	MXN - Overnight TIIE Funding Rate
Glossary of Terms Used in this Report

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
BCAT-12/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics –The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services – The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Capital Allocation Term Trust	$78,310	$77,928	$0	$0	$37,000	$26,464	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Capital Allocation Term Trust	$37,388	$26,464

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, Russ Koesterich, CFA, JD, Managing Director at BlackRock, Sarah Thompson, CFA, Managing Director at BlackRock and Randy Berkowitz, CFA, Managing Director at BlackRock. Messrs. Rieder, Koesterich and Berkowitz and Ms. Thompson are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder and Koesterich have been members of the Fund’s portfolio management team since 2020. Ms. Thompson and Mr. Berkowitz have been members of the Fund’s portfolio management team since 2024.

Portfolio Manager	Biography

Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009.

Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.

Sarah Thompson, CFA	Managing Director of BlackRock, Inc. since 2013.

Randy Berkowitz, CFA	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2014 to 2021.

(a)(2) As of December 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Rick Rieder	22	27	41	0	4	1

	$120.6 Billion	$50.35 Billion	$5.28 Billion	$0	$27.92 Million	$104.9 Million

Russ Koesterich, CFA, JD	9	9	33	0	0	0

	$30.98 Billion	$23.03 Billion	$140.8 Million	$0	$0	$0

Sarah Thompson, CFA	2	4	0	0	0	0

	$3.92 Billion	$2.44 Billion	$0	$0	$0	$0

Randy Berkowitz, CFA	3	4	0	0	0	0

	$5.34 Billion	$2.44 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1- and 5-year periods, as applicable, is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks

Russ Koesterich, CFA, JD Rick Rieder	S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index, FTSE Non-US Dollar World Government Bond Index, MSCI World Net TR Index and MSCI ACWI Minimum Volatility (USD) Index (USD).

Randy Berkowitz, CFA	MSCI ACWI Minimum Volatility (USD) Index (USD) and MSCI World Net TR Index.

Sarah Thompson, CFA	MSCI World Net TR Index.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned

Rick Rieder	Over $1,000,000

Russ Koesterich, CFA, JD	$500,001 - $1,000,000

Sarah Thompson, CFA	$10,001 - $50,000

Randy Berkowitz, CFA	$100,001 - $500,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: February 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: February 24, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Term Trust

Date: February 24, 2026